UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------
                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21364

                          SCHRODER GLOBAL SERIES TRUST
               (Exact name of registrant as specified in charter)
                                    --------


                          875 Third Avenue, 22nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                          Schroder Global Series Trust
                                  P.O. Box 8507
                                Boston, MA 02266
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2005

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2005


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ITEM 1.    REPORTS TO STOCKHOLDERS.


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                                  SCHRODER MUTUAL FUNDS
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OCTOBER 31, 2005                  ANNUAL REPORT

                                  Schroder North American Equity Fund

                                  Schroder U.S. Large Cap Equity Fund

                                  Schroder U.S. Opportunities Fund

                                  Schroder International Fund

                                  Schroder Enhanced Income Fund

                                  Schroder U.S. Core Fixed Income Fund

                                  Schroder Municipal Bond Fund

                                  Schroder Short-Term Municipal Bond Fund

[LOGO OMITTED] SCHRODERS

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SCHRODER MUTUAL FUNDS
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                                          December 16, 2005

Dear Shareholder:

We are pleased to offer the Annual Report to shareholders of the Schroder Mutual Funds, which covers the year ended October 31, 2005. The Report includes information to help you evaluate the progress of your investment, including commentary on the Funds' performance, a list of holdings and detailed information about expenses. We believe you will profit from reading the report, and we thank you for making Schroders part of your financial plan.

Please note that the report now includes the Schroder North American Equity Fund (following a change in the Fund's fiscal year to October 31 from April 30), as well as our new bond funds, Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund, launched at the start of 2005.

The global financial markets in general have rewarded investors over the past twelve months. Around this time last year, a wave of general optimism prompted an end-of-year rally that brought gains to stock and bond investors alike. After stalling somewhat in the first part of 2005, most markets regained lost ground--and then some--in the last six months of the period.

Although 2005 brought with it higher U.S. interest rates, inflation worries, violent tropical storms and political tensions, the world's economies, at this writing, continue to grow moderately. The Eurozone countries, led by Germany (where economic strength is not yet reflected in actual GDP numbers), have generally enjoyed moderate economic growth with little inflation. The U.S., driven by consumer spending, continued to watch its economy power ahead without triggering much actual inflation. This is in part because the Federal Reserve kept up pressure on interest rates to cool possible inflation concerns. In Asia, both Korean and Chinese manufacturers are benefiting from global demand for goods; even the emerging markets of the world generally are growing, thanks largely to the demand for commodities and oil.

Given this environment, it's not surprising to find that stocks of companies around the world delivered healthy 12-month returns. The non-U.S. equity markets were the year's stars, as investors gave the nod to newly elected governments in Germany and Japan by purchasing stocks. So broad-based is global demand and economic growth that emerging markets also found favor in the past year, with the rise in oil prices particularly benefiting Brazilian companies. Rising interest rates may be keeping U.S. inflation in check, but investors remained comfortable enough with prospects for growth to load up on small companies--while large-caps turned in historically average returns. The situation was similar in the U.K, although the markets toward the end of the reporting period appeared to be signaling that interest rates may have remained too high for too long.

Returns continued to be concentrated in a few sectors, with industrials, materials (metals and mining stocks) and energy companies surging ahead, while investors largely continued to shun telecommunications, utilities and technology.

The bond  markets  began  2005 on a note of  caution,  as  investors  sought the relative security of high-quality bonds, amid concerns rising interest rates would cool off the U.S. housing market, which has been so important to continued consumer spending and economic growth. Throughout the period, however, most of the pressure was on the short end of the yield curve, where the Federal Reserve's actions have the most immediate impact. This, in fact, led to a flatter yield curve, with little rise in long-term rates through August. At the same time, strong earnings reports helped boost the relative price of lower-quality bonds, tightening yield spreads. Toward the end of the reporting period, however, bond prices began to drop as we believe investors attempted to anticipate how continued high oil prices, ever-higher Federal funds rate targets and hurricane-related rebuilding will impact the economy.

We have a mixed outlook for 2006. While industrial orders are strong now, the next couple of quarters may find the U.S. consumer face to face with high debt levels and rising interest rates. Weaker consumer spending could curtail global growth. That said, we expect that repairing the damage to the Gulf Coast will inject a great deal of money into the U.S. economy and, with oil prices now drifting lower, the Fed governors may feel compelled to keep raising rates well into the new year. In the U.K., the central bank may actually need to cut interest rates to boost a stagnant economy. In Europe, evidence indicates that a period of sustained job creation and domestic demand may be beginning--we believe that lower wage growth should, however, keep inflation within reasonable ranges. In combination with strong growth in the emerging markets and parts of Asia, we anticipate slightly softer growth of about 2.7% next year.

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SCHRODER MUTUAL FUNDS
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In the next  year,  we plan to  introduce  several  new  Schroder  Funds to take advantage of current market opportunities and provide you with attractive options that may complement your current portfolio of investments.

Information regarding the Schroder Funds, including up-to-date performance data, is available on the Funds' website: www.schroderfunds.com.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

                                                    Sincerely,

                                                    /s/ Mark A. Hemenetz

                                                    Mark A. Hemenetz, CFA
                                                    President

THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS ANNUAL REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF OCTOBER 31, 2005.

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                                       2

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SCHRODER NORTH AMERICAN EQUITY FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 1, 2005)

PERFORMANCE

In the twelve months ended October 31, 2005, the Schroder North American Equity Fund--Investor Shares rose 10.47%, compared to the FTSE North America Index (the "Index"), a broad-based basket of North American stocks, which rose 10.78%. The Fund outperformed both the S&P 500 Index which rose 8.72% and the Lipper universe of Large-Cap Core Funds which on average rose 8.35%, both for the same twelve-month period ended October 31, 2005.(1)

Despite the Fund's aversion to what its portfolio managers believe are highly priced stocks with speculative aspects, which were some of the past year's big gainers, the Fund performed roughly in line with the Index. The Fund was able to keep pace with strong stock selection in financials, health care, and metals and mining stocks.

MARKET BACKGROUND

The numbers mask what was a lackluster 2005 through October for the asset class. U.S. large cap stocks were in negative territory for 2005 when we last wrote, then rose 5.27% (as measured by the S&P 500 Index) for the six months ended October 31, leading to only a small cumulative gain of 1.05% in the 10-month period ended October 31, 2005. Why? We believe that investors are beginning to worry that higher interest rates may slow consumer spending, as shoppers feel the pinch of higher minimum credit card payments and rising adjustable rate debt. In addition, the energy supply shocks brought about by the late summer hurricane season contributed to concerns about profit margins and earnings.

The energy sector produced strongest returns throughout most of this period, driven higher by rising oil and gas prices. Metals and mining stocks were equally strong, as the expanding global economy is expending raw materials and driving up commodity prices. Meanwhile, the telecommunications and consumer discretionary sectors were the weakest performers, with the latter falling on concerns over spending, as high energy costs erode disposable income. At the time we write, however, investors seem to be reassured that consumers are continuing to spend, the U.S. economy is growing at a healthy rate (currently 3.3% annualized), and inflation remains muted.

PORTFOLIO REVIEW

Over the course of the past year, it was difficult to find attractive cyclical stocks. Earlier this year, we increased the Fund's underweighting of cyclical stocks by taking profits in specialty retailers. The Fund also avoided real estate companies, which lack the value triggers that would tempt us to buy them.

We did find value among telecommunications companies for the Fund's portfolio, such as CENTURYTEL and MANITOBA TELECOM SERVICES. These companies haven't yet found favor with investors although they boast high dividend yields. The Fund sold insurance stocks that outpaced banks through the spring and were exceeding our value parameters.

Towards summer, the Fund's emphasis on what we believe are high-quality companies with relatively cheap valuations (such as INTEL) hurt performance slightly as stocks in the industrials and technology sectors rallied strongly. The same is true of the Fund's oil and gas stocks--the Fund was overweight in this booming sector, but it was the generally more speculative exploration and production stocks and refinery companies that performed better rather than the large, integrated oil companies the Fund held.

On the other hand, the Fund benefited from materials sector exposure through its emphasis on metals and mining stocks with high momentum (E.G., PHELPS DODGE and FALCONBRIDGE) and our decision to underweight what we believe are expensive chemical stocks. Within the financial sector, strong performance from insurance holdings with high profitability offset the negative effect of the Fund's cautious approach towards real estate stocks. The Fund also benefited from good stock selection in media, such as MCGRAW-HILL, reflecting our bias towards stocks offering good quality. One stock that underper-formed expectations was LEXMARK INTERNATIONAL, the printer manufacturer spin-off from IBM, which lost out to Dell and to a revitalized Hewlett-Packard.

(1) The Fund recently changed its fiscal reporting period from April 30 to October 31. For the six-month period ended October 31, 2005, the Fund's total return was 6.35%. This compares to the Index's rise of 6.89% for the same six-month period. For this period, the Fund outperformed both the S&P 500 Index which rose 5.27% and the average return of the Lipper universe of Large-Cap Core Funds which rose 5.69%.

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                                       3

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SCHRODER NORTH AMERICAN EQUITY FUND
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Currently,  the Fund remains  positioned towards stocks offering what we believe is a blend of value and high  quality.  The Fund's  exposure  within higher beta
areas  of  the  market  in  the  past   quarter  was   modified,   switching  to
underperforming  consumer  cyclicals  (media and retail)  following sale of more
expensive  industrial   (electrical  equipment)  and  technology  (computers and
peripherals)  stocks.   Financial  services  firms  were  added  to  the  Fund's
portfolio, particularly insurance and consumer finance stocks, which are offering what we believe is an attractive combination of value and quality. Textiles, Apparel and Luxury Goods (E.G., COACH) and Semiconductors and Semiconductor Equipment, such as LAM RESEARCH, are currently among the Fund's largest industry positions, although these are fairly small given the highly diversified composition of its portfolio. The Fund is also slightly overweight in household product stocks, such as COLGATE-PALMOLIVE, which we prefer to tobacco companies among the more defensive areas of the market. The Fund retained its long-standing underweight position in chemicals, which continue to appear relatively expensive.

OUTLOOK

While comparatively weak from a global perspective, the North American equity markets nonetheless produced solid returns in the past year. We continue to expect quality strategies to perform well against a background of moderating global growth and rising interest rates. We also believe that large and mid (though not mega) capitalization companies are likely to outperform small-cap stocks, since the latter continue to appear relatively fully valued.

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                                       4

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SCHRODER NORTH AMERICAN EQUITY FUND
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          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
           SCHRODER NORTH AMERICAN EQUITY FUND -- INVESTOR SHARES VS.
    FTSE NORTH AMERICAN (NA) INDEX AND THE STANDARD & POOR'S (S&P) 500 INDEX.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Schroder
          North American   S&P 500    FTSE NA
            Equity Fund     Index     Index
          --------------   -------   -------
9/17/03      $10,000       $10,000   $10,000
  10/03       10,280        10,262    10,278
  10/04       11,348        11,228    11,331
  10/05       12,536        12,207    12,552

The FTSE North American Index is a market capitalization value weighted composite index of over 700 U.S. and Canadian companies and reflects the reinvestment of dividends. The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                                One Year        Annualized
                                                 Ended             Since
                                            October 31, 2005   Inception(a)
                                            ----------------   ------------

Schroder North American Equity Fund --
   Investor Shares ......................        10.47%           11.26%

(a)   The Fund commenced operations on September 17, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                               SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------

Health & Personal Care                                                14.1%
International Oil, Crude & Petroleum Products                          9.6
Commercial & Other Banks                                               9.4
Financial Institution & Services                                       9.4
Business Services & Computer Services                                  6.2
Retail Trade                                                           5.9
Electric, Gas Utilities & Telephone                                    5.7
Computers/Telecommunications & Office Equipment                        4.1
Multi-Line Property & Casualty Insurance                               3.9
Media                                                                  3.5
Beverage & Tobacco                                                     3.3
Electronics & Instrument/Control Equipment                             3.3
Aerospace & Defense                                                    2.0
Chemicals                                                              1.8
Entertainment, Leisure & Toys                                          1.5
Mining, Metals & Minerals                                              1.4
Food & Grocery Products                                                1.3
Real Estate                                                            1.3
Transportation & Storage                                               1.3
Insurance-Life & Agents/Brokers                                        1.0
Other                                                                  5.3
Short-Term Investment                                                  4.7

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                                       5

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SCHRODER U.S. LARGE CAP EQUITY FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 30, 2005)

PERFORMANCE

In the year ended October 31, 2005, the Schroder U.S. Large Cap Equity Fund--Investor Shares rose 8.54%, compared to the S&P 500 Index (the "Index"), a broad-based basket of U.S. stocks, which rose 8.72%. The Fund outperformed the Lipper universe of Large-Cap Core Funds, which rose 8.35%.

The Fund's outperformance in its peer group was largely due to its hefty energy sector exposure, as well as strong performance from individual stocks within the energy, consumer discretionary and consumer staples sectors. Dragging on performance were certain health care stocks. Performance relative to the Index suffered as a result of poor stock selection in the information technology and health care sectors.

MARKET BACKGROUND

After outperforming small cap stocks during the first part of the reporting period, large caps underperformed their smaller brethren by a wide margin in the six-month period ended October 31. For the year ended October 31, in fact, small cap stocks rose 12.08% (as measured by the Russell 2000 Index), compared to the 8.72% increase in the S&P 500 Index. To put those respectable numbers in global perspective, however, U.S. stock market performance lagged, as the MSCI EAFE Index (a widely quoted measure of non-U.S. stocks) rose a hefty 18.09%.

That said, the numbers mask what was a lackluster 2005 through October for the asset class. Large cap stocks, which were in negative territory through April, rose 5.27% in the second part of the Fund's fiscal year, leading to only a small cumulative gain of 1.05% in the 10-month period ended October 31, 2005. We believe that investors are beginning to worry that higher interest rates may slow consumer spending, as shoppers feel the pinch of higher minimum credit card payments and rising adjustable rate debt. The slowdown in the housing market, caused in part by these higher interest rates, may affect consumer confidence as the value of their homes decline with the inventory of unsold homes increasing.

The energy sector produced the strongest returns throughout most of this period, driven higher by rising oil and gas prices. Metals and mining stocks were equally strong, as the expanding global economy is pushing up demand for raw materials and driving up commodity prices. Meanwhile, the telecommunications and consumer discretionary sectors were the weakest performing sectors in the S&P 500, with the latter falling on concerns over spending, as high energy costs erode disposable income. At the time we write, however, investors seems to be reassured that consumers are continuing to spend, the economy is growing a healthy rate (currently 3.3% annualized), and inflation remains muted.

PORTFOLIO REVIEW

The Fund seeks companies that we believe are positioned to grow their earnings even as profit margins come under pressure from rising unit costs. This translates to companies with pricing power, which can expand their margins by gaining market share or reducing costs. This led us to a number of energy companies and certain consumer stocks.

The Fund outperformed the Lipper average of comparable funds in the past fiscal year largely as the result of good stock selection within the energy, consumer discretionary and consumer staples sectors. ULTRA PETROLEUM provided the single most positive contribution to performance, due to better-than-expected volume growth and price realizations. Oil services stocks also enhanced performance, with companies such as BJ SERVICES and COOPER CAMERON successfully raising prices in an environment of rising demand. We switched out of the latter as it approached our target price, and reinvested the proceeds into NABORS INDUSTRIES. A wide range of companies from other sectors also boosted performance, including OFFICE DEPOT (better-than-expected earnings, following new management's cost-cutting measures), ST. PAUL TRAVELERS (strong profits growth) and QUALCOMM (earnings revision).

The largest detractor from performance was pharmaceutical company PFIZER, as sentiment towards the sector was driven lower by litigation issues and disappointments relating to lack of new drug approval. Two stocks that also hurt performance

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                                        6

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SCHRODER  U.S.  LARGE CAP EQUITY FUND
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were PARKER  HANNIFIN,  with  exposure to the weak auto sector,  and FANNIE MAE, which declined as more accounting problems came to light in the media. We nevertheless remain confident that these companies will improve earnings which should lead to better performance.

OUTLOOK

Looking ahead, we believe that U.S. economic growth remains very strong--strong enough that the Federal Reserve can be expected to continue to raise interest rates into 2006. And while U.S. consumers do not seem to be rattled by high gasoline prices and higher mortgage rates, we are watching housing prices closely. House prices generate a wealth effect that has bolstered spending. If utility bills rise dramatically over the winter, however, consumers may be reluctant to continue spending.

We are avoiding companies that are heavily exposed to the U.S. housing market, and favor the likely beneficiaries of corporate spending growth (E.G., HONEYWELL INTERNATIONAL) rather than stocks sensitive to low-end consumers.

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                                       7

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SCHRODER U.S. LARGE CAP EQUITY FUND
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          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
    SCHRODER U.S. LARGE CAP EQUITY FUND -- INVESTOR SHARES VS. S&P 500 INDEX.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                   Schroder
                                U.S. Large Cap                     S&P 500
                                 Equity Fund                        Index
                                --------------                     -------
10/95                              $10,000                         $10,000
10/96                               11,945                          12,410
10/97                               15,109                          16,395
10/98                               16,449                          20,000
10/99                               21,541                          25,134
10/00                               25,575                          26,665
10/01                               18,342                          20,025
10/02                               14,298                          16,999
10/03                               17,975                          20,535
10/04                               19,322                          22,470
10/05                               20,972                          24,429

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                             One Year Ended    Five Years Ended    Ten Years Ended
                                            October 31, 2005   October 31, 2005   October 31, 2005
                                            ----------------   ----------------   ----------------
Schroder U.S. Large Cap Equity Fund --
   Investor Shares ......................         8.54%           (3.89)%(a)          7.69%(a)

(a)   Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
Citigroup                                                             3.3%
Pfizer                                                                3.1
Altria Group                                                          2.9
Microsoft                                                             2.9
Bank of America                                                       2.9

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Financial Services                                                    19.0%
Health Care                                                           14.0
Capital Goods                                                         11.5
Energy                                                                10.0
Consumer Staples                                                       8.9
Consumer Cyclicals                                                     8.6
Computer Software                                                      6.7
Media                                                                  4.8
Computer Hardware                                                      4.2
Basic Industries                                                       3.7
Utilities                                                              2.3
Communications Equipment                                               2.2
Telephones & Telecommunications                                        1.2
Business Services                                                      0.9
Technology-Semiconductors                                              0.6
Short-Term Investment                                                  1.4

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                                       8

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SCHRODER U.S. OPPORTUNITIES FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 2, 2005)

PERFORMANCE

For the fiscal year ended October 31, 2005, the Schroder U.S. Opportunities Fund--Investor Shares (the "Fund") rose 11.26%, compared to the Russell 2000 Index (the "Index"), a broad-based basket of stocks with characteristics similar to those in the Fund's portfolio, which rose 12.08%. This also compares with the Lipper universe of Small-Cap Core Funds which on average rose 13.22%.

The Fund's underperformance was largely due to its positioning--it considerably outperformed the Index during the difficult months of September and October, but underperformed when small cap stocks were rallying earlier in the year.

MARKET BACKGROUND

After underperforming large cap stocks during the first part of the reporting period, small caps rebounded to outperform their larger brethren by a wide margin in the past six months. For the fiscal year ended October 31, in fact, small cap stocks rose 12.08% (as measured by the Index), compared to an 8.72% increase in the S&P 500 Index, a measure of large-capitalization stock performance.

Those impressive numbers mask what was a lackluster calendar year 2005 through October for the asset class. Small caps were in negative territory through April, but rose 12.25% in the second part of the fiscal year ended October 31, resulting in a small cumulative gain of 0.17% through October. There were a number of reasons for weak stock performance, including additional hikes in interest rates by the Federal Reserve, increasing costs of energy and concern that consumer spending may slow. While earnings growth rates have actually been quite strong thus far in 2005, we believe that investors are concerned that 2006 may witness a slowdown in earnings growth.

In the small cap arena, the strongest returns continued to be from energy stocks, which are profiting from the dramatic increase in oil prices, which remained over $50 a barrel (Brent crude) as of October 31.

PORTFOLIO REVIEW

Throughout the twelve-month period, the Fund outperformed the broad market during downturns and then underperformed in bull markets. The Fund's investment approach is to seek to identify companies before the marketplace discovers them--companies with what we consider are strong fundamentals and the potential for price appreciation. That means we tend to hold few "momentum" names, which can rise dramatically when the broad market has a very strong run. The Fund also maintained a cash cushion throughout the reporting period, which dragged on performance during the summer rally.

Strong contributors to performance included our selection of technology companies--while the sector as a whole did not perform well, our stock selection was strong. An example was CONCUR TECHNOLOGIES, a provider of business services and software solutions, which returned almost 30% for the fiscal year. Our decision to overweight energy stocks also contributed positively to relative returns, even though selection of individual companies in this sector was a detractor from performance. Avoiding financial services companies, which tend to suffer when interest rates are rising, hurt performance early in the fiscal year but paid off later, when interest rates rose in September and October. The Fund also saw positive returns from utility stocks, including ITRON, a meter company that profited from growth in new business.

The largest detractors to relative performance were our health care holdings, almost solely due to ABLE LABS, a generic drug company that reported significant quality issues on its production line. The Fund's holding in this company was liquidated. The Fund also experienced weakness in consumer staples and autos/transportation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

OUTLOOK

We are cautious regarding the outlook for the U.S. equity markets. While generally the economy seems quite healthy, there are many macroeconomic issues that appear to be weighing on investors' minds. We believe that the levels of the Federal budget and trade deficits, and the high cost of energy are all potential impediments to continued economic growth. Higher interest rates are also a cause for worry, because they may limit consumers' ability to spend. Related to this is the potential bubble in residential real estate. Home inventories have been increasing and a softer housing market may result in a less confident consumer. There is good news on the corporate side: corporations have been diligent in getting their balance sheets into better shape and cash flows continue to increase. This may bode well for an uptick in capital spending.

After a six and one-half year outperformance cycle for small cap stocks (versus large cap stocks), market watchers are calling for a reversal of this trend. We are not sure when or if it will occur. We continue to point to the higher growth in sales and earnings available in small cap companies. While valuations have certainly become less favorable relative to large cap companies, they are still near historic norms. We also believe that this has been, and will continue to be, a stockpicker's market, where strong fundamental research may continue to produce positive returns.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER U.S. OPPORTUNITIES FUND -- INVESTOR SHARES VS. RUSSELL 2000 INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Schroder
            U.S. Opportunities    Russell 2000
                   Fund               Index
            ------------------    ------------
10/95            $10,000            $10,000
10/96             12,935             11,660
10/97             17,123             15,080
10/98             14,394             13,294
10/99             15,676             15,271
10/00             22,061             17,930
10/01             22,792             15,653
10/02             20,533             13,842
10/03             27,130             19,844
10/04             32,830             22,171
10/05             36,527             24,850

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies in terms of market capitalization and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                                        One Year Ended     Five Years Ended   Ten Years Ended
                                                       October 31, 2005    October 31, 2005   October 31, 2005
                                                       ----------------    ----------------   ----------------
Schroder U.S. Opportunities Fund (a) --
   Investor Shares ................................         11.26%            10.61%(b)           13.83%(b)

(a) Effective January 2, 2003, Jenny B. Jones replaced Ira Unschuld as the portfolio manager primarily responsible for making investment decisions for the Fund. The performance results shown in the table above for prior periods would not necessarily have been achieved under the Fund's current management.

(b)   Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                                                       % OF INVESTMENTS
--------------------------------------------------------------------------------
Scientific Games Class A                                               2.2%
Conseco                                                                2.2
DaVita                                                                 2.0
Max Re Capital                                                         1.9
Reinsurance Group of America                                           1.7

* Excludes any Short-Term Investments that are part of the top 5 holdings in the Fund.

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Health Care                                                           14.9%
Technology                                                            14.8
Financial Services                                                    13.5
Consumer Discretionary                                                13.1
Producer Durables                                                      7.8
Other Energy                                                           7.7
Materials & Processing                                                 7.1
Business Services                                                      5.0
Utilities                                                              2.0
Autos & Transportation                                                 1.6
Other                                                                  1.0
Consumer Staples                                                       0.5
Short-Term Investments                                                11.0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 7, 2005)

PERFORMANCE

In the year ended October 31, 2005, Schroder International Fund--Investor Shares rose 19.45%, outperforming the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index (the "Index"), a broad-based basket of international stocks, which rose 18.09%. The Fund also outperformed the Lipper universe of International Large-Cap Core Funds which had an average return of 16.80%.

The outperformance is the result of both our stock selection and asset allocation, which favored securities of emerging market firms. The Fund's stock selection in Japan and Continental Europe added value compared to the Index, as did its allocation to energy, consumer (staples and discretionary) and telecommunications companies in particular.

MARKET BACKGROUND

Despite a slow start to the year--and a difficult month in October--the international equity market rallied impressively in the six months ended October 31, with 8.63% in total return as measured by the Index during this time. That outpaces the U.S., where stocks gained 5.27% as measured by the S&P 500 in the same time period; for the Fund's fiscal year ended October 31, the Index outperformed the S&P 500 by more than nine percentage points.

While monetary policy continued to be tightened in the U.S., we believe that investors were calmed by the continued low absolute level of interest rates and the hope that, despite fear of rising head line inflation due to high energy prices, core inflation would be maintained and that U.S. interest rates would approach their peak soon. Other noteworthy events included the continued increase in oil prices, which briefly surpassed $60 per barrel; the vote against the proposed European constitution in France and the Netherlands; and the recovery in the U.S. dollar, which rose versus the euro and the yen.

Regionally, the Pacific (ex-Japan) region initially produced the strongest gains within the Index, with Japan among the weakest regions. In the third quarter, however, the market's leadership shifted to Japan, where the landslide election victory of Prime Minister Koizumi bolstered optimism.

Other strength came from Europe, specifically from German equities, which reflected strides the biggest economy in the European Union has made to increase productivity. The success story of the German corporate sector can be attributed to its new found ability to control wage costs--a product of both labor market reforms and the relative impact of the ascension of ten low-wage, Eastern European countries to the EU in 2004. This was also a year of election in Germany which brought Angela Merkel to power, a change seen positively because of her pro-reform programs.

Among sectors, the highest performers in the Index were materials, energy and industrials which outperformed the broad Index while the telecommunications and consumer discretionary sectors continued to underperform the most.

PORTFOLIO REVIEW

Over the 12-month period ended October 31, the Fund outperformed the Index, with stock selection and asset allocation providing positive contributions. The Fund benefited from its exposure to emerging markets, as well as good stock selection in Japan and Continental Europe. From a sector perspective, energy (PETROBRAS ADR, BG GROUP), consumer staples (ALLIED DOMECQ), consumer discretionary
(HYUNDAI MOTOR, CHRISTIAN DIOR), telecommunications (TELECOM ITALIA) and industrials (MITSUBISHI CORP, ATLAS COPCO) were particularly positive contributors, while the largest drag on performance was from the utilities sector (CENTRICA, ACEA).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

OUTLOOK

We continue to be comfortable taking a cautious stance on global growth. We anticipate that the world economy will continue to decelerate gently as the impact of the monetary policy tightening affects the U.S. consumer on the margin. The recent pick-up in U.S. manufacturing activity suggests that the U.S. economy, a key driver of global growth, remains relatively resilient, which supports our view. In addition, we believe that economic growth in mainland China will continue to be strong overall in 2006 with less emphasis on property and heavy investments and more on consumer growth. We are also expecting inflation to be contained. We anticipate several more Federal Reserve rate hikes into 2006, with rates remaining on hold in the euro area and falling in the U.K.

We believe that slowing global momentum is having a pronounced impact on growth in continental Europe. This is particularly acute in countries such as Italy, which is also suffering the effects of direct competition with China in many of its industries. The recent weakening of the euro should help export growth in the medium-term. On the negative side, however, the depreciation of the euro relative to the U.S. dollar has further inflated the strength of oil prices in euro terms. The combination of higher energy costs and ongoing structural rigidities are creating a difficult operating environment for many companies; the Fund's portfolio remains underweighted in Continental Europe and that exposure is concentrated in the more flexible economies--such as Ireland--as well as in what we believe are globally competitive companies (E.G., GROUPE DANONE and ATLAS COPCO).

In Asia, we are watching China and Japan very closely. Improving domestic demand helped Japan to withstand the slowdown in the global economy, as reflected in the recent strengthening in business confidence despite weaker export growth, although it is too early to say if this is a sustainable trend. Our focus lies elsewhere in Asia, notably among companies sensitive to domestically sourced growth in Southeast Asia and the emerging markets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER INTERNATIONAL FUND -- INVESTOR SHARES VS. MORGAN STANLEY CAPITAL
                        INTERNATIONAL (MSCI) EAFE INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                     Schroder
                                  International                       MSCI EAFE
                                       Fund                             Index
                                  -------------                       ----------
10/95                                $10,000                           $10,000
10/96                                 10,984                            11,048
10/97                                 11,899                            11,560
10/98                                 12,354                            12,674
10/99                                 15,049                            15,593
10/00                                 16,256                            15,140
10/01                                 12,198                            11,366
10/02                                 10,100                             9,865
10/03                                 12,389                            12,531
10/04                                 14,038                            14,892
10/05                                 16,768                            17,586

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australasia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

                                                     One Year Ended    Five Years Ended   Ten Years Ended
                                                    October 31, 2005   October 31, 2005   October 31, 2005
                                                    ----------------   ----------------   ----------------
Schroder International Fund -- Investor Shares ..        19.45%             0.62%(a)          5.30%(a)

(a)   Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                                                       % OF INVESTMENTS
--------------------------------------------------------------------------------
Mitsubishi Estate                                                     3.2%
Vodafone Group                                                        3.1
Diageo                                                                2.7
Petrobras ADR                                                         2.6
Tesco                                                                 2.6

*Excludes any Short-Term Investments that are part of the top 5 holdings in the Fund.

                              GEOGRAPHIC ALLOCATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                                % of Investments
--------------------------------------------------------------------------------
Continental Europe                                                   31.2%
United Kingdom                                                       26.5
Japan                                                                17.3
Emerging Markets                                                     13.7
Pacific ex-Japan                                                      5.1
North America                                                         2.2
Short-Term Investments                                                4.0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 7, 2005)

PERFORMANCE

In the 10 months from its inception date on December 31, 2004 to October 31, 2005, we are pleased to report that the Schroder Enhanced Income Fund rose 2.17% (Investor Shares) and 1.96% (Advisor Shares). The Fund underperformed the LIBOR 3-month USD Fixed Index (the "Index") a widely used measure of short-term debt returns, which rose 2.86%, but outperformed the Lipper universe of Ultra-Short Obligation Funds, which rose 1.93% during the same 10-month period. In the future, this Annual Report will address one year of performance.

The Fund's good performance compared to the peer group was due to a decision earlier in the year to favor asset-backed securities rather than mortgage-backed securities, as well as the Fund's sensitivity to a flattening yield curve--which occurs when the difference between short-term and long-term interest rates is falling. However, when short-term interest rates rose toward the end of the reporting period, these factors were not strong enough to compensate for falling bond prices in general.

MARKET BACKGROUND

In the first 10 months of 2005, bonds (up 1.02% as measured by the Lehman U.S. Aggregate Bond Index) generally performed in line with stocks (up 1.05%, as measured by the S&P 500 Index). But cash equivalents, as evidenced by the Index, were much better performers. Cash equivalent returns, in fact, remained in positive return territory for most of this reporting period, while the Index lost ground during August and September, when interest rates began to float higher.

In fact, the rise in interest rates--widely anticipated in the markets due to a year of Federal Reserve intervention to cool off an economy that threatens to generate inflation--has been remarkably long in arriving. U.S. Treasury security yields actually fell throughout the first part of the year, based on strong demand from pension plans and non-U.S. investors. Instead of rising across the board, short-term interest rates were fairly resilient, while long-term rates (which reflect expectations that the Federal Reserve eventually will succeed in its plan) continued to fall.

But the cumulative effect of the Federal Reserve's interest rate boosters, along with market disarray around the time of the August/September hurricanes, finally generated the intended effect and two-year Treasury note yields rose 50 basis points (one-half of a percentage point) to 4.15% in September.

The bond markets don't like uncertainty and 2005 delivered plenty of it. The departure of Ford and General Motors from the investment-grade indices roiled markets in the early part of the year, as investors contemplated the impact of massive sales of these securities by investors who are restricted to investment grade bonds. The rising price of oil, which could contribute to inflationary pressures by raising the prices consumers pay for goods, is one concern that was further exacerbated by hurricane-related supply shocks in this critical region. Add to that an economy that continues to perform above expectations and the outlook becomes markedly cloudy.

PORTFOLIO REVIEW

After an initial period during which it held high cash balances resulting in underperformance in comparison to the Index, the Fund outperformed the benchmark through the middle of the fiscal year. We positioned the Fund's holdings to profit from a flattening yield curve, while keeping overall duration very low and picking up some yield from asset-backed securities. During the latter part of the reporting period, the Fund's yield curve positioning was not enough to compensate for higher short-term interest rates, and the Fund underperformed the Index.

OUTLOOK

Given the possible inflationary effect of hurricane-rebuilding, as well as higher oil prices, we expect the Federal Reserve to continue raising the Federal funds interest rate target (the rate commercial banks charge each other for overnight borrowings). We expect these moves to push short-term yields higher and contribute to further yield curve flattening. Looking into 2006, we are increasingly concerned about the impact of higher energy prices on consumers, who are already facing higher interest rates and much more limited borrowing flexibility. If consumer spending slows, we believe that spreads between high and low quality securities could rise dramatically. In this kind of environment, we anticipate continuing our emphasis on highly-rated asset-backed securities, which offer the higher yields of non-government bonds, without the added risk of corporate securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
         SCHRODER ENHANCED INCOME FUND, INVESTOR AND ADVISOR SHARES VS.
                         LIBOR 3-MONTH USD FIXED INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Schroder                  Schroder                  LIBOR
           Enhanced  Income          Enhanced Income              3-Month
            Fund, Investor            Fund, Advisor              USD Fixed
                Shares                    Shares                   Index
           ----------------          ---------------             ---------
12/31/04       $10,000                   $10,000                  $10,000
10/05           10,218                    10,197                   10,288

The 3-Month LIBOR Index is not managed and does not reflect the deduction of any fees or expenses.

PERFORMANCE INFORMATION

                                                       Inception to
                                                     October 31, 2005
                                                     ----------------
Schroder Enhanced Income Fund (a) --
   Investor Shares ..........................              2.17%
   Advisor Shares ...........................              1.96%

(a) Cumulative total return from commencement of Fund operations (December 31, 2004). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
General Electric Capital
  3.985%, 11/28/05                                                     4.9%
American Home Mortgage Investment Trust,
  Series 2005-1, Class 1A1
  4.258%, 6/25/45                                                      4.0
Countrywide Alternative Loan Trust,
  Series 2005-56, Class 2A3
  4.519%, 11/25/35                                                     3.2
Impac CMB Trust, Series 2005-3, Class A1
  4.278%, 8/25/35                                                      2.8
Countrywide Alternative Loan Trust,
  Series 2005-51, Class 3A2A
  4.309%, 11/20/35                                                     2.6

                               SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                                  46.6%
Asset-Backed Securities                                              25.8
Mortgage-Backed Obligations                                          13.6
Commercial Paper                                                      7.4
U.S. Government Mortgage-Backed Obligations                           3.9
Corporate Obligation                                                  0.2
Short-Term Investment                                                 2.5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 5, 2005)

PERFORMANCE

In the 10 months from its inception date on December 31, 2004 to October 31, 2005, we are pleased to report that the Schroder U.S. Core Fixed Income Fund rose 1.51% (Investor Shares) and 1.30% (Advisor Shares), compared to the Lehman U.S. Aggregate Bond Index (the "Index"), a broad-based basket of U.S. debt securities, which rose 1.02%. The Fund also outperformed the Lipper universe of Intermediate Investment-Grade Debt Funds which had an average return of 0.60% during this same 10-month period. In the future, this Annual Report will address one year of performance.

The Fund's outperformance was largely due to its yield curve positioning. The Fund was structured to take advantage of the difference between short-term and long-term interest rates (the "spread").

MARKET BACKGROUND

In the first 10 months of 2005, bonds (up 1.02%, as measured by the Index) generally performed in line with stocks (up 1.05%, as measured by the S&P 500 Index). Despite that modest rise, the Index lost considerable ground during August and September, when interest rates began to float higher. The Index was down 0.56% in the last three months of the reporting period.

In fact, the rise in interest rates--widely anticipated in the markets due to a year of Federal Reserve intervention to cool off an economy that threatens to generate inflation--has been remarkably long in arriving. U.S. Treasury security yields actually fell throughout the first part of the year, based on strong demand from pension plans and non-U.S. investors. Instead of rising across the board, short-term interest rates were fairly resilient, while long-term rates (which reflect expectations that the Federal Reserve eventually will succeed in its plan) continued to drop.

Overall, the bond markets don't like uncertainty and 2005 delivered plenty of it. The departure of Ford and General Motors from the investment-grade indices roiled markets in the early part of the year, as investors contemplated the impact of massive sales of these securities by investors who are restricted to investment grade bonds. The rising price of oil, which could contribute to inflationary pressures by raising the prices consumers pay for goods, is one concern that was further exacerbated by hurricane-related supply shocks in this critical region. Add to that an economy that continues to perform above expectations and the outlook becomes markedly cloudy.

PORTFOLIO REVIEW

In the Fund's first four months of operation, it outperformed the Index by maintaining a neutral duration stance (that is to say, the portfolio was roughly equally sensitive to interest rate changes as the Index), while managing maturities to avoid that 2- to 3-year segment where the Fed's action seemed to have the most impact. In addition, the Fund's longer-dated bonds actually appreciated in price, as the yield curve flattened.

In the last six months of the period, the Fund continued to outperform, as its yield curve positioning profited from the flattening yield curve, meaning that the difference between short-term and long-term interest rates fell. Long-dated paper held by the Fund also produced healthy returns. The Fund's strategy had been to avoid the highest quality corporate bonds in favor of BBB-rated issues, which contributed to positive relative performance throughout much of the year. Heading into summer mortgage-backed securities held in the Fund lost ground compared to the Index. At the same time, the Fund's asset-backed securities proved beneficial, as their higher yields compensated for slightly higher prices on swaps. In the end, as summer drew to a close, the Fund underperformed the benchmark, despite the continued benefit of its yield curve position and short duration. Finally, the Fund's underweighted position in U.S. government agency bonds detracted slightly from performance.

OUTLOOK

Given the possible inflationary effect of hurricane-rebuilding, as well as higher oil prices, we expect the Federal Reserve to continue raising the Federal funds interest rate target (the rate commercial banks charge each other for overnight borrowings). We expect these moves to push short-term yields higher and contribute to further yield curve flattening. Looking into 2006, we are increasingly concerned about the impact of higher energy prices on consumers, who are already facing higher interest rates and much more limited borrowing flexibility. If consumer spending slows, we believe that spreads between high and low quality securities could rise dramatically. In this environment, the Fund will continue to focus on adding yield by underweighting Treasuries in favor of mortgage-backed securities, and by actively rotating through corporate bonds when market volatility creates trading opportunities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER U.S. CORE FIXED INCOME FUND, INVESTOR AND ADVISOR SHARES, VS.
                        LEHMAN U.S. AGGREGATE BOND INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Schroder U.S.            Schroder U.S.               Lehman U.S.
              Core Fixed               Core Fixed                 Aggregate
             Income Fund,             Income Fund,                    Bond
           Investor Shares           Advisor Shares                  Index
           ---------------           --------------               -----------
12/31/04       $10,000                  $10,000                     $10,000
10/05           10,150                   10,130                      10,102

The  Lehman  U.S.   Aggregate  Bond  Index  comprises   government   securities,
mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the market.

PERFORMANCE INFORMATION

                                                       Inception to
                                                     October 31, 2005
                                                     ----------------
Schroder U.S. Core Fixed Income Fund (a) --
   Investor Shares ..........................              1.51%
   Advisor Shares ...........................              1.30%

(a) Cumulative total return from commencement of Fund operations (December 31, 2004). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
U.S. Treasury Note
  4.000%, 8/31/07                                                    18.2%
FHLMC Gold
  5.500%, 12/01/34                                                   10.7
FHLMC Gold
  5.000%, 8/01/33                                                     8.6
FNMA TBA
  5.000%, 11/25/20                                                    6.3
American General Finance
  3.853%, 11/01/05                                                    4.6

                               SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
U.S. Government Mortgage-Backed Obligations                           32.7%
U.S. Treasury Obligations                                             26.8
Corporate Obligations                                                 12.8
Mortgage-Backed Obligations                                            9.2
Collateralized Mortgage Obligations                                    8.2
Asset-Backed Securities                                                5.3
Commercial Paper                                                       4.6
Short-Term Investment                                                  0.4

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 7, 2005)

PERFORMANCE

In the year ended October 31, 2005, the Schroder Municipal Bond Fund rose 2.14% (Investor Shares) and 1.99% (Advisor Shares), outperforming the Lehman 5-Year Municipal Bond Index (the "Index"), a broad-based basket of intermediate-term municipal debt securities, which rose 0.47%. The Fund also outperformed the Lipper universe of Intermediate Municipal Debt Funds, which rose 0.65% on average during the same period.

MARKET BACKGROUND

In the past year, interest rates have largely driven the bond market, as investors have generally sought the haven of shorter-term, higher-quality bonds. The broad taxable bond market rose 1.14% as measured by the Lehman U.S. Aggregate Bond Index.

Since we last wrote, the bond market initially performed fairly well, as investors were reassured that the Federal Reserve would continue gradually to raise the Federal funds rate, to counteract the possibility of inflation. Treasury yields across the curve actually decreased, and the yield curve flattened, meaning that the difference between short-term and long-term interest rates fell.

The markets were not so sanguine as the Fund's fiscal year drew to a close, however. Inflation fears increased in the wake of rising energy prices (oil, gasoline and natural gas), and the late summer storms added to the worries by disrupting production in the Gulf Coast region.

PORTFOLIO REVIEW

The Fund outperformed its Index in the past year, due to the generation of an above-average level of income through security selection. Additionally, the Fund benefited from having over 20% of its portfolio invested in securities with longer than seven-year average effective maturities.

The  Fund  has   outperformed   the  Index  by   exploiting   municipal   market
inefficiencies. For example, the Fund purchased a VILLAGE OF PINGREE GROVE, ILLINOIS special tax district bond. The A-rated bond has an effective maturity of October, 2008, and the Fund purchased it at a yield of 4.77%, about 150 basis points higher than the then-prevailing yield on an average A-rated national municipal bond with a similar maturity. The bond's purchase yield was 126% of the yield of an off-the-run Treasury maturing in a similar timeframe. The value added was a result of individual research.

Another example is a AAA-rated COLUMBUS, OHIO escrowed-to-maturity bond with an effective maturity of September, 2011. On the same day the Fund purchased the Columbus bond at a yield of 4.58%, the yield on a AAA-rated municipal bond with the same maturity was 3.53%, according to the Bloomberg national municipal scale. The Columbus tax-exempt bond is collateralized by U.S. Treasury securities.

Additionally, the Fund may purchase taxable municipals if the after-tax value is compelling. During the second quarter, the Fund purchased a UNITED STATES DEPARTMENT OF AGRICULTURE bond to provide funds for the purchase of specially designed airplanes to fight forest fires for the U.S. Forestry Service. The bond was purchased at a taxable yield of 8.00% (436 basis points above the equivalent U.S. Treasury note on day of purchase). The bond has a 2006 effective maturity due to a monthly sinking fund payment.

In addition to the above examples, we believe we have found high relative value in tax-exempt municipals that are refunded and collateralized by U.S. Treasuries (escrowed-to-maturity or pre-refunded issues) and the Fund expects to continue to invest in these types of securities.

Due to the rise in short-term municipal yields, a GWINNETT COUNTY, GEORGIA water and sewer escrowed-to-maturity bond underperformed as it has short maturity of March, 2008. According to the Bloomberg municipal scale, the yield on a 3-year, AAA-rated municipal bond increased by 1.11% during the reporting period--negatively affecting the price of the Gwinnett County bond.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

OUTLOOK

Although we analyze bond market trends, we believe that our value lies not in our ability to forecast the market, but rather in our ability to exploit the municipal bond market's inefficiencies. In our view, opportunities will arise based on the following factors in the municipal bond market:

      o     Lack of central auction marketplace

      o     Fragmented dealer/underwriter distribution network

      o     Small median new issue size

      o     Lack of frequent trading

In any environment, we apply a team-oriented, relative value, bottom-up security selection process that seeks attractive after-tax yields, without sacrificing credit quality.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
         SCHRODER MUNICIPAL BOND FUND, INVESTOR AND ADVISOR SHARES, VS.
                       LEHMAN 5-YEAR MUNICIPAL BOND INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Schroder             Schroder
               Municipal Bond       Municipal Bond      Lehman 5-Year
               Fund, Investor       Fund, Advisor        Municipal
                   Shares               Shares           Bond Index
               --------------       --------------      -------------
12/31/03          $10,000              $10,000            $10,000
10/04              10,353               10,321             10,246
10/05              10,575               10,527             10,294

The Lehman 5-Year Municipal Bond Index is a rules-based, market value weighted unmanaged index of debt obligations with an approximate maturity of five years, issued by municipalities.

PERFORMANCE INFORMATION

                                                      One Year Ended        Annualized
                                                     October 31, 2005   Since Inception(a)
                                                     ----------------   ------------------
Schroder Municipal Bond Fund --
   Investor Shares ...............................        2.14%                 3.09%
   Advisor Shares ................................        1.99%                 2.84%

(a)   From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                               SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Insured                                                               29.2%
Escrowed to Maturity/Pre-Refunded                                     21.9
Corporate Supported                                                    7.6
Health Care                                                            6.5
Corporate Obligations                                                  6.3
Education                                                              6.0
Revenue Bond                                                           3.7
Federal Agency                                                         3.6
Housing                                                                3.3
Industrial Development                                                 2.7
Certificate of Participation                                           2.0
General Obligation                                                     2.0
Tax Increment Financings                                               1.7
Financing                                                              1.0
Transportation                                                         0.4
Short-Term Investment                                                  2.1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 7, 2005)

PERFORMANCE

In the year ended October 31, 2005, we are pleased to report that the Schroder Short-Term Municipal Bond Fund rose 2.47% (Investor Shares) and 2.21% (Advisor Shares), outperforming the Lehman 1-Year Municipal Bond Index (the "Index"), a broad-based basket of short-term municipal debt securities, which rose 1.18%. The Fund also outperformed the Lipper universe of Short Municipal Debt Funds which had an average return of 1.06% for the same period.

MARKET BACKGROUND

In the past year, interest rates have largely driven the bond market, as investors have generally sought the haven of shorter-term, higher-quality bonds. The broad taxable bond market rose 1.14% as measured by the Lehman U.S. Aggregate Bond Index.

Since we last wrote, the bond market initially performed fairly well, as investors were reassured that the Federal Reserve would continue gradually to raise the Federal funds rate, to counteract the possibility of inflation. Treasury yields across the curve actually decreased, and the yield curve flattened, meaning that the difference between short-term and long-term interest rates fell.

The markets were not so sanguine as the Fund's fiscal year drew to a close, however. Inflation fears increased in the wake of rising energy prices (oil, gasoline and natural gas), and the late summer storms added to the worries by disrupting production in the Gulf Coast region.

PORTFOLIO REVIEW

The Fund outperformed the Index in the past year due to the generation of an above average level of income through the purchase of higher-yielding, higher coupon issues.

The  Fund  has   outperformed   the  Index  by   exploiting   municipal   market
inefficiencies. For example, the Fund purchased a VILLAGE OF PINGREE GROVE, ILLINOIS special tax district bond. The A-rated bond has an effective maturity of October, 2008, and the Fund purchased it at a yield of 4.77%, about 150 basis points higher than the then-prevailing yield on an average A-rated national municipal bond with a similar maturity. The bond's purchase yield was 126% of the yield of an off-the-run Treasury maturing in a similar timeframe. The value added was a result of the investment team's security analysis and research.

Another example is a WYANDOTTE COUNTY, KANSAS tax-exempt bond that has an effective maturity of 2008 due to prepayments from the collection of excess sales tax revenues in the County. The Fund purchased the bond at a 3.80% tax-free yield. The bond is secured by a letter of credit from Citibank and is AA+-rated. The yield on a comparable municipal bond available on the same day was 3.04%, according to the Bloomberg national municipal scale.

Additionally, the Fund may purchase taxable municipals if the after-tax value is compelling. For instance, the Fund purchased a WEST NEW YORK taxable municipal that is BBB-rated. The taxable municipal was purchased at a yield of 4.71% to an April 2006 effective maturity date. The bond's after-tax yield for an investor in the highest federal tax bracket is 3.06% for a security with an 8-month maturity.

In addition to the above examples, we believe we have found high relative value in tax-exempt municipals that are refunded and collateralized by U.S. Treasuries (escrowed-to-maturity or pre-refunded issues) and the Fund expects to continue to invest in these types of securities.

Due to the rapid increase in short-term municipal yields, a CHICAGO, ILLINOIS TRANSPORTATION AAA-rated bond underperformed in the Fund's portfolio. The bond has an effective maturity in June 2006 due to an early call feature. Yields in 1-year, AAA-rated bonds increased by 1.19% during the reporting period, according to the Bloomberg municipal scale.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

OUTLOOK

Although we analyze bond market trends, we believe that our value lies not in our ability to forecast the market, but rather in our ability to exploit the municipal bond market's inefficiencies. In our view, opportunities will arise based on the following factors in the municipal bond market:

      o     Lack of central auction marketplace

      o     Fragmented dealer/underwriter distribution network

      o     Small median new issue size

      o     Lack of frequent trading

In any environment, we apply a team-oriented, relative value, bottom-up security selection process that seeks attractive after-tax yields, without sacrificing credit quality.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER SHORT-TERM MUNICIPAL BOND FUND, INVESTOR AND ADVISOR SHARES, VS.
                      LEHMAN 1-YEAR MUNICIPAL BOND INDEX.

    [THE FOLLOWING TABLE WAS REPRESENTED BY LINE GRAPH IN PRINTED MATERIAL.]

                  Schroder            Schroder
                 Short-Term          Short-Term
               Municipal Bond      Municipal Bond      Lehman 1-Year
               Fund, Investor      Fund, Advisor       Municipal Bond
                   Shares              Shares              Index
               --------------      --------------      --------------
12/31/03          $10,000             $10,000             $10,000
10/04              10,126              10,105              10,102
10/05              10,376              10,328              10,221

The Lehman 1-Year Municipal Bond Index is an unmanaged rules-based, market value weighted index of debt obligations with short-term maturities, issued by municipalities.

PERFORMANCE INFORMATION

                                                      One Year Ended        Annualized
                                                     October 31, 2005   Since Inception(a)
                                                     ----------------   ------------------
Schroder Short-Term Municipal Bond Fund --
   Investor Shares ...............................        2.47%                 2.03%
   Advisor Shares ................................        2.21%                 1.78%

(a)   From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Insured                                                               14.6%
Federal Agency                                                        12.3
Escrowed to Maturity/Pre-Refunded                                     10.7
Community Development                                                 10.3
Industrial Development                                                 9.9
Corporate Supported                                                    6.8
Housing                                                                6.7
General Obligation                                                     6.0
Corporate Obligation                                                   5.2
Utilities                                                              4.3
Education                                                              1.9
Economic Development                                                   1.1
Revenue Bond                                                           1.0
Health Care                                                            0.8
Special Assessment                                                     0.6
Sanitation                                                             0.2
Special Obligation                                                     0.2
Tax Increment Financings                                               0.1
Short-Term Investments                                                 7.3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2005

  SHARES                                                             VALUE $
----------                                                        --------------
             COMMON STOCK - 94.1%
             BERMUDA - 1.4%
             BUSINESS SERVICES & COMPUTER
             SERVICES - 0.2%
   110,800   Accenture Class A                                         2,915,148
                                                                  --------------
             DIVERSIFIED INDUSTRIAL - 0.3%
   127,255   Tyco International                                        3,358,259
                                                                  --------------
             ELECTRONICS & INSTRUMENT/CONTROL
             EQUIPMENT - 0.1%
    30,100   Marvel Technology Group (1)                               1,396,941
                                                                  --------------
             INTERNATIONAL OIL, CRUDE & PETROLEUM
             PRODUCTS - 0.1%
    27,600   Nabors Industries (1)                                     1,894,188
                                                                  --------------
             MULTI-LINE PROPERTY & CASUALTY
             INSURANCE - 0.7%
    66,400   ACE                                                       3,459,440
    15,318   Arch Capital Group (1)                                      758,241
    28,700   Axis Capital Holdings                                       744,191
    27,088   Everest Re Group                                          2,693,902
    13,886   PartnerRe                                                   884,816
     1,931   Platinum Underwriters Holdings                               55,014
                                                                  --------------
                                                                       8,595,604
                                                                  --------------
             Total Bermuda                                            18,160,140
                                                                  --------------
             CANADA - 4.7%
             AUTO COMPONENTS - 0.1%
    19,751   Magna International Class A                               1,372,331
                                                                  --------------
             BEVERAGE & TOBACCO - 0.0%
     8,300   Rothmans (1)                                                169,571
                                                                  --------------
             BUSINESS SERVICES & COMPUTER
             SERVICES - 0.0%
     2,374   CGI Group (1)                                                17,092
                                                                  --------------
             CHEMICALS - 0.0%
    19,831   Methanex (1)                                                320,830
                                                                  --------------
             COMMERCIAL & OTHER BANKS - 0.7%
    73,843   Canadian Imperial Bank of Commerce                        4,515,894
    47,100   Royal Bank of Canada                                      3,324,448
    21,400   Toronto-Dominion Bank                                     1,009,639
                                                                  --------------
                                                                       8,849,981
                                                                  --------------
             COMPUTERS/TELECOMMUNICATIONS
             & OFFICE EQUIPMENT - 0.1%
   198,133   Nortel Networks (1)                                         639,410
     9,300   Research In Motion (1)                                      572,053
                                                                  --------------
                                                                       1,211,463
                                                                  --------------

  SHARES                                                             VALUE $
----------                                                        --------------
             DIVERSIFIED CONSUMER GOODS/
             SERVICES - 0.0%
     6,600   Cinram International (1)                                    133,834
                                                                  --------------
             ELECTRIC, GAS UTILITIES & TELEPHONE - 0.4%
     6,608   Atco Class I (1)                                            211,572
    72,816   BCE                                                       1,798,505
    18,314   Enbridge (1)                                                558,603
    11,428   Manitoba Telecom Services (1)                               421,363
    28,900   TELUS (1)                                                 1,111,350
    30,088   TELUS (Non-Voting)                                        1,129,256
                                                                  --------------
                                                                       5,230,649
                                                                  --------------
             ELECTRONICS & INSTRUMENT/CONTROL
             EQUIPMENT - 0.0%
    31,800   ATI Technologies (1)                                        457,903
                                                                  --------------
             FINANCIAL INSTITUTION & SERVICES - 0.8%
    87,800   CI Fund Management (1)                                    1,598,933
    30,500   IGM Financial (1)                                         1,051,457
     4,100   Laurentian Bank of Canada (1)                               105,400
   112,600   Manulife Financial (1)                                    5,862,715
    34,639   Power Corp. of Canada (1)                                   857,613
     7,300   TSX Group (1)                                               224,330
                                                                  --------------
                                                                       9,700,448
                                                                  --------------
             FOOD & GROCERY PRODUCTS - 0.2%
    22,900   George Weston                                             1,928,054
                                                                  --------------
             INTERNATIONAL OIL, CRUDE & PETROLEUM
             PRODUCTS - 0.9%
    17,600   Canadian Natural Resources                                  719,892
    43,200   EnCana (1)                                                1,975,944
     9,400   Ensign Resource Services (1)                                294,676
    37,200   Husky Energy                                              1,717,262
    57,600   Penn West Energy Trust                                    1,524,648
    93,516   Petro-Canada                                              3,260,307
    16,200   Precision Drilling (1)                                      745,096
     9,400   Suncor Energy                                               503,202
    33,000   Western Oil Sands Class A (1)                               709,978
                                                                  --------------
                                                                      11,451,005
                                                                  --------------
             MEDIA - 0.2%
    29,000   Quebecor World                                              429,129
    23,200   Shaw Communications Class B (1)                             468,677
    42,200   Thomson                                                   1,433,356
     9,300   Torstar Class B                                             175,586
    23,700   Yellow Pages Income Fund (1)                                271,007
                                                                  --------------
                                                                       2,777,755
                                                                  --------------

The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

  SHARES                                                              VALUE $
----------                                                        --------------
             COMMON STOCK - (CONTINUED)
             MINING, METALS & MINERALS - 0.8%
   105,200   Barrick Gold                                              2,642,030
    17,100   Dofasco (1)                                                 540,404
    91,952   Falconbridge (1)                                          2,581,136
    52,000   Inco (1)                                                  2,085,990
     9,600   IPSCO (1)                                                   684,262
     1,315   Sherritt International (1)                                   11,250
    55,000   Teck Cominco Class B (1)                                  2,318,143
                                                                  --------------
                                                                      10,863,215
                                                                  --------------
             REAL ESTATE - 0.0%
    13,400   H&R REIT                                                    214,518
     1,052   RioCan REIT (1)                                              18,000
    13,000   Summit REIT (1)                                             240,047
                                                                  --------------
                                                                         472,565
                                                                  --------------
             RETAIL TRADE - 0.2%
    26,777   Canadian Tire Class A (1)                                 1,390,562
    23,400   Loblaw (1)                                                1,331,140
     7,700   Metro Class A (1)                                           214,578
                                                                  --------------
                                                                       2,936,280
                                                                  --------------
             TRANSPORTATION & STORAGE - 0.3%
    53,800   Canadian National Railway (1)                             3,896,239
                                                                  --------------
             Total Canada                                             61,789,215
                                                                  --------------
             CAYMAN ISLANDS - 0.4%
             AEROSPACE & DEFENSE - 0.1%
    30,700   Garmin                                                    1,763,101
                                                                  --------------
             COMPUTERS/TELECOMMUNICATIONS
             & OFFICE EQUIPMENT - 0.1%
    48,953   Seagate Technology (1)                                      709,329
                                                                  --------------
             MULTI-LINE PROPERTY & CASUALTY
             INSURANCE - 0.2%
    50,878   XL Capital Class A                                        3,259,245
                                                                  --------------
             Total Cayman Islands                                      5,731,675
                                                                  --------------

  SHARES                                                             VALUE $
----------                                                        --------------
             UNITED STATES - 87.6%
             AEROSPACE & DEFENSE - 1.9%
    11,145   Alliant Techsystems (1)                                     782,602
    42,000   Boeing                                                    2,714,880
    19,024   General Dynamics                                          2,212,491
    38,558   Honeywell International                                   1,318,684
    25,722   L-3 Communications Holdings                               2,001,686
    75,541   Lockheed Martin                                           4,574,763
     5,600   Moog Class A (1)                                            166,040
    49,570   Northrop Grumman                                          2,659,430
    19,700   Orbital Sciences (1)                                        229,111
    21,300   Rockwell Collins                                            975,966
   136,403   United Technologies                                       6,994,746
                                                                  --------------
                                                                      24,630,399
                                                                  --------------
             AUTO COMPONENTS - 0.4%
    26,900   Autoliv                                                   1,155,624
    52,036   Johnson Controls                                          3,541,050
     8,900   Lear                                                        271,094
     8,700   Polaris Industries                                          392,283
                                                                  --------------
                                                                       5,360,051
                                                                  --------------
             AUTOMOBILES - 0.6%
     7,600   American Axle & Manufacturing Holdings                      165,680
   159,700   Ford Motor                                                1,328,704
    52,560   General Motors                                            1,440,144
    41,438   Harley-Davidson                                           2,052,424
    47,100   Paccar                                                    3,297,942
                                                                  --------------
                                                                       8,284,894
                                                                  --------------
             BEVERAGE & TOBACCO - 3.2%
   164,385   Altria Group                                             12,337,094
    70,904   Anheuser-Busch                                            2,925,499
   286,565   Coca-Cola                                                12,259,251
    62,754   Coca-Cola Enterprises                                     1,186,050
     5,700   Nash Finch                                                  177,042
    91,900   Pepsi Bottling Group                                      2,612,717
   152,347   PepsiCo                                                   9,000,661
    15,900   Reynolds American                                         1,351,500
       187   Seaboard                                                    265,727
                                                                  --------------
                                                                      42,115,541
                                                                  --------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

  SHARES                                                             VALUE $
----------                                                        -------------
            COMMON STOCK - (CONTINUED)
            BUILDING & CONSTRUCTION - 0.8%
    21,365  Centex                                                    1,374,838
    78,033  DR Horton                                                 2,394,833
    27,451  Lennar Class A                                            1,525,726
   112,900  Masco                                                     3,217,650
     1,400  NVR (1)                                                     959,700
    13,200  Universal Forest Products                                   730,488
     8,300  USG (1)                                                     490,696
                                                                  -------------
                                                                     10,693,931
                                                                  -------------
            BUSINESS SERVICES & COMPUTER
            SERVICES - 5.9%
    54,400  Activision (1)                                              857,888
    14,800  Akamai Technologies (1)                                     256,632
     6,300  Altiris (1)                                                 106,470
     8,100  Arbitron                                                    303,021
   110,300  BEA Systems (1)                                             972,846
    67,061  Check Point Software Technologies (1)                     1,499,484
    32,300  Cognizant Technology Solutions Class A (1)                1,420,554
    15,000  Computer Associates International                           419,550
    47,869  Computer Sciences (1)                                     2,453,286
    17,200  Diebold                                                     621,608
     8,800  Digital River (1)                                           246,488
    16,200  DST Systems (1)                                             909,144
    44,700  Earthlink (1)                                               492,147
     6,100  EPIQ Systems (1)                                            116,205
    43,400  Fair Isaac                                                1,812,384
    10,700  Gevity HR                                                   275,418
    21,034  Google Class A (1)                                        7,827,593
   168,978  International Business Machines                          13,835,919
    22,500  Intuit (1)                                                1,033,425
    33,500  McAfee (1)                                                1,006,005
   971,252  Microsoft                                                24,961,176
     5,200  MicroStrategy Class A (1)                                   368,680
    13,900  NetFlix (1)                                                 367,099
    10,800  Netgear (1)                                                 211,140
    10,800  Open Solutions (1)                                          231,228
   347,248  Oracle (1)                                                4,403,105
     5,190  PHH (1)                                                     145,995
    14,900  Progress Software (1)                                       463,986
     4,400  ProQuest (1)                                                130,460
    39,000  Quest Software (1)                                          542,490
    23,900  RSA Security (1)                                            272,460
    62,179  Symantec (1)                                              1,482,969
    21,650  Take-Two Interactive Software (1)                           447,072
    42,150  THQ (1)                                                     977,037
    84,100  TIBCO Software (1)                                          638,319

  SHARES                                                             VALUE $
----------                                                        -------------
    87,300  Unisys (1)                                                  446,103
    17,800  United Online (1)                                           238,698
     5,100  Valassis Communications (1)                                 159,375
    60,675  Waste Management                                          1,790,519
    68,163  Yahoo! (1)                                                2,519,986
                                                                  -------------
                                                                     77,263,964
                                                                  -------------
            CHEMICALS - 1.7%
    97,442  3M                                                        7,403,643
    10,200  Airgas                                                      288,354
    30,100  Bemis                                                       795,242
   120,687  Dow Chemical                                              5,534,706
   120,547  EI du Pont de Nemours                                     5,025,604
    17,700  Engelhard                                                   481,440
    31,200  International Flavors & Fragrances                        1,029,288
    14,400  Praxair                                                     711,504
    17,300  Sigma-Aldrich                                             1,102,010
    15,800  Terra Industries (1)                                         96,538
                                                                  -------------
                                                                     22,468,329
                                                                  -------------
            COMMERCIAL & OTHER BANKS - 8.7%
    90,712  AmSouth Bancorp                                           2,288,664
   443,037  Bank of America                                          19,378,438
    78,893  Bank of New York                                          2,468,562
   113,681  BB&T                                                      4,813,254
   513,568  Citigroup                                                23,511,143
    39,479  Comerica                                                  2,281,097
       343  First Community Bancshares                                   10,396
     3,204  FNB                                                          57,416
    14,500  Fremont General                                             314,505
    14,000  Independence Community Bank                                 553,700
    14,200  Investors Financial Services                                542,156
   272,726  JPMorgan Chase                                            9,987,226
    69,426  PNC Financial Services Group                              4,214,853
   121,948  Regions Financial                                         3,969,408
     7,700  South Financial Group                                       212,289
    70,090  SunTrust Banks                                            5,080,123
   195,361  U.S. Bancorp                                              5,778,778
   188,577  Wachovia                                                  9,526,910
   147,897  Washington Mutual                                         5,856,721
   202,377  Wells Fargo                                              12,183,095
                                                                  -------------
                                                                    113,028,734
                                                                  -------------
            COMPUTERS/TELECOMMUNICATIONS
            & OFFICE EQUIPMENT - 3.9%
     5,880  ACCO Brands (1)                                             142,943
    19,600  Agilent Technologies (1)                                    627,396
    13,900  American Tower Class A (1)                                  331,515
    60,947  Apple Computer (1)                                        3,509,938
    72,200  Avaya (1)                                                   831,744
   511,234  Cisco Systems (1)                                         8,921,033

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

  SHARES                                                             VALUE $
----------                                                        -------------
            COMMON STOCK - (CONTINUED)
            COMPUTERS/TELECOMMUNICATIONS
            & OFFICE EQUIPMENT - (CONTINUED)
    87,600  Corning (1)                                               1,759,884
   176,634  Dell (1)                                                  5,631,092
    31,600  Dobson Communications Class A (1)                           230,364
   137,310  EMC (1)                                                   1,916,847
    51,889  Foundry Networks (1)                                        619,036
   298,865  Hewlett-Packard                                           8,380,175
    62,294  Juniper Networks (1)                                      1,453,319
    15,019  Lexmark International Class A (1)                           623,589
   298,591  Lucent Technologies (1)                                     850,984
   302,176  Motorola                                                  6,696,220
    16,700  Nextel Partners Class A (1)                                 420,005
   120,015  Qualcomm                                                  4,771,796
     5,000  SanDisk (1)                                                 294,450
    44,161  Scientific-Atlanta                                        1,565,066
   107,200  Sun Microsystems (1)                                        428,800
    36,200  Western Digital (1)                                         438,020
                                                                  -------------
                                                                     50,444,216
                                                                  -------------
            DIVERSIFIED CONSUMER GOODS/
            SERVICES - 0.4%
   136,800  Archer-Daniels-Midland                                    3,333,816
    25,021  Fortune Brands                                            1,900,845
     5,600  Potlatch                                                    250,488
                                                                  -------------
                                                                      5,485,149
                                                                  -------------
            DIVERSIFIED INDUSTRIAL MANUFACTURING - 0.3%
     7,900  Blyth                                                       144,096
    13,400  Encore Wire (1)                                             289,038
     6,900  EnPro Industries (1)                                        192,510
    27,600  Owens-Illinois (1)                                          525,504
    38,300  Rockwell Automation                                       2,035,645
     6,300  Rofin-Sinar Technologies (1)                                232,218
                                                                  -------------
                                                                      3,419,011
                                                                  -------------
            ELECTRIC, GAS UTILITIES & TELEPHONE - 5.3%
    27,220  Alltel                                                    1,683,829
    14,400  Atmos Energy                                                378,720
   207,916  BellSouth                                                 5,409,974
    76,015  CenturyTel                                                2,487,971
    48,300  CMS Energy (1)                                              720,153
     5,000  Consolidated Edison                                         227,500
    18,200  Constellation Energy Group                                  997,360
   166,296  Duke Energy                                               4,403,518
    25,700  Duquesne Light Holdings                                     428,933
    51,233  Edison International                                      2,241,956
    36,503  Exelon                                                    1,899,251
    10,100  Great Plains Energy                                         289,971
    91,000  KeySpan                                                   3,145,870

  SHARES                                                             VALUE $
----------                                                        -------------
    27,200  Kinder Morgan                                             2,472,480
    43,500  National Fuel Gas                                         1,311,090
    29,000  Nicor                                                     1,136,800
    29,162  NiSource                                                    689,681
    25,600  OGE Energy                                                  659,456
    69,200  Oneok                                                     1,988,808
    76,700  PG&E                                                      2,790,346
    80,800  PPL                                                       2,532,272
    44,677  Progress Energy                                           1,947,471
   210,648  SBC Communications                                        5,023,955
    70,300  Sempra Energy                                             3,114,290
    23,600  Sierra Pacific Resources (1)                                305,620
   117,964  Southern                                                  4,127,560
   200,235  Sprint                                                    4,667,478
    42,300  Telephone & Data Systems                                  1,599,786
     6,400  Telephone & Data Systems, Special Shares (1)                231,360
   242,557  Verizon Communications                                    7,642,971
    74,000  Williams                                                  1,650,200
     3,400  WPS Resources                                               185,504
    50,035  Xcel Energy                                                 917,142
                                                                  -------------
                                                                     69,309,276
                                                                  -------------
            ELECTRICAL EQUIPMENT - 0.1%
    28,826  Amphenol Class A                                          1,152,175
     8,024  Emerson Electric                                            558,069
                                                                  -------------
                                                                      1,710,244
                                                                  -------------
            ELECTRONICS & INSTRUMENT/CONTROL
            EQUIPMENT - 3.1%
    26,100  Adtran                                                      789,525
    93,300  Altera (1)                                                1,553,445
    43,902  Analog Devices                                            1,526,912
   131,849  Applied Materials                                         2,159,687
    37,500  Broadcom Class A (1)                                      1,592,250
    15,359  Ditech Communications (1)                                    97,837
    23,900  Flextronics International (1)                               222,031
    53,500  Harris                                                    2,198,850
   576,738  Intel                                                    13,553,343
    10,300  Inter-Tel                                                   190,653
    24,500  Kla-Tencor                                                1,134,105
    48,090  Linear Technology                                         1,597,069
    53,991  Maxim Integrated Products                                 1,872,408
    27,046  MEMC Electronic Materials (1)                               485,205
    55,100  Microchip Technology                                      1,662,367
    46,200  National Semiconductor                                    1,045,506
    15,219  Pitney Bowes                                                640,415
    27,800  Plantronics                                                 829,830
    14,500  QLogic (1)                                                  437,320
    19,100  Rambus (1)                                                  243,525
   164,446  Texas Instruments                                         4,694,933
    21,771  WESCO International (1)                                     865,397
    42,928  Xilinx                                                    1,028,126
                                                                  -------------
                                                                     40,420,739
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

  SHARES                                                             VALUE $
----------                                                        -------------
            COMMON STOCK - (CONTINUED)
            ENTERTAINMENT, LEISURE & TOYS - 1.5%
     9,600  Ameristar Casinos                                           204,768
     6,900  Applebees International                                     151,179
    16,600  Brinker International                                       632,792
       656  Cedar Fair LP                                                18,086
   140,810  Cendant                                                   2,452,910
    42,438  Darden Restaurants                                        1,375,840
    11,800  Domino's Pizza                                              282,256
    37,500  GTECH Holdings                                            1,194,000
    39,200  Harrah's Entertainment                                    2,370,816
    13,500  Macrovision (1)                                             254,340
    92,000  Mattel                                                    1,357,000
   105,326  McDonald's                                                3,328,302
    14,000  Royal Caribbean Cruises                                     580,160
    14,700  Scientific Games Class A (1)                                440,412
    15,800  Starbucks (1)                                               446,824
    20,300  Wendy's International                                       948,416
    57,262  Yum! Brands                                               2,912,918
                                                                  -------------
                                                                     18,951,019
                                                                  -------------
            FINANCIAL INSTITUTION & SERVICES - 8.6%
     7,200  Affiliated Managers Group (1)                               552,600
   154,422  American Express                                          7,685,583
    22,500  AmeriCredit (1)                                             502,875
    79,700  Ameritrade Holding (1)                                    1,676,091
    31,269  Bear Stearns                                              3,308,260
    43,691  Capital One Financial                                     3,335,808
    24,900  Charles Schwab                                              378,480
    67,964  CIT Group                                                 3,107,994
    79,396  Countrywide Financial                                     2,522,411
   130,996  Fannie Mae                                                6,224,930
    17,200  Federated Investors Class B                                 602,172
    27,691  First American                                            1,213,420
    91,794  First Data                                                3,713,067
    44,200  Fiserv (1)                                                1,930,656
    68,508  Freddie Mac                                               4,202,966
 1,070,550  General Electric                                         36,302,351
    47,479  Goldman Sachs Group                                       5,999,921
    76,000  H&R Block                                                 1,889,360
    25,829  Legg Mason                                                2,771,710
    40,696  Lehman Brothers Holdings                                  4,870,090
   202,446  MBNA                                                      5,176,544
    37,900  Mellon Financial                                          1,201,051
    44,983  Merrill Lynch                                             2,912,199
    83,056  Morgan Stanley                                            4,519,077
    81,300  Paychex                                                   3,151,188
    43,045  T Rowe Price Group                                        2,820,308
                                                                  -------------
                                                                    112,571,112
                                                                  -------------

  SHARES                                                             VALUE $
----------                                                        -------------
            FOOD & GROCERY PRODUCTS - 1.2%
    61,900  Dean Foods (1)                                            2,237,685
    59,475  General Mills                                             2,870,264
    10,100  JM Smucker                                                  461,671
    49,420  Kellogg                                                   2,182,881
    12,000  Kraft Foods Class A                                         339,600
   147,476  Sara Lee                                                  2,632,447
   119,933  Sysco                                                     3,827,062
    15,000  Wm. Wrigley Jr.                                           1,042,500
                                                                  -------------
                                                                     15,594,110
                                                                  -------------
            FORESTRY & PAPER PRODUCTS - 0.2%
    57,500  Louisiana-Pacific                                         1,433,475
    25,408  Weyerhaeuser                                              1,609,343
                                                                  -------------
                                                                      3,042,818
                                                                  -------------
            HEALTH & PERSONAL CARE - 14.0%
   193,311  Abbott Laboratories                                       8,322,039
    13,230  Aetna                                                     1,171,649
    14,403  Affymetrix (1)                                              654,328
    18,200  Alcon (1)                                                 2,418,780
    27,300  Allergan                                                  2,437,890
    10,900  American Healthways (1)                                     442,104
    24,300  AmerisourceBergen                                         1,853,361
   116,075  Amgen (1)                                                 8,793,842
    10,900  Amylin Pharmaceuticals (1)                                  366,240
    49,740  Applera - Applied Biosystems Group                        1,207,190
    69,800  Avon Products                                             1,883,902
    98,113  Baxter International                                      3,750,860
    73,552  Becton Dickinson                                          3,732,764
    10,500  Biogen Idec (1)                                             426,615
    22,020  Biomet                                                      766,957
   112,900  Boston Scientific (1)                                     2,836,048
   180,243  Bristol-Myers Squibb                                      3,815,744
    72,342  Cardinal Health                                           4,522,098
    73,200  Caremark Rx (1)                                           3,835,680
    25,300  Celgene (1)                                               1,419,330
     5,700  Charles River Laboratories International (1)                249,432
    43,500  Clorox                                                    2,354,220
    67,817  Colgate-Palmolive                                         3,591,588
    40,050  Coventry Health Care (1)                                  2,162,300
    19,000  DJ Orthopedics (1)                                          552,520
   146,874  Eli Lilly                                                 7,312,856
     9,000  Estee Lauder Class A                                        298,530
    34,400  Express Scripts (1)                                       2,594,104
    48,108  Genentech (1)                                             4,358,585
    33,100  Genzyme (1)                                               2,393,130
    59,676  Gilead Sciences (1)                                       2,819,691
    16,941  Guidant                                                   1,067,283

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

  SHARES                                                             VALUE $
----------                                                        -------------
            COMMON STOCK - (CONTINUED)
            HEALTH & PERSONAL CARE - (CONTINUED)
    71,800  HCA                                                       3,460,042
    60,600  Health Management Associates Class A                      1,297,446
     6,100  HealthExtras (1)                                            128,405
    14,600  Hillenbrand Industries                                      672,622
    26,342  Hospira (1)                                               1,049,729
    20,800  InterMune (1)                                               282,880
   246,068  Johnson & Johnson                                        15,408,778
    37,380  Kimberly-Clark                                            2,124,679
    13,700  Kindred Healthcare (1)                                      383,600
     5,400  Kos Pharmaceuticals (1)                                     324,000
   109,187  Medtronic                                                 6,186,535
   179,280  Merck                                                     5,059,282
    19,700  Meridian Bioscience                                         412,518
    20,900  Merit Medical Systems (1)                                   249,128
    36,300  Oakley (1)                                                  537,240
   753,470  Pfizer                                                   16,380,438
     6,700  PolyMedica                                                  221,167
   311,533  Procter & Gamble                                         17,442,733
    47,788  Quest Diagnostics                                         2,232,177
    17,300  Respironics (1)                                             620,551
    42,200  Schering-Plough                                             858,348
     4,400  Sierra Health Services (1)                                  330,000
    38,700  St. Jude Medical (1)                                      1,860,309
    43,600  Stryker                                                   1,790,652
   163,985  UnitedHealth Group                                        9,493,092
    30,880  WellPoint (1)                                             2,306,118
   148,333  Wyeth                                                     6,609,718
                                                                  -------------
                                                                    182,133,847
                                                                  -------------
            HOUSEHOLD DURABLES & APPLIANCES - 0.3%
    44,353  Newell Rubbermaid                                         1,019,676
    33,558  Whirlpool                                                 2,634,303
                                                                  -------------
                                                                      3,653,979
                                                                  -------------
            INSURANCE-LIFE & AGENTS/BROKERS - 1.0%
     7,800  AmerUs Group                                                461,136
     2,900  Commerce Group                                              164,778
    18,900  Hilb Rogal & Hobbs                                          707,805
    14,100  Jefferson-Pilot                                             773,808
    23,000  Mercury General                                           1,390,350
    97,238  Metlife                                                   4,804,530
    35,200  MGIC Investment                                           2,085,248
    11,100  Nationwide Financial Services Class A                       448,329
    44,900  PMI Group                                                 1,790,612
     6,100  Prudential Financial                                        444,019
     3,300  Selective Insurance Group                                   181,203
                                                                  -------------
                                                                     13,251,818
                                                                  -------------

  SHARES                                                             VALUE $
----------                                                        -------------
            INTERNATIONAL OIL, CRUDE & PETROLEUM
            PRODUCTS - 8.5%
    15,970  Amerada Hess                                              1,997,847
    38,301  Anadarko Petroleum                                        3,474,284
    13,300  Apache                                                      848,939
    64,930  BJ Services                                               2,256,317
    15,900  Burlington Resources                                      1,148,298
   184,308  Chevron                                                  10,518,458
    44,448  Cimarex Energy (1)                                        1,745,028
   173,133  ConocoPhillips                                           11,319,436
    53,539  Devon Energy                                              3,232,685
    41,100  EOG Resources                                             2,785,758
   530,729  Exxon Mobil                                              29,795,126
    12,200  FMC Technologies (1)                                        444,812
     9,000  Forest Oil (1)                                              393,120
    48,300  GlobalSantaFe                                             2,151,765
    27,507  Halliburton                                               1,625,664
    14,100  Houston Exploration (1)                                     726,855
    10,080  Kerr-McGee                                                  857,203
    68,451  Marathon Oil                                              4,118,012
    36,400  Maverick Tube (1)                                         1,126,944
    46,300  Murphy Oil                                                2,169,155
     7,600  National Oilwell Varco (1)                                  474,772
    36,364  Newfield Exploration (1)                                  1,648,380
     9,707  Noble (1)                                                   624,937
    56,600  Noble Energy                                              2,266,830
    40,173  Occidental Petroleum                                      3,168,846
    36,600  Pioneer Natural Resources                                 1,831,830
    35,200  Pogo Producing                                            1,777,600
    46,714  Schlumberger                                              4,240,230
     2,700  SEACOR Holdings (1)                                         193,401
    59,600  Smith International                                       1,931,040
    16,700  Transocean (1)                                              960,083
    31,800  Ultra Petroleum (1)                                       1,669,182
    44,700  Valero Energy                                             4,704,228
    29,890  Weatherford International (1)                             1,871,114
    16,800  World Fuel Services                                         535,920
                                                                  -------------
                                                                    110,634,099
                                                                  -------------
            MACHINERY & ENGINEERING SERVICES - 0.7%
    60,154  Caterpillar                                               3,163,499
    25,500  Cummins                                                   2,176,935
    51,572  Deere                                                     3,129,389
                                                                  -------------
                                                                      8,469,823
                                                                  -------------
            MEDIA - 3.3%
    22,700  AT&T                                                        449,006
    10,400  Catalina Marketing                                          271,024
   101,091  Clear Channel Communications                              3,075,188
    43,805  Comcast Class A (1)                                       1,219,093

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

  SHARES                                                             VALUE $
----------                                                        -------------
            COMMON STOCK - (CONTINUED)
            MEDIA - (CONTINUED)
    77,700  EchoStar Communications Class A (1)                       2,087,799
     6,000  Entercom Communications (1)                                 173,220
    53,966  Gannett                                                   3,381,510
     8,300  Getty Images (1)                                            688,983
     7,700  Harman International Industries                             768,922
    27,900  Insight Communications Class A (1)                          320,850
     6,900  John H. Harland                                             286,971
     4,000  John Wiley & Sons Class A                                   156,800
     5,500  Liberty                                                     255,420
    86,925  McGraw-Hill                                               4,254,109
     3,600  Media General Class A                                       189,900
    47,885  Mediacom Communications Class A (1)                         278,212
    24,643  New York Times Class A                                      671,275
   272,635  News Class A (1)                                          3,885,049
    30,726  Omnicom Group                                             2,549,029
    14,900  Reader's Digest Association                                 228,268
   497,840  Time Warner (1)                                           8,876,487
    66,747  Tribune                                                   2,103,198
    75,762  Viacom Class B                                            2,346,349
   158,726  Walt Disney                                               3,868,153
    11,500  Westwood One                                                212,750
                                                                  -------------
                                                                     42,597,565
                                                                  -------------
            MINING, METALS & MINERALS - 0.6%
    13,633  Alcoa                                                       331,146
        56  Commercial Metals                                             1,780
     8,000  NS Group (1)                                                276,880
    33,371  Nucor                                                     1,997,254
    21,200  Phelps Dodge                                              2,553,964
    32,600  Plains All American Pipeline LP                           1,381,262
     8,800  Reliance Steel & Aluminum                                   501,776
     8,400  Silgan Holdings                                             270,228
     5,300  Titanium Metals (1)                                         250,160
                                                                  -------------
                                                                      7,564,450
                                                                  -------------
            MISCELLANEOUS BUSINESS SERVICES - 0.1%
    17,300  Manpower                                                    783,344
    11,400  Possis Medical (1)                                          135,204
                                                                  -------------
                                                                        918,548
                                                                  -------------
            MULTI-LINE PROPERTY & CASUALTY
            INSURANCE - 3.0%
    40,300  Allstate                                                  2,127,437
     5,200  American Financial Group                                    177,736
   270,998  American International Group                             17,560,670
        29  Berkshire Hathaway Class A (1)                            2,491,100
    40,200  Chubb                                                     3,737,394

  SHARES                                                             VALUE $
----------                                                        -------------
    44,155  Cincinnati Financial                                      1,878,795
    41,717  Progressive                                               4,831,246
    96,355  St. Paul Travelers                                        4,338,866
    31,400  WR Berkley                                                1,372,180
     5,850  Zenith National Insurance                                   263,367
                                                                  -------------
                                                                     38,778,791
                                                                  -------------
            REAL ESTATE - 1.3%
     2,700  Alexandria Real Estate Equities                             218,295
     4,600  Bedford Property Investors                                  103,270
    26,463  Boston Properties                                         1,831,769
     8,800  Brandywine Realty Trust                                     241,120
     4,605  CarrAmerica Realty                                          151,642
     7,200  CB Richard Ellis Group Class A (1)                          351,720
    16,000  Digital Realty Trust                                        306,880
    11,500  Forest City Enterprises Class A                             424,235
     5,000  Jones Lang LaSalle (1)                                      251,400
    12,700  Liberty Property Trust                                      529,463
    25,800  Maguire Properties                                          774,000
    17,700  Omega Healthcare Investors                                  217,533
     3,500  Pan Pacific Retail Properties                               222,250
    75,100  Plum Creek Timber                                         2,921,390
    14,900  Regency Centers                                             829,483
    19,206  Simon Property Group                                      1,375,534
    35,517  St Joe                                                    2,342,346
     9,300  U-Store-It Trust                                            193,998
    44,200  Vornado Realty Trust                                      3,580,200
                                                                  -------------
                                                                     16,866,528
                                                                  -------------
            RETAIL TRADE - 5.6%
    12,600  Abercrombie & Fitch Class A                                 655,074
    16,600  Amazon.com (1)                                              662,008
    25,600  Barnes & Noble                                              925,696
        18  Bed Bath & Beyond (1)                                           729
    36,800  Bell Microproducts (1)                                      253,552
    50,941  Best Buy                                                  2,254,649
     6,200  Burlington Coat Factory Warehouse                           239,072
    16,400  CDW                                                         924,140
    19,600  Charming Shoppes (1)                                        219,520
    44,700  Chico's FAS (1)                                           1,767,438
     4,000  Coldwater Creek (1)                                         107,960
    87,600  Costco Wholesale                                          4,236,336
   155,236  CVS                                                       3,789,311
    40,200  Dollar General                                              781,488
    41,100  Dollar Tree Stores (1)                                      886,116
    67,052  eBay (1)                                                  2,655,259
    33,900  Family Dollar Stores                                        750,546
     7,100  Genesco (1)                                                 261,280
       150  Hibbett Sporting Goods (1)                                    3,935

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2005

  SHARES                                                            VALUE $
----------                                                      ---------------
            COMMON STOCK - (CONTINUED)
            RETAIL TRADE - (CONTINUED)
   233,899  Home Depot                                                9,599,215
    12,100  Kohl's (1)                                                  582,373
   102,420  Kroger (1)                                                2,038,158
     7,900  Longs Drug Stores                                           329,509
   105,746  Lowe's                                                    6,426,184
    34,200  Movie Gallery                                               238,032
    21,800  Navarre (1)                                                  96,574
    14,400  NBTY (1)                                                    288,144
    64,400  Nordstrom                                                 2,231,460
    87,700  Office Depot (1)                                          2,414,381
    15,600  Outback Steakhouse                                          587,496
    63,800  Pacific Sunwear of California (1)                         1,596,276
     8,300  Phillips-Van Heusen                                         236,135
    33,000  RadioShack (1)                                              729,300
    15,200  Sears Holdings (1)                                        1,827,800
   109,111  Target                                                    6,076,392
     4,700  Tractor Supply (1)                                          227,950
     7,201  Tuesday Morning                                             172,752
     7,000  United Auto Group                                           236,110
    19,200  Urban Outfitters (1)                                        543,936
   248,283  Wal-Mart Stores                                          11,746,269
    52,165  Walgreen                                                  2,369,856
    10,972  Whole Foods Market                                        1,581,394
                                                                ---------------
                                                                     73,549,805
                                                                ---------------
            TEXTILES & WEARING APPAREL - 0.4%
    82,300  Coach (1)                                                 2,648,414
    30,171  Liz Claiborne                                             1,062,019
    12,700  Nike Class B                                              1,067,435
                                                                ---------------
                                                                      4,777,868
                                                                ---------------
            TRANSPORTATION & STORAGE - 1.0%
     3,000  Amerco (1)                                                  174,990
    30,860  FedEx                                                     2,836,960
     7,700  General Maritime                                            286,671
    37,126  JB Hunt Transport Services                                  720,615
    29,500  Mesa Air Group (1)                                          332,760
    15,300  Overseas Shipholding Group                                  728,280
     9,100  Pacer International (1)                                     235,235
    10,700  Skywest                                                     313,617
    42,900  Swift Transportation (1)                                    782,925
    90,419  United Parcel Service Class B                             6,595,162
    13,200  Werner Enterprises                                          236,544
                                                                ---------------
                                                                     13,243,759
                                                                ---------------
            Total United States                                   1,141,234,417
                                                                ---------------
            TOTAL COMMON STOCK
              (Cost $1,168,957,174)                               1,226,915,447
                                                                ---------------

 PRINCIPAL
 AMOUNT $                                                            VALUE $
 ---------                                                      ---------------
            U.S. TREASURY OBLIGATION - 0.6%
 7,469,000  U.S. Treasury Bill (2)
            3.755%, 2/16/06                                           7,383,390
                                                                ---------------
            TOTAL U.S. TREASURY OBLIGATION
              (Cost $7,386,773)                                       7,383,390
                                                                ---------------
            SHORT-TERM INVESTMENT - 4.7%
61,254,283  JPMorgan Chase Time
              Deposit, 3.45%                                         61,254,283
                                                                ---------------
            TOTAL SHORT-TERM INVESTMENT
              (Cost $61,254,283)                                     61,254,283
                                                                ---------------
            TOTAL INVESTMENTS - 99.4%
              (Cost $1,237,598,230)                               1,295,553,120
                                                                ---------------
            OTHER ASSETS LESS LIABILITIES - 0.6%                      7,722,462
                                                                ---------------
            NET ASSETS - 100.0%                                 $ 1,303,275,582
                                                                ===============

(1) Denotes non-income producing security.
(2) The rate shown represents the security's effective yield at time of purchase.
LP -- Limited Partnership
REIT -- Real Estate Investment Trust

--------------------------------------------------------------------------------
FUTURES CONTRACTS:
The Fund had the following futures contracts outstanding at October 31, 2005:

                                                                  NET
                  NUMBER                                      UNREALIZED
                    OF                       EXPIRATION      APPRECIATION
                CONTRACTS        VALUE          DATE        (DEPRECIATION)
--------------------------------------------------------------------------
 LONG:
   S&P 500
     Index         190       $ 57,465,500      Dec-05             $523,183
   S&P/TSE
     60 Index      110         10,921,735      Dec-05              (74,027)
                                                                  --------
                                                                  $449,156
                                                                  ========

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2005

  SHARES                                                            VALUE $
----------                                                      ---------------
            COMMON STOCK - 99.1%
            BASIC INDUSTRIES - 3.7%
     1,279  EI du Pont de Nemours                                        53,321
     1,976  Monsanto                                                    124,508
     2,582  Western Gas Resources                                       111,801
                                                                ---------------
                                                                        289,630
            BUSINESS SERVICES - 0.9%
     2,013  Yahoo! (1)                                                   74,421
                                                                ---------------
            CAPITAL GOODS - 11.6%
     4,573  Cendant                                                      79,662
     5,721  General Electric                                            193,999
     4,247  Honeywell International                                     145,247
     3,476  Ingersoll-Rand Class A                                      131,358
     1,925  Textron                                                     138,677
     2,834  Tyco International                                           74,789
     2,877  United Technologies                                         147,533
                                                                ---------------
                                                                        911,265
            COMMUNICATIONS EQUIPMENT - 2.2%
    10,067  Cisco Systems (1)                                           175,669
                                                                ---------------
            COMPUTER HARDWARE - 4.2%
     1,266  Apple Computer (1)                                           72,909
     1,665  International Business Machines                             136,330
    30,321  Sun Microsystems (1)                                        121,284
                                                                ---------------
                                                                        330,523
            COMPUTER SOFTWARE - 6.7%
       916  Electronic Arts (1)                                          52,102
     2,784  Mercury Interactive (1)                                      96,855
     8,910  Microsoft                                                   228,987
     1,768  Network Appliance (1)                                        48,373
     8,226  Oracle (1)                                                  104,306
                                                                ---------------
                                                                        530,623

            CONSUMER CYCLICALS - 8.6%
     1,730  Federated Department Stores                                 106,170
     3,719  Home Depot                                                  152,628
     4,200  Office Depot (1)                                            115,626
     2,253  Target                                                      125,469
     3,789  Wal-Mart Stores                                             179,258
                                                                ---------------
                                                                        679,151

            CONSUMER STAPLES - 9.0%
     3,054  Altria Group                                                229,203
     2,796  Estee Lauder Class A                                         92,743
     3,441  PepsiCo                                                     203,294
     3,265  Procter & Gamble                                            182,808
                                                                ---------------
                                                                        708,048
            ENERGY - 10.1%
     4,067  BJ Services                                                 141,328
       973  ConocoPhillips                                               63,615

  SHARES                                                            VALUE $
----------                                                      ---------------

     3,505  Exxon Mobil                                                 196,771
     1,994  Nabors Industries (1)                                       136,848
     3,058  Quicksilver Resources (1)                                   118,436
     2,601  Ultra Petroleum (1)                                         136,527
                                                                ---------------
                                                                        793,525
            FINANCIAL SERVICES - 19.1 %
     5,193  Bank of America                                             227,142
       735  Capital One Financial                                        56,117
     2,543  CapitalSource (1)                                            55,946
     5,601  Citigroup                                                   256,414
     1,248  Freddie Mac                                                  76,565
     3,442  Genworth Financial Class  A                                 109,077
     1,999  Merrill Lynch                                               129,415
     1,704  Nuveen Investments Class  A                                  68,961
     3,630  St. Paul Travelers                                          163,459
     3,269  Wachovia                                                    165,150
     1,947  Wells Fargo                                                 117,209
     1,157  XL Capital Class A                                           74,117
                                                                ---------------
                                                                      1,499,572
            HEALTH CARE - 14.1%
     3,602  Abbott Laboratories                                         155,066
     3,022  Alberto-Culver                                              131,185
       886  Amgen (1)                                                    67,123
     3,591  Baxter International                                        137,284
     2,592  Community Health Systems (1)                                 96,189
     2,750  Johnson & Johnson                                           172,205
    11,261  Pfizer                                                      244,814
     2,396  Wyeth                                                       106,766
                                                                ---------------
                                                                      1,110,632

            MEDIA - 4.8%
     4,244  Clear Channel Communications                                129,103
     5,856  News Class B (1)                                             88,191
     5,274  Viacom Class B                                              163,336
                                                                ---------------
                                                                        380,630

            TECHNOLOGY-SEMICONDUCTORS - 0.6%
     1,274  Maxim Integrated Products                                    44,182
                                                                ---------------
            TELEPHONES & TELECOMMUNICATIONS - 1.2%
     3,952  SBC Communications (1)                                       94,255
                                                                ---------------
            UTILITIES - 2.3%
     1,087  Constellation Energy Group                                   59,567
     1,679  Entergy                                                     118,739
                                                                ---------------
                                                                        178,306
                                                                ---------------
            TOTAL COMMON STOCK
              (Cost $6,919,667)                                       7,800,432
                                                                ---------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2005

  SHARES                                                              VALUE $
----------                                                      ---------------
            SHORT-TERM INVESTMENT - 1.4%
   110,000  SEI Daily Income Trust
               Money Market Fund,
               Class A, 3.78% (2)                                       110,000
                                                                ---------------
            TOTAL SHORT-TERM INVESTMENT
              (Cost $110,000)                                           110,000
                                                                ---------------
            TOTAL INVESTMENTS - 100.5%
              (Cost $7,029,667)                                       7,910,432
                                                                ---------------
            OTHER ASSETS LESS LIABILITIES - (0.5)%                      (37,798)
                                                                ---------------
            NET ASSETS - 100.0%                                 $     7,872,634
                                                                ===============

(1) Denotes non-income producing security.
(2) Rate shown is the 7-day yield as of October  31,  2005.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2005

  SHARES                                                             VALUE $
----------                                                        -------------
            COMMON STOCK - 91.0%
            AUTOS & TRANSPORTATION - 1.6%
    64,200  Kansas City Southern (1)                                  1,422,672
    56,700  Republic Airways Holdings (1)                               884,520
                                                                  -------------
                                                                      2,307,192
            BUSINESS SERVICES - 5.1%
    50,400  ABM Industries                                              996,912
   100,600  Gartner (1)                                               1,211,224
    18,989  HUB Group Class A (1)                                       690,630
    16,700  Hudson Highland Group (1)                                   399,631
     7,400  LKQ (1)                                                     224,220
   104,900  Navigant Consulting (1)                                   2,199,753
    48,600  RightNow Technologies (1)                                   739,692
    24,600  Watson Wyatt                                                651,900
                                                                  -------------
                                                                      7,113,962
            CONSUMER DISCRETIONARY - 13.4%
    21,600  BJ's Wholesale Club (1)                                     615,168
    31,900  Brown Shoe                                                1,035,793
     5,400  Central Garden & Pet (1)                                    231,498
    68,400  Claire's Stores                                           1,781,820
    61,900  CSK Auto (1)                                                936,547
    46,800  Del Monte Foods (1)                                         495,144
    60,700  Educate (1)                                                 715,046
    11,200  Education Management (1)                                    345,408
    12,500  Flowers Foods                                               366,250
    12,000  GameStop Class A (1)                                        425,760
    45,100  Gevity HR                                                 1,160,874
    22,395  Orient-Express Hotels Class A                               631,539
    32,900  Petsmart                                                    773,150
     9,700  PF Chang's China Bistro (1)                                 443,678
    27,100  Rare Hospitality
               International (1)                                        828,176
    29,700  Regis                                                     1,139,292
   104,100  Scientific Games Class A (1)                              3,118,836
    22,600  Standard Parking (1)                                        435,276
    14,400  Universal Technical Institute (1)                           451,152
   110,500  Valueclick (1)                                            1,933,750
    30,600  Waste Connections (1)                                     1,021,122
                                                                  -------------
                                                                     18,885,279
            CONSUMER STAPLES - 0.5%
    16,600  Ralcorp Holdings                                            645,740
                                                                  -------------
            FINANCIAL SERVICES - 13.8%
    45,735  Apollo Investment (2)                                       854,330
    39,400  Argonaut Group (1)                                        1,148,904
    15,600  Bank of Hawaii                                              801,528

  SHARES                                                             VALUE $
----------                                                        -------------
    31,600  Boston Private Financial
               Holdings                                                 914,820
    22,324  Brandywine Realty Trust                                     611,677
   151,300  Conseco (1)                                               3,071,390
    29,243  Cullen/Frost Bankers                                      1,544,615
    82,500  Encore Capital Group (1)                                  1,418,175
    30,900  First Niagara Financial Group                               455,157
     5,500  GAMCO Investors Class A                                     256,630
    34,000  Gold Banc                                                   503,880
    15,408  Health Care REIT                                            542,978
   113,400  Max Re Capital                                            2,711,394
    22,330  Platinum Underwriters
               Holdings                                                 636,182
    53,900  Reinsurance Group of America                              2,465,925
   110,000  TAC Acquisition (1)                                         677,600
    33,763  United Dominion Realty Trust                                747,175
                                                                  -------------
                                                                     19,362,360
            HEALTH CARE - 15.2%
    18,700  Adams Respiratory
               Therapeutics (1)                                         699,380
    24,000  Advanced Medical Optics (1)                                 856,320
   126,034  Angiotech Pharmaceuticals (1)                             1,688,856
    42,200  Array Biopharma (1)                                         299,620
    57,950  DaVita (1)                                                2,849,981
   172,393  Diversa (1)                                                 922,303
    28,300  DJ Orthopedics (1)                                          822,964
    60,800  Endo Pharmaceuticals
               Holdings (1)                                           1,636,736
    29,500  First Horizon Pharmaceutical (1)                            425,685
    39,512  Immucor (1)                                               1,024,151
    37,500  Inspire Pharmaceuticals (1)                                 236,250
    94,200  Lexicon Genetics (1)                                        375,858
    46,500  Medicis Pharmaceutical Class A                            1,371,750
    38,000  Nuvelo (1)                                                  319,200
    18,700  PolyMedica                                                  617,287
    11,100  Psychiatric Solutions (1)                                   607,170
     7,300  Renal Care Group (1)                                        342,005
    22,700  Salix Pharmaceuticals (1)                                   407,238
    40,700  Senomyx (1)                                                 579,975
    48,300  Serologicals (1)                                            940,884
    23,400  Sybron Dental Specialties (1)                             1,003,860
    40,134  Symbion (1)                                                 908,232
    38,573  United Surgical Partners
               International (1)                                      1,382,842
    34,900  WellCare Health Plans (1)                                 1,099,350
                                                                  -------------
                                                                     21,417,897

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

  SHARES                                                             VALUE $
----------                                                        -------------
            COMMON STOCK - (CONTINUED)
            MATERIALS & PROCESSING - 7.3%
    61,100  Agnico-Eagle Mines                                          834,626
    38,900  Airgas                                                    1,099,703
    37,600  Albany International Class A                              1,452,488
     8,800  Apex Silver Mines (1)                                       134,816
     8,200  Cytec Industries                                            338,660
    26,400  FMC (1)                                                   1,437,216
    38,200  Foundation Coal Holdings (1)                              1,432,500
    38,968  Goldcorp                                                    777,801
     9,500  Nuco2 (1)                                                   217,550
    60,200  Olin                                                      1,076,376
    30,200  Schnitzer Steel Industries
               Class A                                                  963,380
    15,700  Steel Dynamics                                              486,229
                                                                  -------------
                                                                     10,251,345
            OTHER - 1.0%
    63,300  Laidlaw International                                     1,439,442
                                                                  -------------
            OTHER ENERGY - 7.9%
    24,194  Denbury Resources (1)                                     1,055,584
    44,900  Dresser-Rand Group (1)                                      974,330
    23,500  FMC Technologies (1)                                        856,810
    23,300  Forest Oil (1)                                            1,017,744
    86,300  Hanover Compressor (1)                                    1,109,818
    58,100  KCS Energy (1)                                            1,401,372
    33,300  Ormat Technologies                                          678,654
    30,800  St. Mary Land & Exploration                               1,047,508
    45,900  Stroud Energy (1) (3) (4)                                   734,400
    51,800  Superior Energy Services (1)                              1,055,684
    70,074  Willbros Group (1)                                        1,093,855
                                                                  -------------
                                                                     11,025,759
            PRODUCER DURABLES - 8.0%
    28,700  Actuant Class A (1)                                       1,397,690
    43,400  Crown Castle International (1)                            1,064,168
    21,600  DRS Technologies                                          1,064,016
    18,900  IDEX                                                        756,378
    19,600  Kennametal                                                1,001,756
    14,700  Manitowoc                                                   782,187
    36,379  MTC Technologies (1)                                      1,175,405
   129,500  Power-One (1)                                               735,560
    26,700  Rofin-Sinar Technologies (1)                                984,162
    99,000  Ultratech (1)                                             1,364,220
    83,300  Xerium Technologies                                         870,485
                                                                  -------------
                                                                     11,196,027

  SHARES                                                             VALUE $
----------                                                        -------------
            TECHNOLOGY - 15.1%
    28,500  Aeroflex (1)                                                258,210
    17,000  Avocent (1)                                                 521,220
    14,400  CCC Information Services
               Group (1)                                                373,824
    98,300  Concur Technologies (1)                                   1,328,033
    18,074  Covansys (1)                                                289,184
    59,200  CSG Systems International (1)                             1,391,792
    18,900  Diodes (1)                                                  685,314
    57,200  Filenet (1)                                               1,610,180
    77,986  II-VI (1)                                                 1,389,711
   115,400  Informatica (1)                                           1,373,260
   173,500  Integrated Device Technology (1)                          1,714,180
    20,200  International Rectifier (1)                                 597,718
    20,100  Kanbay International (1)                                    293,058
    45,100  Mapinfo (1)                                                 554,279
    11,100  Methode Electronics                                         113,886
       207  Peregrine Systems (1)                                         5,206
   125,300  Perot Systems Class A (1)                                 1,736,658
    41,000  Rackable Systems (1)                                        569,900
   173,200  RSA Security (1)                                          1,974,480
    62,600  Sina (1)                                                  1,586,910
    24,933  Technology Investment Capital                               379,231
    20,000  THQ (1)                                                     463,600
   114,700  Volterra Semiconductor (1)                                1,414,251
    27,300  WebEx Communications (1)                                    625,443
                                                                  -------------
                                                                     21,249,528
            UTILITIES - 2.1%
    55,000  Centennial Communications (1)                               814,550
     8,700  ITC Holdings (1)                                            239,250
    38,850  PNM Resources                                               984,848
    38,300  Southern Union (1)                                          900,816
                                                                  -------------
                                                                      2,939,464
                                                                  -------------
            TOTAL COMMON STOCK
               (Cost $113,779,523)                                  127,833,995
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
             SHORT-TERM
             INVESTMENTS - 11.3%
 3,556,209   JPMorgan Chase
              Time Deposit, 3.45%                                     3,556,209

  SHARES
----------
 6,562,408   SEI Daily Income Trust
              Money Market Fund,
              Class A, 3.78% (5)                                      6,562,408
 5,727,000   SEI Daily Income Trust
              Prime Obligations Fund,
              Class A, 3.74% (5)                                      5,727,000
                                                                  -------------
             TOTAL SHORT-TERM INVESTMENTS
              (Cost $15,845,617)                                     15,845,617
                                                                  -------------
             TOTAL INVESTMENTS - 102.3%
              (Cost $129,625,140)                                   143,679,612
                                                                  -------------
             OTHER ASSETS LESS LIABILITIES - (2.3)%                  (3,212,987)
                                                                  -------------
             NET ASSETS - 100.0%                                  $ 140,466,625
                                                                  =============

(1) Denotes non-income producing security.
(2) Business development and investment company.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2005, the value of this security amounted to $734,400, representing 0.5% of the net assets of the Fund and is considered illiquid.
(4) Security is fair valued.
(5) Rate shown is the 7-day yield as of October 31, 2005.
REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2005

  SHARES                                                             VALUE $
----------                                                        -------------
             COMMON STOCK - 93.8%
             AUSTRALIA - 1.4%
    35,095   Macquarie Infrastructure Group                              90,017
                                                                  -------------
             BRAZIL - 2.6%
     2,637   Petrobras ADR (1)                                          168,504
                                                                  -------------
             CANADA - 2.2%
     2,664   Suncor Energy                                              142,609
                                                                  -------------
             FRANCE - 12.6%
     4,103   AXA                                                        118,805
     1,497   BNP Paribas                                                113,480
     1,206   Christian Dior                                              96,769
     5,043   France Telecom (1)                                         131,034
     1,176   Groupe Danone                                              119,943
     3,704   Suez (1)                                                   100,326
       589   Total                                                      147,818
                                                                  -------------
                                                                        828,175
             GERMANY - 4.3%
     1,659   Deutsche Bank (1)                                          155,346
     2,250   Schwarz Pharma                                             129,303
                                                                  -------------
                                                                        284,649
             INDONESIA - 1.6%
     5,296   Telekomunikasi
              Indonesia ADR (1)                                         107,827
                                                                  -------------
             IRELAND - 2.0%
     6,186   Allied Irish Banks                                         129,595
                                                                  -------------
             ITALY - 1.4%
     8,911   ACEA                                                        88,642
                                                                  -------------
             JAPAN - 17.3%
     3,300   Denso                                                       93,297
     6,700   Mitsubishi Corp.                                           129,544
    14,000   Mitsubishi Estate                                          206,084
    10,000   Nissan Chemical Industries                                 115,751
     2,200   Nitto Denko                                                132,526
     5,700   Omron                                                      133,965
       200   ORIX (1)                                                    37,243
     1,900   T&D Holdings                                               119,026
     3,600   Toyota Motor                                               164,269
                                                                  -------------
                                                                      1,131,705
             MALAYSIA - 2.0%
    23,900   Genting (1)                                                130,438
                                                                  -------------
             NETHERLANDS - 2.0%
     9,629   Reed Elsevier                                              129,713
                                                                  -------------

  SHARES                                                             VALUE $
----------                                                        -------------
             SINGAPORE - 3.8%
    14,000   Jardine Strategic Holdings                                 135,100
    42,000   Singapore Press Holdings                                   111,107
                                                                  -------------
                                                                        246,207
             SOUTH KOREA - 4.2%
     4,500   Daewoo Shipbuilding & Marine
              Engineering                                                89,698
     3,308   LG.Philips LCD ADR (1)                                      62,885
       231   Samsung Electronics                                        122,197
                                                                  -------------
                                                                        274,780
             SPAIN - 2.1%
    10,793   Banco Santander Central
              Hispano                                                   137,632
                                                                  -------------
             SWEDEN - 2.1%
     7,611   Atlas Copco, A Shares                                      139,142
                                                                  -------------
             SWITZERLAND - 4.5%
       460   Nestle                                                     137,047
     1,076   Roche Holding (1)                                          160,786
                                                                  -------------
                                                                        297,833
             THAILAND - 1.3%
    53,400   Kasikornbank                                                82,537
                                                                  -------------
             UNITED KINGDOM - 26.4%
    15,949   BG Group                                                   140,012
    12,009   Diageo                                                     177,478
    11,056   HBOS                                                       163,296
     6,126   Johnson Matthey                                            126,857
        81   Prudential                                                     679
     3,454   Rio Tinto                                                  131,680
    25,560   Rolls-Royce Group (1)                                      165,122
   786,102   Rolls-Royce Group, B Shares (1)                              1,412
     4,348   Royal Bank of Scotland Group                               120,359
    62,850   Signet Group                                               113,186
    13,431   Smith & Nephew                                             113,629
     6,413   Smiths Group                                               103,573
    31,361   Tesco                                                      166,935
    77,898   Vodafone Group                                             204,396
                                                                  -------------
                                                                      1,728,614
                                                                  -------------
             TOTAL COMMON STOCK
              (Cost $5,594,600)                                       6,138,619
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2005

  SHARES                                                             VALUE $
----------                                                        -------------

             EQUITY-LINKED
             WARRANTS (2) - 2.0%
             INDIA - 2.0%
     9,776   Satyam Computer Services (1)                               132,793
                                                                  -------------
             TOTAL EQUITY-LINKED WARRANTS
              (Cost $124,683)                                           132,793
                                                                  -------------
 PRINCIPAL
 AMOUNT $
----------
             SHORT-TERM INVESTMENTS - 4.0%
     1,538   JPMorgan Chase Time
              Deposit, 3.45%                                              1,538

  SHARES
----------

   259,000   SEI Daily Income Trust
              Money Market Fund,
              Class A, 3.78% (3)                                        259,000
                                                                  -------------
             TOTAL SHORT-TERM INVESTMENTS
              (Cost $260,538)                                           260,538
                                                                  -------------
             TOTAL INVESTMENTS - 99.8%
              (Cost $5,979,821)                                       6,531,950
                                                                  -------------
             OTHER ASSETS LESS LIABILITIES - 0.2%                        12,822
                                                                  -------------
             NET ASSETS - 100.0%                                  $   6,544,772
                                                                  =============

(1) Denotes non-income producing security.
(2) Security is not readily marketable.
(3) Rate shown is the 7-day yield as of October 31, 2005.
ADR -- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                             VALUE $
----------                                                         ------------
             COLLATERALIZED MORTGAGE
             OBLIGATIONS - 46.9%
 4,087,801   American Home Mortgage Investment Trust,
                Series 2005-1, Class 1A1 (1)
                4.258%, 6/25/45                                       4,081,414
   375,667   Banc of America Mortgage Securities,
                Series 2003-K, Class 2A2 (1)
                4.500%, 12/25/33                                        371,285
 1,711,444   Bayview Commercial Asset Trust IO,
                Series 2005-1A (2)
                0.775%, 4/25/35                                         136,916
 1,433,145   Bear Stearns Alternative Trust,
                Series 2004-3, Class A1 (1)
                4.358%, 4/25/34                                       1,435,348
   884,829   Citigroup Mortgage Loan Trust,
                Series 2003-AP3, Class A1
                7.000%, 9/25/33                                         911,421
 1,004,780   Citigroup Mortgage Loan Trust,
                Series 2003-UP3, Class A2
                7.000%, 9/25/33                                       1,016,087
 1,512,101   Citigroup Mortgage Loan Trust,
                Series 2004-2, Class 1A23 (3)
                9.250%, 8/25/33                                       1,562,087
   824,606   Citigroup Mortgage Loan Trust,
                Series 2005-1, Class 3A1
                6.500%, 4/25/35                                         838,779
   889,311   Countrywide Alternative Loan Trust,
                Series 2005-14, Class 2A1 (1)
                4.248%, 5/25/35                                         886,185
 2,448,840   Countrywide Alternative Loan Trust,
                Series 2005-38, Class A1 (1)
                4.365%, 9/25/35                                       2,458,090
 2,649,707   Countrywide Alternative Loan Trust,
                Series 2005-51, Class 3A2A (1)
                4.309%, 11/20/35                                      2,676,204
 3,247,691   Countrywide Alternative Loan Trust,
                Series 2005-56, Class 2A3 (1)
                4.519%, 11/25/35                                      3,247,691
   166,403   Countrywide Alternative Loan Trust,
                Series 2005-J4, Class 1A1 (1)
                4.328%, 7/25/35                                         166,611
   550,409   Countrywide Alternative Loan Trust,
                Series 2005-J4, Class 1A4 (1)
                4.378%, 7/25/35                                         551,564

 PRINCIPAL
 AMOUNT $                                                             VALUE $
----------                                                         ------------
   430,879   Countrywide Home Loans, Series 2005-1,
                Class 2A1 (1)
                4.328%, 3/25/35                                         430,879
 1,085,100   Countrywide Home Loans, Series 2005-11,
                Class 4A1 (1)
                4.308%, 4/25/35                                       1,083,066
 2,410,000   Greenpoint Mortgage Funding Trust, Series 2005-AR5,
                Class 4A1 (1)
                5.019%, 11/25/45                                      2,461,213
 1,785,063   Harborview Mortgage Loan Trust, Series 2005-12,
                Class 2A11 (1)
                4.865%, 10/19/35                                      1,823,681
 1,130,174   Impac CMB Trust, Series 2004-1, Class A1 (1)
                4.368%, 3/25/34                                       1,135,689
   993,554   Impac CMB Trust, Series 2005-1, Class 1A1 (1)
                4.298%, 4/25/35                                         994,746
 2,905,261   Impac CMB Trust, Series 2005-3, Class A1 (1)
                4.278%, 8/25/35                                       2,912,669
 1,011,053   Impac CMB Trust, Series 2005-4, Class 1A2 (1)
                4.378%, 5/25/35                                       1,009,315
   231,310   Impac Secured Assets, Series 2004-3, Class 1A1 (1)
                4.238%, 11/25/34                                        231,477
41,412,355   Lehman Brothers Small Balance Commercial IO,
                Series 2005-1A, Class A (2)
                0.850%, 2/25/30                                       1,009,426
 1,208,192   Master Adjustable Rate Mortgages Trust,
                Series 2004-9, Class 2A1 (1)
                4.418%, 11/25/34                                      1,212,515
   178,022   Novastar NIM Trust, Series 2005-N1, Class Note (3)
                4.777%, 10/26/35                                        177,628
 1,388,936   Residential Accredit Loans, Series 2005-Q01,
                Class A2 (1)
                4.519%, 8/25/35                                       1,393,962
 1,663,415   Residential Accredit Loans, Series 2005-QS12,
                Class A3
                5.500%, 8/25/35                                       1,660,006
 1,732,455   Saco I Trust, Series 2005-2, Class A (1) (3)
                4.238%, 4/25/35                                       1,732,455
   388,959   Saco I Trust, Series 2005-3, Class A1 (1)
                4.268%, 7/25/35                                         389,395

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                             VALUE $
----------                                                         ------------
             COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
 2,289,702   Structured Asset Mortgage Investments,
                Series 2005-AR4, Class A1 (1)
                4.348%, 12/25/35                                      2,290,063
 1,574,615   Structured Asset Securities, Series 2005-GEL2,
                Class A (1)
                4.318%, 4/25/35                                       1,575,537
 1,245,855   Structured Asset Securities Series 2005-S2,
                Class A1 (1)
                4.138%, 6/25/35                                       1,246,720
   305,000   Wachovia Bank Commercial Mortgage Trust,
                Series 2002-WHL, Class L (1) (3)
                6.970%, 3/15/15                                         305,243
   905,433   Washington Mutual, Series 2005-AR11, Class A1B1 (1)
                4.328%, 8/25/45                                         905,913
 2,395,000   Washington Mutual, Series 2005-AR13, Class A1A2 (1)
                4.469%, 10/25/45                                      2,395,000
   633,279   WMALT Mortgage Pass-Through Certificates,
                Series 2005-5, Class 1A5 (1)
                4.438%, 7/25/35                                         631,244
                                                                   ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost $49,774,427)                                   49,347,524
                                                                   ------------
             ASSET-BACKED SECURITIES - 26.0%
 1,770,000   Aegis Asset-Backed Securities Trust, Series 2005-1,
                Class IA2 (1)
                4.288%, 3/25/35                                       1,771,749
 1,971,890   Aegis Asset-Backed Securities Trust, Series 2005-2,
                Class 1A1 (1)
                4.138%, 6/25/35                                       1,973,412
    92,127   Amortizing Residential Collateral Trust,
                Series 2002-BC1, Class M1 (1)
                4.888%, 1/25/32                                          92,418
   262,236   Amortizing Residential Collateral Trust,
                Series 2002-BC2, Class M1 (1)
                4.788%, 5/25/32                                         263,496

 PRINCIPAL
 AMOUNT $                                                             VALUE $
----------                                                         ------------
   168,936   Amortizing Residential Collateral Trust,
                Series 2002-BC4, Class M3 (1)
                5.938%, 7/25/32                                         170,416
   390,000   Amortizing Residential Collateral Trust,
                Series 2002-BC10, Class M2 (1)
                6.538%, 1/25/33                                         393,196
   525,519   Aspen Funding I, Ltd., Series 2002-1A,
                Class A1L (1) (3)
                4.150%, 7/10/37                                         526,176
   640,000   Capital Auto Receivables Asset Trust,
                Series 2005-1, Class A2A (1)
                4.010%, 7/16/07                                         640,476
   446,906   Carrington Mortgage Loan Trust, Series 2005-2,
                Class A1A (1)
                4.128%, 5/25/35                                         447,217
   632,166   Carrington Mortgage Loan Trust, Series 2005-NC2,
                Class A1 (1)
                4.168%, 5/25/35                                         632,636
   510,000   Countrywide Asset-Backed Certificates,
                Series 2003-1, Class M1 (1)
                4.788%, 4/25/33                                         513,365
   207,016   Countrywide Asset-Backed Certificates,
                Series 2003-3, Class 3A (1)
                4.308%, 11/25/33                                        207,354
 1,869,365   Countrywide Asset-Backed Certificates,
                Series 2004-11, Class A2 (1)
                4.418%, 3/25/33                                       1,875,835
   330,910   Countrywide Asset-Backed Certificates,
                Series 2004-SD3 Class A2 (1)
                4.588%, 9/25/34                                         332,635
   153,985   Countrywide Asset-Backed Certificates,
                Series 2005-2N, Class N (3)
                4.500%, 8/25/36                                         152,399
   480,000   Countrywide Asset-Backed Certificates,
                Series 2005-5, Class M4 (1)
                4.838%, 10/25/35                                        480,150
   570,000   Countrywide Asset-Backed Certificates,
                Series 2005-9N, Class N (4)
                5.500%, 10/25/36                                        565,763

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

PRINCIPAL
AMOUNT $                                                              VALUE $
---------                                                         -------------

            ASSET-BACKED
            SECURITIES - (CONTINUED)
   333,251  Countrywide Asset-Backed
              Certificates, Series 2005-SD1,
              Class A1A (1) (3)
              4.188%, 5/25/35                                           333,251
   829,050  Countrywide Home Equity Loan
              Trust, Series 2003-C,
              Class A (1)
              4.240%, 5/15/29                                           830,831
   933,700  Credit Suisse First Boston
              Mortgage Securities,
              Series 2005-AGE1, Class A1 (1)
              4.178%, 2/25/32                                           934,396
   658,501  Fieldstone Mortgage Investment,
              Series 2005-1, Class 1A2 (1)
              4.328%, 3/25/35                                           659,060
   360,477  Fieldstone Mortgage Investment,
              Series 2005-1, Class 2A1 (1)
              4.158%, 3/25/35                                           360,750
   401,792  Finance America Mortgage Loan
              Trust, Series 2004-3,
              Class 2A1 (1)
              4.408%, 11/25/34                                          403,300
 1,434,800  Financial Asset Securities Trust,
              Series 2005-1A,
              Class 2A1 (1) (3)
              4.340%, 2/27/35                                         1,435,603
 1,133,634  First Franklin Mortgage Loan
              Asset-Backed Certificate,
              Series 2004-FF4, Class A2 (1)
              4.328%, 6/25/34                                         1,136,481
 1,201,550  Fremont Home Loan Trust,
              Series 2005-B, Class 2A1 (1)
              4.128%, 4/25/35                                         1,202,518
   111,485  Fremont NIM Trust,
              Series 2004-D, Class N1 (3)
              4.500%, 11/25/34                                          111,097
   565,540  GSAMP Trust, Series 2005-SD1,
              Class A1 (1) (3)
              4.378%, 12/25/34                                          567,698
   132,876  GSAMP Trust, Series 2005-SD1,
              Class N (3)
              5.375%, 1/25/35                                           131,547
   439,237  Merrill Lynch Mortgage Investors,
              Series 2005-SL2, Class A1A (1)
              4.128%, 12/25/35                                          439,495
   340,000  Park Place Securities,
              Series 2005-WHQ2,
              Class A2B (1)
              4.188%, 5/25/35                                           340,245

PRINCIPAL
AMOUNT $                                                             VALUE $
---------                                                         -------------

 1,136,640  People's Choice Home Loan
              Securities Trust, Series 2005-2,
              Class A1 (1)
              4.148%, 5/25/35                                         1,137,539
   327,338  Popular Asset-Backed Securities
              Mortgage Pass-Through Trust,
              Series 2005-1, Class AF1 (1)
              4.158%, 5/25/35                                           327,599
   670,719  RAAC Series, Series 2005-RP1,
              Class A (1) (3)
              4.378%, 7/25/37                                           671,112
   518,358  Residential Asset Mortgage
              Products, Series 2005-RS4,
              Class A1 (1)
              4.138%, 4/25/35                                           518,754
    62,570  Sail Net Interest Margin Notes,
              Series 2004-4A, Class A (3)
              5.000%, 4/27/34                                            62,512
    96,010  Sail Net Interest Margin Notes,
              Series 2004-8A, Class A (3)
              5.000%, 9/27/34                                            95,513
 1,275,357  Soundview Home Equity Loan
              Trust, Series 2004-1,
              Class A1 (1)
              4.408%, 7/25/34                                         1,276,841
   330,000  Structured Asset Investment Loan
              Trust, Series 2003-BC1,
              Class M2 (1)
              5.888%, 1/25/33                                           331,570
   160,000  Structured Asset Investment Loan
              Trust, Series 2003-BC2,
              Class M1 (1)
              4.958%, 4/25/33                                           161,013
   160,000  Structured Asset Investment Loan
              Trust, Series 2003-BC7,
              Class M1 (1)
              4.788%, 7/25/33                                           160,953
   388,000  Structured Asset Investment Loan
              Trust, Series 2003-BC11,
              Class M4 (1)
              7.038%, 10/25/33                                          392,141
   280,000  Structured Asset Investment Loan
              Trust, Series 2004-1,
              Class M4 (1)
              6.788%, 2/25/34                                           284,697
   386,284  Structured Asset Investment Loan
              Trust, Series 2005-2,
              Class A2 (1)
              4.158%, 3/25/35                                           386,557

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

PRINCIPAL
AMOUNT $                                                             VALUE $
---------                                                         -------------

            ASSET-BACKED
            SECURITIES - (CONTINUED)
   838,495  Wachovia Loan Trust,
              Series 2005-SDI,
              Class A (1) (3)
              4.398%, 5/25/35                                          838,966
                                                                  -------------

            TOTAL ASSET-BACKED
              SECURITIES
              (Cost $26,565,319)                                    26,570,732
                                                                  -------------

            MORTGAGE-BACKED
            OBLIGATIONS - 13.7%
   360,000  Aames Mortgage Trust,
              Series 2002-2, Class B
              6.770%, 3/25/33                                           361,067
   780,000  Ace Securities, Series 2004-FM1,
              Class M2 (1)
              5.288%, 9/25/33                                           792,664
   118,519  Aegis Asset-Backed Securities
              Trust, Series 2005-1N,
              Class N1 (3)
              4.250%, 3/25/35                                           117,890
   825,000  Ameriquest Mortgage Securities,
              Series 2002-1, Class M2 (1)
              5.238%, 5/25/32                                           827,736
   205,000  Ameriquest Mortgage Securities,
              Series 2003-AR1, Class M3 (1)
              7.038%, 1/25/33                                           207,521
   169,810  Argent Securities, Series 2003-W8,
              Class A4 (1)
              4.618%, 12/25/33                                          170,887
   386,466  Asset-Backed Funding Certificates,
              Series 2005-AQ1, Class A1A (1)
              4.158%, 6/25/35                                           386,694
   676,694  Centex Home Equity,
             Series 1999-4, Class A7 (1)
              4.388%, 2/25/31                                           678,427
   373,888  Centex Home Equity,
              Series 2002-B, Class BV (1)
              5.700%, 4/25/32                                           375,437
   160,000  Chase Funding Loan Acquisition
              Trust, Series 2003-C1,
              Class 2M1 (1)
              4.688%, 11/25/32                                          160,831
   127,536  FEP Receivables Participation
              Funding LP, Series 2001-1,
              Class A-2L (1) (2)
              4.510%, 11/18/08                                          126,898
   380,187  Fremont NIM Trust,
              Series 2005-B (3)
              5.500%, 4/25/35                                           378,476

PRINCIPAL
AMOUNT $                                                             VALUE $
---------                                                         -------------

   635,000  GMAC Mortgage Corporation
              Loan Trust, Series 2004-HLT1,
              Class A2
              3.870%, 5/25/25                                           626,585
   477,069  GSAMP Trust, Series 2005-S2,
              Class A (1)
              4.208%, 11/25/34                                          477,421
   378,185  Lake Country Mortgage Loan
              Trust, 2005-HE1, Class A1 (1)
              4.238%, 12/25/32                                          378,185
   116,861  Long Beach Asset Holdings,
              Series 2004-6, Class N1 (1) (3)
              4.500%, 11/25/34                                          116,698
   269,134  Long Beach Asset Holdings,
              Series 2005-2, Class N1 (3)
              4.150%, 4/25/35                                           268,865
   449,486  Long Beach Asset Holdings,
              Series 2005-WL1, Class N1
              5.193%, 5/25/35                                           448,643
   242,616  Master Asset-Backed Securities
              Trust, Series 2004-WMC3,
              Class A2 (1)
              4.398%, 10/25/34                                          243,009
   224,806  Master Asset-Backed Securities
              Trust, Series 2005-C10A,
              Class N1
              4.750%, 5/26/35                                           222,783
   214,127  Master Asset-Backed Securities
              Trust, Series 2005-CI9A,
              Class N1 (3)
              4.940%, 3/26/35                                           213,848
   833,151  Master Asset-Backed Securities
              Trust, Series 2005-HE1,
              Class A1 (1)
              4.138%, 5/25/35                                           833,781
   370,539  Master Asset-Backed Securities
              Trust, Series 2005-OPT1,
              Class Note (1) (3)
              4.151%, 5/26/10                                           370,539
   570,000  Metris Master Trust,
              Series 2005-2, Class C (1) (3)
              4.496%, 9/20/11                                           570,000
   220,972  Novastar Home Equity Loan,
              Series 2004-3, Class A3A (1)
              4.258%, 12/25/34                                          221,138
    42,003  Opteum NIM Trust,
              Series 2005-1 (3)
              6.000%, 2/25/35                                            41,866
    42,983  Option One Mortgage Loan
              Trust, Series 2002-3,
              Class M2 (1)
              5.168%, 8/25/32                                            43,140

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
                MORTGAGE-BACKED
                OBLIGATIONS - (CONTINUED)
    84,661      Option One Mortgage Loan
                   Trust, Series 2002-3,
                   Class M3 (1)
                   5.888%, 8/25/32                                       85,021
   870,000      Option One Mortgage Loan
                   Trust, Series 2003-1,
                   Class M2 (1)
                   5.988%, 2/25/33                                      882,087
   980,899      Provident Bank Home Equity
                   Loan Trust, Series 1999-3,
                   Class A3 (1)
                   4.428%, 1/25/31                                      982,479
   100,366      Renaissance NIM Trust,
                   Series 2005-1, Class N (3)
                   4.700%, 5/25/35                                      100,366
   154,781      Residential Asset Securities,
                   Series 2002-KS2,
                   Class MII3 (1)
                   5.838%, 4/25/32                                      155,291
   250,000      Residential Asset Securities,
                   Series 2003-KS8,
                   Class MII2 (1)
                   5.538%, 10/25/33                                     251,770
   120,746      Residential Asset Securities,
                   Series 2005-NT1 (3)
                   4.000%, 2/25/35                                      120,704
   290,000      Soundview Home Equity Loan
                   Trust, Series 2003-2,
                   Class A2 (1)
                   4.688%, 11/25/33                                     292,183
                                                                  -------------
                TOTAL MORTGAGE-
                   BACKED OBLIGATIONS
                   (Cost $12,525,702)                                12,530,930
                                                                  -------------

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
                COMMERCIAL PAPER - 7.4%
 5,000,000      General Electric Capital (5)
                   3.985%, 11/28/05                                   4,985,113
 2,600,000      Toyota Motor Credit (5)
                   3.906%, 11/09/05                                   2,597,746
                                                                  -------------
                TOTAL COMMERCIAL PAPER
                   (Cost $7,582,859)                                  7,582,859
                                                                  -------------
                U.S. GOVERNMENT
                   MORTGAGE-BACKED
                   OBLIGATIONS - 3.9%
                FNMA (1)
 1,700,000         0.428%, 11/01/35                                   1,737,188
 2,171,410         0.187%, 10/01/35                                   2,221,656
                                                                  -------------
                TOTAL U.S. GOVERNMENT
                   MORTGAGE-BACKED
                   OBLIGATIONS
                   (Cost $3,952,848)                                  3,958,844
                                                                  -------------
                CORPORATE OBLIGATION - 0.2%
   200,000      Twin Reefs Pass-Through (3)
                   4.935%, 12/10/09                                     199,554
                                                                  -------------
                TOTAL CORPORATE OBLIGATION
                   (Cost $200,385)                                      199,554
                                                                  -------------
                SHORT-TERM INVESTMENT - 2.5%
 2,597,825      JPMorgan Chase Time
                   Deposit, 3.45%                                     2,597,825
                                                                  -------------
                TOTAL SHORT-TERM INVESTMENT
                   (Cost $2,597,825)                                  2,597,825
                                                                  -------------
                TOTAL INVESTMENTS - 100.6%
                   (Cost $103,199,365)                              102,788,268
                                                                  -------------
                OTHER ASSETS LESS LIABILITIES - (0.6)%                 (652,853)
                                                                  -------------
                NET ASSETS - 100.0%                               $ 102,135,415
                                                                  =============

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2005

(1) Variable Rate Security -- Rate disclosed is as of October 31, 2005.
(2) Security considered illiquid. On October 31, 2005, the value of these securities amounted to $1,273,240, representing 1.2% of the net assets of the Fund.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2005, the value of these securities amounted to $11,202,093, representing 11.0% of the net assets of the Fund.
(4) Security purchased on a when-issued basis.
(5) The rate shown represents the security's effective yield at time of purchase.
FNMA -- Federal National Mortgage Association
IO -- Interest Only Security
LP -- Limited Partnership
Ltd -- Limited

--------------------------------------------------------------------------------
FUTURES CONTRACTS:

The Fund had the following futures contracts outstanding at October 31, 2005:

                                                                 NET
                           NUMBER                            UNREALIZED
                            OF                 EXPIRATION   APPRECIATION
                         CONTRACTS    VALUE       DATE     (DEPRECIATION)
-------------------------------------------------------------------------
LONG:
   U.S. Bond                 21     2,351,344    Nov-05      $ (60,607)
                                                             ---------

SHORT:
   2 Year Note               17     3,488,453    Dec-05         18,953
                                                             ---------
                                                             $ (41,654)
                                                             =========

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SCHRODER U.S. CORE FIXED INCOME FUND
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            U.S. GOVERNMENT MORTGAGE-
            BACKED OBLIGATIONS - 34.9%
            FHLMC Gold
 1,172,538     5.500%, 12/01/34                                       1,158,329
   969,635     5.000%, 8/01/33                                          936,367
   424,444     4.500%, 3/01/19                                          410,892
   358,218  FNMA
               5.500%, 7/01/34                                          353,665
   690,000  FNMA TBA (1)
               5.000%, 11/25/20                                         680,513
                                                                  -------------
            TOTAL U.S. GOVERNMENT
               MORTGAGE-BACKED
               OBLIGATIONS
               (Cost $3,605,361)                                      3,539,766
                                                                  -------------
            U.S. TREASURY
            OBLIGATIONS - 28.6%
            U.S. Treasury Bond
   250,000     6.125%, 8/15/29                                          296,328
   390,000     5.375%, 2/15/31                                          425,466
            U.S. Treasury Note
   145,000     4.250%, 8/15/15                                          141,488
 1,980,000     4.000%, 8/31/07                                        1,966,388
    75,000     3.875%, 9/15/10                                           73,037
                                                                  -------------
            TOTAL U.S. TREASURY
               OBLIGATIONS
               (Cost $2,918,193)                                      2,902,707
                                                                  -------------
            CORPORATE
            OBLIGATIONS - 13.7%
    30,000  AES Gener
               7.500%, 3/25/14                                           30,035
   100,000  American International
               Group (2)
               5.050%, 10/01/15                                          97,936
    20,000  American Movil
               6.375%, 3/01/35                                           18,855
    20,000  Arizona Public Service
               5.500%, 9/01/35                                           18,539
    25,000  Assured Guaranty
               7.000%, 6/01/34                                           27,322
    50,000  BAC Capital Trust VI
               5.625%, 3/08/35                                           47,481
    75,000  Cadbury Schweppes Finance (2)
               5.125%, 10/01/13                                          74,006
    25,000  CHC Helicopter (2)
               7.375%, 5/01/14                                           25,187
    40,000  ChinaTrust Commercial Bank
               (2) (3)
               5.625%, 12/29/49                                          38,633

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
    45,000  Citigroup
               5.000%, 9/15/14                                           44,146
    55,000  Comcast Cable Communication
               8.875%, 5/01/17                                           67,768
    80,000  Cox Communications
               7.125%, 10/01/12                                          85,807
    50,000  Deutsche Telekom
               8.750%, 6/15/30                                           62,182
    95,000  GATX Financial
               5.125%, 4/15/10                                           93,763
    70,000  Genentech (2)
               4.750%, 7/15/15                                           67,697
    25,000  Halliburton
               8.750%, 2/15/21                                           32,454
    35,000  ICI Wilmington
               5.625%, 12/01/13                                          34,752
    55,000  Kroger
               6.200%, 6/15/12                                           56,089
    15,000  Meritage Homes
               6.250%, 3/15/15                                           13,125
    25,000  Methanex
               6.000%, 8/15/15                                           24,131
    55,000  Odyssey Re Holdings
               7.650%, 11/01/13                                          57,041
    30,000  Pacific Gas & Electric
               6.050%, 3/01/34                                           30,241
   120,000  PCCW Capital No. 3 (2)
               5.250%, 7/20/15                                          113,359
    70,000  PPL Energy Supply LLC
               5.700%, 10/15/15                                          69,141
    20,000  Quest Diagnostic (2)
               5.450%, 11/01/15                                          19,977
    25,000  Royal Caribbean Cruises
               7.500%, 10/15/27                                          25,938
    30,000  Shinhan Bank (3)
               5.663%, 3/02/35                                           28,749
    25,000  Sprint Capital
               8.750%, 3/15/32                                           32,433
    20,000  Telecom Italia Capital (3)
               4.480%, 2/01/11                                           20,097
    30,000  Valero Energy
               6.875%, 4/15/12                                           32,569
                                                                  -------------
            TOTAL CORPORATE
               OBLIGATIONS
               (Cost $1,441,770)                                      1,389,453
                                                                  -------------
            MORTGAGE-BACKED
            OBLIGATIONS - 9.8%
   225,000  Bear Stearns Commercial
               Mortgage Securities,
               Series 2004-PWR, Class A4
               4.715%, 2/11/41                                          216,521

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SCHRODER U.S. CORE FIXED INCOME FUND
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            MORTGAGE-BACKED
            OBLIGATIONS - (CONTINUED)
   395,000  Bear Stearns Commercial
               Mortgage Securities,
               Series 2005-T18, Class A4
               4.933%, 2/13/42                                          384,685
    37,273  Fremont NIM Trust,
               Series 2005-B (2)
               5.500%, 4/25/35                                           37,106
    55,000  GMAC Mortgage Corporation
               Loan Trust, Series 2004-HLT1,
               Class A2
               3.870%, 5/25/25                                           54,271
    25,330  Long Beach Asset Holdings,
               Series 2005-2, Class N1 (2)
               4.150%, 4/25/35                                           25,305
    51,753  Merrill Lynch Mortgage Investors,
               Series 2005-SL1, Class A
               4.238%, 6/25/35                                           51,792
   215,000  Morgan Stanley Capital I,
               Series 2003-T11, Class A3
               4.850%, 6/13/41                                          211,524
    14,328  Option One Mortgage Loan
               Trust, Series 2002-3,
               Class M2 (3)
               5.168%, 8/25/32                                           14,380
                                                                  -------------
            TOTAL MORTGAGE-BACKED
               OBLIGATIONS
               (Cost $1,016,413)                                        995,584
                                                                  -------------
            COLLATERALIZED MORTGAGE
            OBLIGATIONS - 8.7%
   179,486  American Home Mortgage
               Investment Trust, Series 2005-1,
               Class 1A1
               4.258%, 6/25/45                                          179,206
   409,205  Citigroup Mortgage Loan Trust,
               Series 2003-UP3, Class A2
               7.000%, 9/25/33                                          413,809
   248,868  Citigroup Mortgage Loan Trust,
               Series 2005-1, Class 3A1
               6.500%, 4/25/35                                          253,145
    39,896  Countrywide Home Loans,
               Series 2005-1, Class 2A1 (3)
               4.328%, 3/25/35                                           39,896
                                                                  -------------
            TOTAL COLLATERALIZED
               MORTGAGE OBLIGATIONS
               (Cost $899,964)                                          886,056
                                                                  -------------
            ASSET-BACKED
            SECURITIES - 5.7%
    31,074  GSAMP Trust, Series 2005-SD1,
               Class A1 (2) (3)
               4.378%, 12/25/34                                          31,192

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
   266,827  Hedged Mutual Fund Fee Trust,
               Series 2003-1A, Class 2 (2)
               5.220%, 11/30/10                                         265,493
   284,704  Hedged Mutual Fund Fee Trust,
               Series 2003-2, Class 2 (2)
               4.840%, 3/02/11                                          279,900
                                                                  -------------
            TOTAL ASSET-BACKED
               SECURITIES
               (Cost $582,510)                                          576,585
                                                                  -------------
            COMMERCIAL PAPER - 4.9%
   500,000  American General Finance (4)
               3.853%, 11/01/05                                         500,000
                                                                  -------------
            TOTAL COMMERCIAL
               PAPER
               (Cost $500,000)                                          500,000
                                                                  -------------
            SHORT-TERM
            INVESTMENT - 0.4%
    41,651  JPMorgan Chase Time
               Deposit, 3.45%                                            41,651
                                                                  -------------
            TOTAL SHORT-TERM
               INVESTMENT
               (Cost $41,651)                                            41,651
                                                                  -------------
            TOTAL
               INVESTMENTS - 106.7%
               (Cost $11,005,862)                                    10,831,802
                                                                  -------------
            OTHER ASSETS LESS
               LIABILITIES - (6.7)%                                    (681,015)
                                                                  -------------

            NET ASSETS - 100.0%                                   $  10,150,787
                                                                  =============

(1) Security purchased on a when-issued basis.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2005, the value of these securities amounted to $1,075,791, representing 10.6% of the net assets of the Fund.
(3) Variable Rate Security -- Rate disclosed is as of October 31, 2005.
(4) The rate shown represents the security's effective yield at time of purchase.
FHLMC -- Federal Home Loan Mortgage Association
FNMA -- Federal National Mortgage Association
LLC -- Limited Liability Company
TBA -- To Be Announced

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            MUNICIPAL BONDS - 93.9%
            ALABAMA - 1.7%
   250,000  Crenshaw County, Industrial
               Development Board RB, Sister
               Schuberts Project, AMT,
               Pre-Refunded @ 100, (LOC:
               AmSouth Bank of Alabama)
               (1) (2)
               5.600%, 3/01/08                                          256,645
   775,000  Jefferson County, Limited
               Obligation School RB
               Warrants, Series A
               5.250%, 1/01/15                                          823,011
   630,000  Jefferson County, Multi-Family
               Housing Authority RB Warrants,
               Mitchell Investments, Series A,
               (LOC: Regions Bank)
               5.400%, 9/01/12                                          656,177
                                                                  -------------
                                                                      1,735,833
            ARIZONA - 2.1%
   290,000  Phoenix, Industrial Development
               Authority RB, Hacienda
               Sunnyslope Project, Series A,
               AMT, GNMA
               4.350%, 7/20/15                                          287,715
    35,000  Pima County GO, ETM
               6.750%, 11/01/09                                          36,156
 1,740,000  State Health Facilities Authority
               RB, Phoenix Baptist Hospital &
               Medical Center, MBIA, ETM
               6.250%, 9/01/11                                        1,834,029
                                                                  -------------
                                                                      2,157,900
            ARKANSAS - 13.7%
   570,000  Baxter County, Hospital Revenue
               Authority RB, Refunding &
               Improvement Project, Series A
               5.375%, 9/01/14                                          586,273
 4,550,000  Cabot, Sales & Use Tax RB,
               XLCA (3)
               4.300%, 12/01/31                                       4,550,000
   100,000  Farmington, Sales & Use Tax RB
               4.600%, 4/01/25                                          100,632
 1,300,000  Little Rock, Library Construction
               GO, Series A
               4.250%, 3/01/23                                        1,273,324
   250,000  Pine Bluff, Industrial
               Development RB,
               Weyerhaeuser Project
               5.500%, 11/01/07                                         261,020

 PRINCIPAL
 AMOUNT $                                                             VALUE $
----------                                                        -------------
 5,000,000  Sparks Regional Medical Center
               COP, Medcap Holding V LLC (1)
               7.124%, 6/15/17                                        5,122,500
 1,440,000  Springdale, Sales & Use Tax RB,
               MBIA
               4.000%, 7/01/16                                        1,438,690
 1,000,000  Stuttgart, Sales & Use Tax RB,
               AMBAC
               4.200%, 10/01/31                                         989,610
                                                                  -------------
                                                                     14,322,049
            CALIFORNIA - 5.8%
   140,000  Anaheim, Memorial Hospital
               Association COP, AMBAC,
               ETM
               5.125%, 5/15/20                                          140,865
   500,000  Benicia, Unified School District
               GO, Series B, MBIA (4)
               4.589%, 8/01/18                                          261,175
    35,000  California State GO
               3.625%, 5/01/07                                           35,011
    25,000  California State GO, Series BT,
               AMT
               5.100%, 12/01/13                                          25,291
    85,000  California Statewide Communities
               Development Authority COP,
               Kaiser Remarket, FSA, ETM
               5.300%, 12/01/15                                          87,940
   245,000  Delta County Home Mortgage
               Finance RB, Single-Family
               Mortgage Backed Securities,
               Series A, AMT, MBIA, GNMA,
               FNMA
               5.350%, 6/01/24                                          245,250
   650,000  Los Angeles, Multi-Family
               Housing RB, Colorado Terrace
               Project, Series H, AMT, GNMA
               4.350%, 11/20/12                                         656,357
 3,915,000  Manteca, Financing Authority
               Sewer RB, Series B, MBIA
               5.000%, 12/01/33                                       3,947,260
    15,000  Placer County, Water Agency RB,
               Middle Fork Project
               3.750%, 7/01/12                                           14,958
    65,000  Sacramento County, Sacramento
               Main Detention Center COP,
               MBIA, ETM
               5.500%, 6/01/10                                           68,479
    10,000  Sacramento County, Sanitation
               Authority RB, ETM
               5.125%, 12/01/10                                          10,019
   203,000  San Bernardino County,
               Series A, FGIC, ETM
               6.000%, 3/01/10                                          215,858

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            MUNICIPAL BONDS - (CONTINUED)
            CALIFORNIA - (CONTINUED)
   155,000  Southern California, Public Power
              Authority RB, Palo Verde Project,
              Series A, ETM
              5.000%, 7/01/17                                           155,270
   130,000  State Public Works Board RB,
              San Jose Facilities, Series A
              7.750%, 8/01/06                                           133,675
   210,000  Valley Center, Unified School
              District GO, Capital
              Appreciation, Series A,
              MBIA (4)
              4.521%, 9/01/17                                           112,024
                                                                  -------------
                                                                      6,109,432
            COLORADO - 6.1%
 1,155,000  Beacon Point, Metropolitan
              District RB, Series B, (LOC:
              Compass Bank)
              4.375%, 12/01/15                                        1,125,097
   100,000  Denver City & County COP,
              Series A, MBIA,
              Pre-Refunded @ 100 (2)
              5.000%, 5/01/08                                           104,211
 1,790,000  High Plains, Metropolitan
              District RB, (LOC:
              Compass Bank)
              4.375%, 12/01/15                                        1,761,557
   500,000  Interlocken Metropolitan District
              GO, Series A, RADIAN
              5.750%, 12/15/11                                          536,835
   810,000  State Educational & Cultural
              Facilities Authority RB, Charter
              School, Peak to Peak, XLCA
              3.000%, 8/15/09                                           795,525
   365,000  State Educational & Cultural
              Facilities Authority RB, Parker
              Core Charter School, XLCA
              3.500%, 11/01/14                                          342,436
    30,000  State Health Facility Authority
              RB, Series A, ETM
              5.350%, 11/01/16                                           31,345
            Teller County, COP,
              Assured Guaranty
   400,000    6.000%, 12/01/24                                          409,528
   120,000    5.600%, 12/01/18                                          120,382
   310,000    5.550%, 12/01/17                                          310,989
   300,000    5.500%, 12/01/16                                          300,234
   150,000    5.200%, 12/01/13                                          149,893
   190,000    4.700%, 12/01/09                                          188,216
   180,000    4.250%, 12/01/07                                          179,782
                                                                  -------------
                                                                      6,356,030

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            CONNECTICUT - 1.0%
   150,000  Connecticut State GO, Series A,
              Pre-Refunded @ 100 (2)
              6.500%, 3/15/06                                           151,989
    50,000  Greenwich, New Public Housing
              Authority RB
              5.250%, 5/01/08                                            52,075
   785,000  Stamford, Multi-Family Housing
              RB, Fairfield Apartments Project,
              AMT, Mandatory Put (5)
              4.750%, 12/01/08                                          802,584
    80,000  State Health & Educational
              Facilities RB, Danbury
              Hospital, ETM
              7.875%, 7/01/09                                            86,713
                                                                  -------------
                                                                      1,093,361
            DISTRICT OF COLUMBIA - 0.9%
   500,000  District of Columbia GO,
              Series B, FSA, ETM
              5.500%, 6/01/14                                           539,150
            Hospital RB, Medlantic
              Healthcare Group, Series A,
              MBIA, ETM
    80,000    5.750%, 8/15/14                                            82,977
   350,000    5.750%, 8/15/26                                           363,594
                                                                  -------------
                                                                        985,721
            FLORIDA - 5.7%
    50,000  Clearwater, Housing Authority
              RB, Affordable Housing
              Acquisition Program, FSA
              4.950%, 6/01/07                                            51,115
   663,180  Dade County, Single-Family
              RB, Series B-1, AMT,
              GNMA, FNMA
              6.100%, 4/01/27                                           668,101
            Gulf Breeze, Local Government
              RB, FGIC, Mandatory Put (5) (6)
 1,135,000    4.000%, 12/01/14                                        1,121,596
   600,000    4.000%, 12/01/15                                          585,522
   500,000  Hillsborough County School
              Board COP, Series B, MBIA
              5.000%, 7/01/18                                           525,810
   175,000  Jacksonville, Electric Authority
              RB, ETM
              5.375%, 7/01/12                                           184,527
    10,000  Jacksonville, Electric Authority
              RB, Third Installment, ETM
              6.800%, 7/01/12                                            11,056
   125,000  Jacksonville, Health Facilities RB,
              Daughters of Charity,
              MBIA, ETM (1)
              5.000%, 11/15/15                                          125,115

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            MUNICIPAL BONDS - (CONTINUED)
            FLORIDA - (CONTINUED)
    60,000  Orange County, Tourist Division
              RB, AMBAC, ETM
              6.000%, 10/01/16                                           60,293
    50,000  Orange County, Tourist Division
              RB, Orange County Convention,
              AMBAC, ETM
              9.250%, 9/01/07                                            53,599
 1,020,000  Orange County, Tourist Division
              RB, Series A, AMBAC, ETM
              6.250%, 10/01/13                                        1,090,553
   665,000  Pinellas County, Housing Finance
              Authority RB, Multi-County
              Program, Series A-3, AMT,
              GNMA, FNMA
              4.000%, 3/01/25                                           663,843
    25,000  State GO, ETM
              5.900%, 7/01/08                                            25,923
   120,000  Tampa, Allegany Health System
              RB, Saint Anthony,
              MBIA, ETM
              5.125%, 12/01/15                                          120,368
    65,000  Tampa, Allegany Health System
              RB, Saint Joseph, MBIA, ETM
              5.125%, 12/01/23                                           65,200
   340,000  Tampa, Allegany Health System
              RB, Saint Mary's, MBIA, ETM
              5.125%, 12/01/23                                          341,071
   275,000  Vero Beach, Electric RB,
              MBIA, ETM
              6.500%, 12/01/07                                          283,924
                                                                  -------------
                                                                      5,977,616
            GEORGIA - 0.1%
    45,000  Fulco, Hospital Authority RB,
              Saint Joseph Hospital, ETM
              5.375%, 10/01/09                                           45,267
    40,000  Gwinnett County, Water & Sewer
              RB, MBIA, ETM
              6.100%, 3/01/08                                            42,548
                                                                  -------------
                                                                         87,815
            IDAHO - 0.2%
   215,000  State Housing & Finance
              Association RB, Single-Family
              Mortgage, Series D,
              Class III, AMT
              5.400%, 7/01/21                                           222,402
                                                                  -------------
            ILLINOIS - 10.8%
   600,000  Calhoun & Greene Counties,
              Community School District
              No. 40 GO
              4.700%, 1/01/16                                           610,908

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
 2,000,000  Chicago, Kingsbury
              Redevelopment Project TAN,
              Series A
              6.570%, 2/15/13                                         2,103,700
 1,000,000  Chicago, Lake Shore East SA
              6.750%, 12/01/32                                        1,081,660
 5,000,000  Pingree Grove, Special Services
              Area, Cambridge Lakes Project,
              Series 05-1
              5.250%, 3/01/15                                         5,010,600
 1,430,000  State Health Facilities Authority
              RB, Hinsdale Hospital,
              Series A, ETM
              6.950%, 11/15/13                                        1,587,285
   275,000  State Health Facilities Authority
              RB, Hospital of Sisters Services,
              Series A, FSA, Optional Put
              4.500%, 12/01/23                                          280,349
   575,000  Will County, Community School
              District GO, Alternative
              Revenue Source Larway
              5.625%, 12/01/23                                          590,456
                                                                  -------------
                                                                     11,264,958
            INDIANA - 3.5%
            Gary, Sanitation District, Special
              Taxing District, RADIAN
   250,000    5.000%, 2/01/12                                           262,378
   270,000    5.000%, 2/01/13                                           282,760
    70,000  Indianapolis, Industrial Utilities
              District RB, ETM
              7.000%, 6/01/08                                            73,114
            Maconaquah, School District RB,
              Energy Management Financing
              Project
   286,756    5.000%, 1/01/12                                           298,797
   301,093    5.000%, 1/01/13                                           313,441
   316,148    5.000%, 1/01/14                                           328,882
   261,339    4.750%, 1/01/10                                           268,492
   273,752    4.750%, 1/01/11                                           281,852
   232,329    4.000%, 1/01/07                                           233,165
   241,622    4.000%, 1/01/08                                           242,584
   251,287    4.000%, 1/01/09                                           251,847
    95,000  State Health Facility Financing
              Authority RB, Ancilla Systems,
              MBIA, ETM
              5.250%, 7/01/22                                            98,757
            State Health Facility Financing
              Authority RB, Methodist
              Hospital, Series A,
              AMBAC, ETM
   100,000    5.750%, 9/01/11                                           100,834
   360,000    5.750%, 9/01/15                                           367,272

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            MUNICIPAL BONDS - (CONTINUED)
            INDIANA - (CONTINUED)
   205,000  Wells County, Hospital Authority
              RB, ETM
              7.250%, 4/01/09                                           213,018
                                                                  -------------
                                                                      3,617,193
            KANSAS - 1.2%
   230,000  Shawnee, Multi-Family Housing
              RB, Thomasbrook Apartments,
              Series A, AMT, FNMA
              5.250%, 10/01/14                                          235,458
 1,000,000  University of Kansas Hospital
              Authority RB, Ku Health
              Systems, Series A, AMBAC
              5.400%, 9/01/13                                         1,059,490
                                                                  -------------
                                                                      1,294,948
            KENTUCKY - 2.8%
    40,000  Jefferson County, Health Facilities
              RB, Alliant Health Systems,
              MBIA, ETM
              5.125%, 10/01/27                                           40,857
 1,935,000  Marshall County, Public Property
              Corporation RB, Courthouse
              Facility Project
              5.250%, 3/01/23                                         2,093,476
   675,000  State Area Development Districts
              Financing GO, Henderson,
              Series G1
              5.750%, 12/01/20                                          708,433
    35,000  State Turnpike Authority RB,
              ETM
              6.125%, 7/01/07                                            36,059
                                                                  -------------
                                                                      2,878,825
            LOUISIANA - 0.3%
   350,000  Calcasieu Parish, Public
              Transportation Authority RB,
              Single-Family Mortgage,
              Series A, AMT, GNMA, FNMA
              5.850%, 10/01/32                                          358,344
                                                                  -------------
            MARYLAND - 0.8%
   885,000  State Tax Exempt Municipal
              Infrastructure Improvement RB,
              Series 2004A, Class A, (LOC:
              Compass Bank) (7)
              3.800%, 5/01/08                                           881,664
                                                                  -------------

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            MASSACHUSETTS - 3.2%
   125,000  State Development Finance
              Agency RB, Curry College,
              Series A, ACA
              3.875%, 3/01/15                                           121,212
   545,000  State Development Finance
              Agency RB, Seven Hills
              Foundation & Affiliates,
              RADIAN
              4.500%, 9/01/16                                           547,987
   500,000  State Health & Educational
              Facilities Authority RB, Cape
              Cod Healthcare, Series C,
              RADIAN
              5.250%, 11/15/17                                          525,075
 1,000,000  State Health & Educational
              Facilities Authority RB, Mass
              General Hospital, Series F,
              AMBAC
              6.250%, 7/01/12                                         1,091,370
   950,000  State Health & Educational
              Facilities Authority RB, Nichols
              College Issue, Series C
              6.000%, 10/01/17                                        1,004,245
                                                                  -------------
                                                                      3,289,889
            MICHIGAN - 0.4%
    10,000  Kalamazoo, Hospital Finance
              Authority RB, Borgess Medical
              Center, Series A, AMBAC, ETM
              5.625%, 6/01/14                                            10,321
    10,000  State Hospital Finance Authority
              RB, Charity Obligatory Group,
              Series A, ETM
              5.000%, 11/01/19                                           10,388
    70,000  State Hospital Finance Authority
              RB, Daughters of Charity
              Hospital, ETM
              5.250%, 11/01/10                                           70,796
     5,000  State Hospital Finance Authority
              RB, Mercy Health Services RB,
              MBIA, ETM
              5.750%, 8/15/26                                             5,214
            State Hospital Finance Authority
              RB, Saint John Hospital,
              Series A, AMBAC, ETM
   240,000    6.000%, 5/15/13                                           251,400
    25,000    5.750%, 5/15/16                                            26,243
                                                                  -------------
                                                                        374,362

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

PRINCIPAL
AMOUNT $                                                             VALUE $
----------                                                        -------------
            MUNICIPAL BONDS - (CONTINUED)
            MINNESOTA - 0.9%
 1,335,000  Burnsville, Hospital System RB,
               Fairview Community Hospitals,
               ETM (4)
               5.780%, 5/01/12                                          894,477
    45,000  Coon Rapids, Hospital RB,
               Health Central, ETM
               7.625%, 8/01/08                                           47,745
                                                                  -------------
                                                                        942,222
            MISSOURI - 4.2%
   795,000  Boone County, Industrial
               Development Authority RB,
               Otscon Project, AMT,
               Mandatory Put, (LOC: Boone
               County National Bank) (5)
               4.750%, 5/01/12                                          789,570
 1,000,000  Brentwood, Tax Increment TA,
               Brentwood Pointe Project
               4.500%, 5/01/23                                          995,210
   850,000  Brentwood, Tax Increment TA,
               Brentwood Square Project
               4.500%, 5/01/22                                          836,349
            Ozark Centre, Transportation
               Development District RB
   175,000     5.375%, 9/01/32                                          171,815
   200,000     4.875%, 9/01/24                                          197,994
            State Development Finance Board
               Infrastructure Facility RB,
               Branson Landing Project,
               Series A
   180,000     4.250%, 6/01/13                                          175,919
   100,000     4.125%, 6/01/12                                           98,020
   130,000     4.000%, 6/01/10                                          129,003
   125,000     4.000%, 6/01/11                                          123,013
   500,000  State Development Finance Board
               Infrastructure Facility TA,
               Triumph Foods Project, Series A
               5.250%, 3/01/25                                          511,035
    60,000  State Higher Education Loan
               Authority RB, Student Loan
               Sub Lien, AMT
               6.500%, 2/15/06                                           60,357
   290,000  State Housing Development
               Community RB, Single-Family
               Homeown Loan Program,
               Series A-1, GNMA
               5.000%, 3/01/17                                          293,196
                                                                  -------------
                                                                      4,381,481

PRINCIPAL
AMOUNT $                                                             VALUE $
----------                                                        -------------
            MONTANA - 0.3%
            State Board Investment RB,
               Payroll Tax Workers
               Compensation Project,
               MBIA, ETM
   165,000     6.875%, 6/01/11                                          178,448
   115,000     6.700%, 6/01/06                                          117,171
                                                                  -------------
                                                                        295,619
            NEBRASKA - 1.2%
    20,000  Scotts Bluff County, Hospital
               Authority No. 1 RB, Regional
               West Medical Center
               6.375%, 12/15/08                                          20,043
            State Educational Finance
               Authority RB, Dana College,
               Series A
   200,000     4.500%, 3/15/13                                          197,154
   195,000     4.500%, 3/15/14                                          190,864
   180,000     4.350%, 3/15/12                                          177,237
            State Educational Finance
               Authority RB, Dana College,
               Series B
    45,000     4.500%, 3/15/13                                           44,982
    50,000     4.500%, 3/15/14                                           49,968
    50,000     4.500%, 3/15/15                                           49,974
    50,000     4.500%, 3/15/16                                           49,975
   240,000     4.500%, 3/15/20                                          239,964
   170,000     4.500%, 3/15/25                                          169,995
            State Educational Finance
               Authority RB, Dana College,
               Series C
    40,000     4.500%, 3/15/11                                           39,980
    45,000     4.500%, 3/15/12                                           44,977
                                                                  -------------
                                                                      1,275,113
            NEW HAMPSHIRE - 0.2%
   185,000  State Health & Educational
               Facilities Authority RB, Speare
               Memorial Hospital
               5.000%, 7/01/12                                          186,395
                                                                  -------------
               NEW JERSEY - 1.9%
    35,000  Atlantic County, Improvement
               Authority RB, Series A,
               AMBAC, ETM
               7.300%, 3/01/06                                           35,509
   150,000  Burlington County, Bridge
               Commission RB, County
               Guaranteed Governmental
               Leasing Program
               5.250%, 8/15/15                                          161,410

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

PRINCIPAL
AMOUNT $                                                             VALUE $
----------                                                        -------------
            MUNICIPAL BONDS - (CONTINUED)
            NEW JERSEY - (CONTINUED)
            Health Care Facilities RB,
               Allegany Health, Our Lady of
               Lourdes, MBIA, ETM
    30,000     5.200%, 7/01/18                                           31,308
    50,000     5.125%, 7/01/13                                           52,085
   145,000  Health Care Facilities RB,
               Community Memorial Hospital
               Toms River, ETM
               6.750%, 7/01/09                                          154,218
    75,000  Health Care Facilities RB, Mercer
               Medical Center, ETM
               7.000%, 7/01/08                                           79,012
 1,500,000  State Economic Development
               Authority RB, Wanaque
               Convalescent Center Project,
               Series A, (LOC: Sovereign Bank)
               3.750%, 2/15/12                                        1,477,710
                                                                  -------------
                                                                      1,991,252
            NEW MEXICO - 0.1%
    90,000  State Mortgage Finance Authority
               RB, Single-Family Mortgage,
               Series B-2, AMT, GNMA,
               FNMA, FHLMC
               5.550%, 1/01/30                                           91,753
    60,000  State Severance Tax RB,
               Pre-Refunded @ 100 (2)
               5.000%, 7/01/07                                           61,756
                                                                  -------------
                                                                        153,509

            NEW YORK - 1.6%
   150,000  Hempstead Town, Industrial
               Development Agency RB,
               Adelphi University Civic
               Facilities
               5.250%, 2/01/13                                          155,176
    15,000  Metropolitan Transportation
               Authority RB, Commuter
               Facilities, Series D, MBIA, ETM
               5.000%, 7/01/12                                           15,602
            Metropolitan Transportation
               Authority RB, Grand Central
               Terminal - 2, AMT, FSA, ETM
    50,000     5.500%, 7/01/12                                           50,704
    55,000     5.400%, 7/01/11                                           55,776
   375,000  Metropolitan Transportation
               Authority RB, Service Contract,
               Series R, ETM
               5.500%, 7/01/11                                          400,613
   170,000  State Urban Development RB,
               Capital Appreciation (4)
               5.746%, 1/01/11                                          124,299

PRINCIPAL
AMOUNT $                                                             VALUE $
----------                                                        -------------
   125,000  State Urban Development RB,
               Capital Appreciation, FSA (4)
               5.830%, 1/01/11                                           92,275
    90,000  State Urban Development RB,
               Capital Appreciation, MBIA (4)
               5.782%, 1/01/11                                           66,438
    33,000  Suffolk County, Water Authority
               RB, Waterworks, Series V, ETM
               7.000%, 6/01/06                                           33,767
   150,000  Triborough Bridge & Tunnel
               Authority RB, General Purpose,
               Series A, ETM
               5.000%, 1/01/24                                          150,896
   500,000  Triborough Bridge & Tunnel
               Authority RB, General Purpose,
               Series A, MBIA, ETM
               5.000%, 1/01/24                                          501,095
                                                                  -------------
                                                                      1,646,641
            NORTH CAROLINA - 0.9%
   350,000  Mecklenburg County, Multi-
               Family Housing RB, Little Rock
               Apartments, AMT, FNMA
               3.500%, 1/01/12                                          337,533
   360,000  Pitt County, Memorial Hospital
               RB, ETM
               5.250%, 12/01/21                                         378,155
   205,000  State Medical Care Community
               Hospital RB, Saint Joseph
               Hospital Project, AMBAC, ETM
               5.100%, 10/01/14                                         207,540
                                                                  -------------
                                                                        923,228
            NORTH DAKOTA - 0.4%
            State Housing Finance Agency
               RB, Housing Finance Program
               Home Mortgage, Series B,
               AMT, SPA-FHLB
   250,000     4.125%, 7/01/11                                          247,923
   210,000     4.000%, 7/01/10                                          207,507
                                                                  -------------
                                                                        455,430
            OHIO - 0.4%
            Columbus, Sewer Improvement
               Bonds GO, ETM
   170,000     6.750%, 9/15/07                                          174,286
   150,000     6.000%, 9/15/11                                          152,829
    50,000  State Building Authority RB,
               State Facilities, Administration
               Building Fund Projects, Series A,
               Pre-Refunded @ 101 (2)
               5.250%, 10/01/08                                          53,215
                                                                  -------------
                                                                        380,330

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

PRINCIPAL
AMOUNT $                                                             VALUE $
----------                                                        -------------
            MUNICIPAL BONDS - (CONTINUED)
            OKLAHOMA - 0.2%
   230,000  Tulsa County, Home Finance
               Authority RB, Single-Family
               Mortgage, FGIC, ETM
               6.900%, 8/01/10                                          249,867
                                                                  -------------
            OREGON - 1.2%
   825,000  Portland, Housing Authority RB,
               New Columbia Development,
               Capital Funding Program, AMT
               4.300%, 10/01/15                                         818,144
   475,000  State Facilities Authority RB,
               College Inn Student Housing,
               Series B
               6.250%, 7/01/11                                          475,622
                                                                  -------------
                                                                      1,293,766
            PENNSYLVANIA - 4.9%
   170,000  Allegheny County, Hospital
               Development Authority RB,
               Childrens Hospital of Pittsburgh,
               MBIA, ETM
               5.300%, 7/01/26                                          178,762
    60,000  Allegheny County, Hospital
               Development Authority RB,
               Pittsburgh Mercy Health
               Systems, AMBAC, ETM
               5.625%, 8/15/26                                           61,302
    10,000  Berks County GO, Second Series,
               MBIA
               3.300%, 11/15/09                                           9,931
   400,000  Chester, Upland School District
               GO
               4.200%, 5/15/13                                          399,996
   970,000  Chester, Upland School District
               GO, XLCA
               4.850%, 9/15/16                                        1,022,564
   100,000  Dauphin County, General
               Authority RB, AMBAC,
               Mandatory Put (5)
               4.550%, 6/01/08                                          102,357
    80,000  Dauphin County, General
               Authority RB, Hapsco-Western
               Pennsylvania Hospital Project,
               Series A-1, MBIA, ETM
               5.500%, 7/01/13                                           86,950
   105,000  Erie, Higher Education Building
               Authority RB, Gannon
               University Project,
               AMBAC, ETM
               7.375%, 6/01/08                                          111,135

PRINCIPAL
AMOUNT $                                                             VALUE $
----------                                                        -------------
    50,000  Hempfield, School District GO,
               ETM
               7.200%, 10/15/09                                          54,413
   400,000  Montgomery County, Industrial
               Development Authority RB,
               Adult Communities Total
               Services, Series B
               5.750%, 11/15/17                                         415,332
 1,175,000  Philadelphia, Multi-Family
               Housing Redevelopment
               Authority RB, Pavilion
               Apartments Project, Series A,
               AMT, HUD Section 236
               4.250%, 10/01/16                                       1,160,818
   500,000  Philadelphia, School District GO,
               Series D, FSA
               5.000%, 6/01/15                                          533,835
    45,000  Pittsburgh GO, Series C, ETM
               7.000%, 3/01/07                                           46,807
   755,000  State Higher Educational
               Facilities Authority RB,
               Allegheny Delaware Valley
               Obligation, Series A, MBIA
               5.700%, 11/15/11                                         823,577
    55,000  State Higher Educational
               Facilities Authority RB, Tenth
               Series, ETM
               6.900%, 7/01/07                                           56,919
                                                                  -------------
                                                                      5,064,698
            RHODE ISLAND - 1.2%
    45,000  State Depositors Economic
               Protection RB, Series B,
               MBIA, ETM
               6.000%, 8/01/17                                           48,327
            Woonsocket, Housing Authority
               RB, Capital Funds
               Housing Project
   385,000     4.500%, 9/01/10                                          399,884
   400,000     4.500%, 9/01/11                                          415,144
   420,000     4.500%, 9/01/12                                          435,120
                                                                  -------------
                                                                      1,298,475
            SOUTH CAROLINA - 0.2%
   240,000  Greenville County, Airport RB,
               Donaldson Industrial Air Park
               Project, AMT
               6.125%, 10/01/17                                         250,517
                                                                  -------------
            TENNESSEE - 1.1%
   230,000  Nashville & Davidson Counties,
               Metropolitan Government Cab
               Converter RB, FGIC
               7.700%, 1/01/12                                          270,025

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            MUNICIPAL BONDS - (CONTINUED)
            TENNESSEE - (CONTINUED)
   500,000  Nashville & Davidson Counties,
              Metropolitan Government
              Health & Educational Facilities
              Board RB, RADIAN
              5.100%, 8/01/16                                           513,110
   175,000  State GO, Series B, ETM
              5.500%, 5/01/23                                           185,043
    40,000  State School Board Authority
              RB, Series B
              5.250%, 5/01/10                                            40,978
   120,000  Wilson County, Health &
              Educational Facilities Board
              RB, University Medical
              Center, ETM
              8.375%, 8/01/08                                           126,733
                                                                  -------------
                                                                      1,135,889
            TEXAS - 7.6%
 2,020,000  Allen, Independent School District
              GO, Capital Appreciation, PSF,
              Pre-Refunded @ 40.017 (2) (4)
              5.977%, 2/15/10                                           687,547
 2,025,000  Allen, Independent School District
              GO, Capital Appreciation, PSF,
              Pre-Refunded @ 42.722 (2) (4)
              5.938%, 2/15/10                                           735,824
   750,000  Austin, Convention Enterprises
              RB, Trust Certificates, Series B,
              (Surety: ZC Specialty Insurance)
              5.750%, 1/01/16                                           797,430
    65,000  Denison, Hospital Authority RB,
              Texoma Medical Center, ETM
              7.125%, 7/01/08                                            68,771
            Fort Bend County, Municipal
              Utility District No. 23
              GO, FGIC
    45,000    6.500%, 9/01/08                                            48,688
    65,000    6.500%, 9/01/09                                            71,756
    70,000    6.500%, 9/01/10                                            78,597
    45,000    6.500%, 9/01/11                                            51,200
    95,000    5.000%, 9/01/16                                            99,239
   250,000  Greater Greenspoint,
              Redevelopment Authority RB,
              Tax Increment Contract,
              RADIAN
              5.250%, 9/01/10                                           264,048
    80,000  Harris County, Health Facilities
              Development RB, St. Lukes
              Episcopal Hospital Project, ETM
              6.625%, 2/15/12                                            80,182
   155,000  Houston, Airport System RB,
              ETM
              7.600%, 7/01/10                                           171,949

 PRINCIPAL
 AMOUNT $                                                           VALUE $
----------                                                        -------------
    25,000  Houston, Sewer System RB,
              FGIC, ETM
              6.375%, 10/01/08                                           26,297
            Retama, Development Corporate
              Special Facilities RB, Retama
              Racetrack, ETM
 2,000,000    10.000%, 12/15/17                                       2,829,860
   500,000    8.750%, 12/15/11                                          617,285
    50,000  Sendero, Public Facilities RB,
              Crown Meadows Project,
              Series A, FHLMC
              4.250%, 6/01/13                                            50,675
 1,500,000  South Lake GO, AMBAC,
              Pre-Refunded @ 26.765 (2) (4)
              6.273%, 2/15/09                                           356,565
 3,145,000  South Lake GO, AMBAC,
              Pre-Refunded @ 32.616 (2) (4)
              6.210%, 2/15/09                                           911,012
    25,000  Travis County, Health Facility
              Development RB, Daughters
              of Charity, MBIA, ETM
              5.000%, 11/01/20                                           25,263
                                                                  -------------
                                                                      7,972,188
            UTAH - 0.0%
    30,000  Intermountain Power Agency
              RB, Series A, ETM
              5.000%, 7/01/21                                            30,051
                                                                  -------------
            VIRGINIA - 0.7%
   770,000  Norfolk, Packaging Systems
              RB, Series A, MBIA
              4.000%, 2/01/19                                           736,297
                                                                  -------------
            WASHINGTON - 0.5%
   531,434  Nooksack, Indian Tribe RB
              5.500%, 2/23/11                                           526,332
                                                                  -------------
            WEST VIRGINIA - 0.1%
   100,000  State Economic Development
              Authority, Industrial
              Development RB, Central
              Supply Project, AMT,
              (LOC: BB&T)
              5.500%, 5/15/10                                           102,987
                                                                  -------------
            WISCONSIN - 1.5%
 1,365,000  Oshkosh, Industrial Development
              Authority RB, Don Evans
              Project, AMT, Mandatory Put,
              (LOC: Marshall & Ilslay) (5)
              5.500%, 12/01/11                                        1,402,456
    50,000  State Health & Educational
              Facilities RB, ACA
              6.000%, 5/15/16                                            51,706

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            MUNICIPAL BONDS - (CONTINUED)
            WISCONSIN - (CONTINUED)
    10,000  State Transportation RB, Series A
              5.500%, 7/01/11                                            10,917
    60,000  Winnebago County, Promissory
              Notes GO
              4.375%, 4/01/12                                            61,450
                                                                  -------------
                                                                      1,526,529
            WYOMING - 2.3%
 2,350,000  Community Development RB,
              Multi-Family Housing Authority,
              Aspen Court Apartments Project,
              Series A, AMT,
              Pre-Refunded @ 100,
              (LOC: Bank One
              Arizona NA) (2)
              4.750%, 12/01/05                                        2,352,679
                                                                  -------------
            TOTAL MUNICIPAL BONDS
              (Cost $98,786,353)                                     98,179,837
                                                                  -------------
            CORPORATE
            OBLIGATIONS - 6.5%
 1,709,000  BFL Funding VI (7)
              5.000%, 4/01/08                                         1,696,866
   971,171  IIS/Syska Holdings Energy (7)
              3.900%, 8/15/08                                           933,587
   250,000  Kidspeace National Centers of
              Georgia, USDA (1) (6)
              4.500%, 12/01/28                                          247,855
   832,943  Landmark Leasing (7)
              6.200%, 10/01/22                                          817,867
 3,086,806  USDA Airtanker (7)
              8.000%, 2/01/08                                         3,067,050
                                                                  -------------
            TOTAL CORPORATE
              OBLIGATIONS
              (Cost $6,858,589)                                       6,763,225
                                                                  -------------
  Shares
---------
            SHORT-TERM
            INVESTMENT - 2.2%
 2,275,613  BlackRock Institutional Muni
              Fund Portfolio, 2.44% (8)                               2,275,613
                                                                  -------------
            TOTAL SHORT-TERM
              INVESTMENT
              (Cost $2,275,613)                                       2,275,613
                                                                  -------------
            TOTAL
              INVESTMENTS - 102.6%
              (Cost $107,920,555)                                   107,218,675
                                                                  -------------
            OTHER ASSETS LESS
              LIABILITIES - (2.6)%                                   (2,729,289)
                                                                  -------------
            NET ASSETS - 100.0%                                   $ 104,489,386
                                                                  =============

(1) Private Placement Security. Security considered restricted (see Note 2 in Notes to Financial Statements).
(2) Pre-Refunded Security -- The maturity date shown is the pre-refunded date.
(3) Security purchased on a when-issued basis.
(4) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.
(5) Mandatory Put Security -- The mandatory put date is shown as the maturity date on the Schedule of Investments.
(6) Variable Rate Security -- Rate disclosed is as of October 31, 2005.
(7) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2005, the value of these securities amounted to $7,397,034, representing 7.1% of the net assets of the Fund.
(8) Rate shown is the 7-day yield as of October 31, 2005.
AMT -- Income from security may be subject to alternative minimum tax.
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
GO -- General Obligation
HUD -- Department of Housing and Urban Development
LLC -- Limited Liability Company
LOC -- Letter of Credit
NA -- National Association
RB -- Revenue Bond
SA -- Special Assessment
TA -- Tax Allocation
TAN -- Tax Anticipation Note
Guaranteed as to principal and interest by the organization identified below:
ACA -- American Capital Access
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Federal Guaranty Insurance Company
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance
PSF -- PSF Guaranty
SPA -- SPA Guaranty
RADIAN -- RADIAN Guaranty
USDA -- USDA Guaranty
XLCA -- XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            MUNICIPAL BONDS - 85.3%
            ARIZONA - 0.4%
    75,000  Maricopa County, Hospital RB, Intermediate
               Community- Sun City, ETM
               8.625%, 1/01/10                                           82,796
    89,000  Maricopa County, Hospital RB, St. Lukes Hospital
               Medical Center Project, ETM
               8.750%, 2/01/10                                           98,490
    80,000  Oro Valley, Oracle Road Improvement District GO
               5.000%, 1/01/07                                           81,228
   270,000  Pinal County, Industrial Development Authority,
               Correctional Facilities RB, Florence West
               Prison, Series A, ACA
               3.875%, 10/01/09                                         268,188
                                                                  -------------
                                                                        530,702
            ARKANSAS - 3.1%
   475,000  Fayetteville, Sales & Use Tax SA
               2.750%, 12/01/09                                         469,647
 1,000,000  Little Rock, Library Construction
               Improvement GO, Series A
               4.350%, 3/01/24                                          989,240
   200,000  Maumelle, Capital Improvement
               GO, Series A
               3.750%, 3/01/20                                          193,304
   260,000  Maumelle, Capital Improvement GO, Series B, MBIA
               3.600%, 9/01/20                                          256,435
   245,000  Rogers, Sales & Use Tax RB, Series A, FGIC
               4.125%, 9/01/23                                          245,397
 2,035,000  Springdale, Sales & Use Tax RB,MBIA
               4.000%, 7/01/16                                        2,033,148
                                                                  -------------
                                                                      4,187,171
            CALIFORNIA - 5.2%
   302,130  Cabazon Band Mission Indians RB (1)
               11.950%, 7/14/06                                         306,882
 5,090,000  Manteca, Financing Authority Sewer RB, Series B, MBIA
               5.000%, 12/01/33                                       5,131,941
   440,000  Placer County, Water Agency RB,Middle Fork Project
               3.750%, 7/01/12                                          438,777

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
    55,000  Sacramento County, Sanitation District RB, ETM
               5.000%, 12/01/08                                          55,986
    15,000  State Public Works Board RB,
               High Technology Facility Lease,
               University of California, San
               Diego Facility, Series A
               7.375%, 4/01/06                                           15,236
 1,000,000  Statewide Communities
               Development Authority RB,
               Daughters of Charity Health,Series F
               5.000%, 7/01/06                                        1,010,350
                                                                  -------------
                                                                      6,959,172
            COLORADO - 7.5%
 4,200,000  Arapahoe County, Multi-Family
               Housing Authority RB, Stratford
               Station Project, FNMA (6)
               2.710%, 11/01/17                                       4,200,000
   500,000  Central Colorado Water
               Conservancy District GO, Well
               Augmentation Sub-District
               3.875%, 3/01/07                                          496,875
    70,000  Denver City & County Multi-
               Family Housing RB, Buerger
               Brothers Project, Series A, AMT, FHA
               5.100%, 11/01/07                                          70,997
 3,000,000  Denver City & County Multi-Family Housing RB,
               Cottonwood Creek, Series A,
               FHLMC (1) (6)
               2.730%, 4/15/14                                        3,000,000
   135,000  Denver, West Metropolitan District GO
               3.300%, 12/01/06                                         134,745
            El Paso County, Academy Water
               & Sanitation District GO
   120,000     3.650%, 11/15/07                                         119,288
   115,000     3.250%, 11/15/06                                         114,430
            Milliken, Sales & Use Tax RB (4)
    50,000     2.948%, 12/01/05                                          49,856
    50,000     2.000%, 12/01/06                                          49,067
   525,000  State Educational & Cultural
               Facilities RB, Northwest Nazarene Project
               4.500%, 11/01/06                                         528,686
   680,000  State Health Facilities Authority
               RB, Longmont United Hospital Project, ACA
               2.150%, 12/01/05                                         679,211

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            MUNICIPAL BONDS - (CONTINUED)
            COLORADO - (CONTINUED)
   240,000  State Housing & Finance
               Authority RB, Single-Family
               Project, Series C-2, AMT
               8.400%, 10/01/21                                         257,083
   395,000  State Housing & Finance
               Authority RB, Single-Family
               Project, Series D2, AMT
               6.350%, 11/01/29                                         399,499
                                                                  -------------
                                                                     10,099,737
            CONNECTICUT - 0.6%
   750,000  Stamford, Multi-Family Housing
               RB, Fairfield Apartments Project,
               AMT, Mandatory Put (5)
               4.750%, 12/01/08                                         766,800
                                                                  -------------
            DELAWARE - 1.8%
 1,160,000  State Economic Development
               Authority RB, Water
               Development, Wilmington
               Suburban, Series B
               6.450%, 12/01/07                                       1,227,106
            State Health Facilities Authority
               RB, Beebe Medical Center
               Project, Series A
   560,000     5.000%, 6/01/06                                          565,231
   455,000     5.000%, 6/01/07                                          465,169
   190,000  State Housing Authority RB,
               Single-Family Mortgage,
               Series A-1, AMT, MBIA
               5.300%, 7/01/11                                          192,105
                                                                  -------------
                                                                      2,449,611
            DISTRICT OF COLUMBIA - 0.2%
   320,000  Housing Finance Agency RB,
               1330 7th Street Apartments,
               Series A, AMT, FHA
               3.000%, 12/01/09                                         312,691
                                                                  -------------
            FLORIDA - 1.8%
   115,000  Broward County, Water & Sewer
               Utilities Systems RB,
               Pre-Refunded @ 100 (2)
               6.875%, 9/01/06                                          118,290
    15,000   Dunedin, Health Facilities
               Authority RB, Mease Hospital, ETM
               7.600%, 10/01/08                                          16,030
   365,000  Jacksonville, Educational Facilities
               RB, Edward Water College
               Project, Mandatory Put, (LOC:
               Wachovia Bank) (5)
               3.600%, 10/01/06                                         363,923

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
   500,000  Jacksonville, Electric Authority
               RB, St. Johns River, Issue 2, Series 11
               5.375%, 10/01/15                                         500,810
    10,000  Jacksonville, Electric Authority
               RB, Third Installment, ETM
               6.800%, 7/01/12                                           11,056
 1,041,000  Marion County, Industrial
               Development Authority RB,
               Chambrel Project, FNMA (6)
               2.710%, 11/15/32                                       1,041,000
   335,000  State Board of Education Capital Outlay GO
               8.400%, 6/01/07                                          353,502
    40,000  State GO, ETM
               5.900%, 7/01/08                                           41,477
                                                                  -------------
                                                                      2,446,088
            GEORGIA - 0.5%
   205,000  Columbus, Water & Sewer RB, ETM
               8.000%, 5/01/06                                          210,053
   445,000  State Housing & Finance
               Authority RB, Single-Family
               Mortgage Program, Sub-Series D-3
               4.850%, 6/01/17                                          447,434
                                                                  -------------
                                                                        657,487
            IDAHO - 0.1%
    60,000  State Housing & Finance
               Association RB, Single-Family
               Mortgage Program,
               Sub-Series G-2, AMT
               5.750%, 1/01/14                                           61,259
    25,000  State Housing & Finance
               Association RB, Single-Family
               Mortgage Program,
               Sub-Series H-2, AMT, FHA
               5.850%, 1/01/14                                           25,193
                                                                  -------------
                                                                         86,452
            ILLINOIS - 10.0%
   135,000  Bedford Park, Tax Increment TA,
               71st & Cicero Project
               7.000%, 1/01/06                                          135,776
    55,000  Chicago, Single-Family Mortgage
               RB, Series B, AMT, GNMA, FNMA, FHLMC
               6.950%, 9/01/28                                           55,516
    65,000  Chicago, Transportation Authority
               RB, Capital Grant, Series A, AMBAC
               4.250%, 6/01/08                                           65,359

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            MUNICIPAL BONDS - (CONTINUED)
            ILLINOIS - (CONTINUED)
    65,000  Dupage County, Water & Sewer
              RB, ETM, MBIA
              10.500%, 1/01/07                                           68,099
 2,500,000  Oak Park, Industrial Development
              RB, Oak Park Il, Prairie Court,
              Mandatory Put (5)
              5.500%, 12/01/06                                        2,560,200
   180,000  Pekin, Single-Family Mortgage
              RB, ETM
              7.400%, 12/01/08                                          191,965
   110,000  Peoria, New Public Housing RB
              4.875%, 10/01/06                                          111,735
 8,000,000  Pingree Grove, Special Services
              Area, Cambridge Lakes Project,
              Series 05-1
              5.250%, 3/01/15                                         8,016,960
   875,000  State Health Facilities Authority
              RB, Hinsdale, Series A, ETM,
              AMBAC
              7.000%, 11/15/19                                          943,801
 1,165,000  State Health Facilities Authority
              RB, Lutheran, Series C, FSA
              7.000%, 4/01/08                                         1,219,359
                                                                  -------------
                                                                     13,368,770
            INDIANA - 0.5%
   100,000  Lawrence, Multi-Family Housing
              RB, Pinnacle Apartments
              Project, AMT, FNMA,
              Mandatory Put (5)
              5.150%, 1/01/08                                           102,238
   150,000  State Health Facilities Financing
              Authority, Hospital RB, Sisters
              of St. Francis Health,
              Series A, MBIA
              5.000%, 11/01/09                                          156,900
   350,000  State Housing Finance Authority
              RB, Single-Family Mortgage,
              Series A-3, AMT,
              GNMA, FNMA
              5.375%, 1/01/23                                           357,427
                                                                  -------------
                                                                        616,565
            IOWA - 0.1%
   125,000  Polk County, Hospital Facility
              RB, ETM
              7.750%, 7/01/06                                            128,831
    35,000  Sioux City, Hospital RB,
              St. Lukes Medical Center
              Project, ETM
              6.375%, 9/01/06                                            35,950
                                                                  -------------
                                                                        164,781

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            KANSAS - 3.6%
 2,510,000  Sedgwick & Shawnee Counties,
              Single-Family Mortgage RB,
              Series A, AMT, GNMA,
              FNMA (3)
              5.600%, 6/01/27                                         2,600,486
   154,000  Wichita, Hospital RB, ETM
              6.750%, 10/01/07                                          160,446
 1,025,000  Wyandotte County/Kansas City,
              Sales Tax RB, 1st Lien, Area B,
              (LOC: Citibank NA)
              3.750%, 12/01/12                                        1,018,676
 1,000,000  Wyandotte County/Kansas City,
              Sales Tax RB, 1st Lien, Area C,
              (LOC: Citibank NA)
              3.850%, 12/01/13                                        1,000,350
                                                                  -------------
                                                                      4,779,958
            KENTUCKY - 1.2%
 1,320,000  State Area Development Districts
              Financing GO, Henderson,
              Series G1
              5.750%, 12/01/20                                        1,385,380
    80,000  State Turnpike Authority RB,
              ETM (6)
              6.625%, 7/01/08                                            84,060
   105,000  State Turnpike Authority Toll
              Road RB, ETM
              6.125%, 7/01/08                                           109,265
                                                                  -------------
                                                                      1,578,705
            LOUISIANA - 0.3%
   210,000  Calcasieu Parish, Public
              Transportation Authority RB,
              Single-Family Mortgage,
              Series A, AMT, GNMA, FNMA
              5.850%, 10/01/32                                          215,006
    75,000  Jefferson Parish, Hospital Service
              District No. 1 RB, ETM
              7.250%, 1/01/09                                            79,536
    75,000  Monroe-West Monroe, Single-
              Family Mortgage RB, ETM
              7.200%, 8/01/10                                            81,439
    40,000  State Public Facilities Authority
              Hospital RB, Pendleton
              Memorial Methodist Hospital,
              ETM
              5.000%, 6/01/08                                            41,302
                                                                  -------------
                                                                        417,283
            MARYLAND - 0.9%
 1,115,000  State Health & Higher Education
              RB, Howard County General
              Hospital, ETM
              5.500%, 7/01/13                                         1,158,485
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            MUNICIPAL BONDS - (CONTINUED)
            MASSACHUSETTS - 1.0%
 1,200,000  State Health & Educational
              Facilities Authority RB,
              Daughters of Charity-
              Carney, Series D,
              Pre-Refunded @ 100 (2)
              6.100%, 7/01/06                                         1,215,144
   125,000  State Health & Educational
              Facilities Authority RB, MBIA
              5.000%, 7/01/13                                           126,409
                                                                  -------------
                                                                      1,341,553
            MICHIGAN - 3.5%
   700,000  Detroit/Wayne County, Stadium
              Authority RB, FGIC
              5.250%, 2/01/09                                           730,450
 1,000,000  Eaton County GO, Carrier Creek
              Drain No. 326
              2.750%, 12/01/06                                          999,970
   750,000  Grand Valley, State University
              RB, AMBAC
              5.150%, 10/01/09                                          771,675
   960,000  Kalamazoo, Hospital Finance
              Authority RB, Borgess Medical
              Center, Series A, AMBAC, ETM
              5.500%, 6/01/08                                           991,152
   350,000  Kalamazoo, Hospital Finance
              Authority RB, Bronson
              Methodist, MBIA
              5.500%, 5/15/08                                           361,158
   800,000  State Hospital Finance Authority
              RB, Bay Medical Center,
              Series A, FSA
              5.125%, 7/01/09                                           827,720
    65,000  State Strategic Funding RB, Solid
              Waste Disposal, Waste
              Management Project, AMT,
              Mandatory Put (5)
              4.200%, 12/01/05                                           65,029
                                                                  -------------
                                                                      4,747,154
            MINNESOTA - 0.3%
   370,000  Alexandria, Industrial
              Development RB, Seluemed
              Limited LLP Project, AMT,
              (LOC: First Trust NA)
              5.300%, 3/01/10                                           370,925
    80,000  St. Paul, Housing &
              Redevelopment Authority TA,
              Downtown & 7th Place Project,
              AMBAC, ETM
              5.300%, 9/01/06                                            80,922
                                                                  -------------
                                                                        451,847

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------

            MISSISSIPPI - 2.9%
 1,235,000  Mississippi Business Finance RB,
              TT&W Farm Products Project,
              AMT, (LOC: National Bank)
              6.900%, 7/01/10                                         1,252,352
   260,000  Mississippi Development Bank
              RB, Special Obligation, Three
              Rivers Solid Waste Project
              4.650%, 7/01/06                                           260,832
 2,365,000  Mississippi Home Corporation
              RB, Single-Family Mortgage,
              Series A, AMT, FNMA,
              GNMA, USDA
              3.150%, 6/01/20                                         2,325,859
                                                                  -------------
                                                                      3,839,043
            MISSOURI - 5.7%
 1,120,000  Boone County, Industrial
              Development Authority RB,
              Otscon Project, AMT,
              Mandatory Put, (LOC: Boone
              County National Bank) (5)
              4.750%, 5/01/05                                         1,112,350
 4,250,000  Kansas City, Industrial
              Development Authority RB,
              Coach House North Apartments,
              FHLMC (6)
              2.710%, 11/01/30                                        4,250,000
            Pacific, Industrial Development
              Authority RB, Clayton Project,
              AMT, (LOC: Commerce
              Bank NA)
   720,000    6.450%, 5/01/17                                           732,082
   720,000    6.200%, 5/01/12                                           732,060
   100,000  St. Charles County, Industrial
              Development Authority RB,
              Garden View Care Center
              Project, AMT, (LOC: U.S.
              Bank NA)
              5.400%, 11/15/16                                          102,032
   500,000  St. Louis, Industrial Development
              Authority RB, Multi-Family
              Housing, Blumeyer General
              Apartments Project, AMT,
              Mandatory Put, (GA: AIG
              Retirement Services) (5)
              3.125%, 8/20/06                                           495,305
   200,000  St. Louis, Industrial Development
              Authority RB, Multi-Family
              Housing, Vaughn Elderly
              Apartments Project, AMT,
              Mandatory Put, (GA: Sun
              America AIG) (5)
              4.000%, 12/20/06                                          199,488

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                             VALUE $
----------                                                        --------------
            MUNICIPAL BONDS - (CONTINUED)
            MISSOURI - (CONTINUED)
    60,000  State Housing Development
              Community RB, Multi-Family
              Housing Project, Primm Place,
              Series A, AMT, (LOC: Bank
              of America)
              5.600%, 12/01/07                                            61,088
                                                                  --------------
                                                                       7,684,405
            NEBRASKA - 0.1%
   100,000  Madison County, Hospital
              Authority RB, Faith Regional
              Healthcare Services Project,
              RADIAN
              4.850%, 7/01/09                                            103,616
                                                                  --------------
            NEVADA - 0.7%
   530,000  Carson City, Hospital RB, Tahoe
              Hospital Project, Series A,
              RADIAN
              2.300%, 9/01/07                                            514,328
   350,000  Henderson, Local Improvement
              Districts SA, Lake Las Vegas,
              Sub-Series B-2
              3.900%, 8/01/07                                            346,885
    70,000  Las Vegas, Downtown
              Redevelopment Agency RB,
              Series A, BIG, ETM
              7.100%, 6/01/06                                             71,653
    35,000  State Municipal Bond GO,
              Project No. 28-31-C, ETM
              7.200%, 1/01/09                                             35,057
                                                                  --------------
                                                                         967,923
            NEW JERSEY - 10.2%
 3,895,000  Atlantic City, Municipal Utilities
              Authority RB, Sub-Water
              Systems (1)
              5.000%, 1/01/08                                          3,980,534
 1,500,000  Bergen County, Utilities
              Authority RB, Project Notes
              3.000%, 12/15/06                                         1,495,575
 2,025,000  Bloomfield, Parking
              Authority Notes
              4.500%, 5/18/06                                          2,023,805
    20,000  Hudson County GO
              5.125%, 8/01/08                                             20,612
   100,000  Passaic County, Utilities Authority
              RB, Solid Waste Systems Project
              4.200%, 3/01/06                                            100,289
   125,000  State Health Care Facilities
              Financing Authority RB,
              Allegany Health, Our Lady of
              Lourdes, ETM, MBIA
              5.000%, 7/01/08                                            126,261

 PRINCIPAL
 AMOUNT $                                                             VALUE $
----------                                                        --------------
 6,000,000  West New York/New Jersey GO
              4.500%, 4/20/06                                          5,996,700
                                                                  --------------
                                                                      13,743,776
            NEW YORK - 1.3%
   145,000  New York City, Housing
              Development Corporation RB,
              Multi-Family Housing,
              Series E-1, AMT
              2.750%, 11/01/07                                           143,488
   100,000  New York City, New Public
              Housing Authority RB
              3.875%, 1/01/06                                            100,167
            Saratoga County, Industrial
              Development Agency RB,
              Saratoga Hospital Project,
              Series A
   445,000    5.000%, 12/01/07                                           455,649
   250,000    3.000%, 12/01/05                                           249,855
   720,000  State Dormatory Authority RB,
              Mental Health Project, Series B,
              Partially Pre-Refunded @ 102 (2)
              5.700%, 2/15/07                                            753,811
    10,000  State Housing Finance Agency
              RB, University Construction,
              Series A, ETM
              7.900%, 11/01/06                                            10,242
                                                                  --------------
                                                                       1,713,212
            NORTH CAROLINA - 0.3%
   100,000  Pasquotank County, Public
              Schools Project COP, MBIA
              5.000%, 6/01/15                                            102,851
    80,000  State Medical Care Community
              Hospital RB, Memorial Mission
              Hospital Project, ETM
              7.625%, 10/01/08                                            85,922
   150,000  State Medical Care Community
              RB, North Carolina Housing
              Foundation Project, ACA
              6.000%, 8/15/10                                            157,422
   125,000  State Medical Care Community
              RB, St. Joseph Hospital Project,
              AMBAC, ETM
              5.000%, 10/01/08                                           126,721
                                                                  --------------
                                                                         472,916
            NORTH DAKOTA - 0.2%
   290,000  State Housing Finance Agency
              RB, Home Mortgage Program,
              Series A, AMT
              5.200%, 7/01/19                                            291,343
                                                                  --------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                             VALUE $
----------                                                        --------------
            MUNICIPAL BONDS - (CONTINUED)
            OHIO - 0.4%
   100,000  Cuyahoga County, Deaconess
              Hospital Project RB, ETM
              6.750%, 11/01/09                                           105,779
   230,000  Franklin County, First Mortgage
              RB, OCLC Project, ETM
              7.500%, 6/01/09                                            244,644
   155,000  Montgomery County, Hospital
              RB, Kettering Medical Center
              Project, ETM
              6.875%, 4/01/06                                            157,533
                                                                  --------------
                                                                         507,956
            OKLAHOMA - 0.0%
    45,000  Oklahoma City, New Public
              Housing Authority RB
              5.125%, 12/01/05                                            45,086
                                                                  --------------
            OREGON - 1.9%
   250,000  Cow Creek Band RB, Umpqua
              Tribe of Indians, Series B,
              AMBAC
              5.100%, 7/01/12                                            252,903
   710,000  State Housing & Community
              Services Department RB, Single-
              Family Mortgage Program,
              Series F, AMT, MBIA
              5.650%, 7/01/28                                            728,744
 1,500,000  State Housing & Community
              Services Department RB, Single-
              Family Mortgage Program,
              Series J, AMT, FNMA
              5.750%, 7/01/29                                          1,533,615
                                                                  --------------
                                                                       2,515,262
            PENNSYLVANIA - 5.7%
    10,000  Berks County GO, Second Series,
              MBIA
              3.100%, 11/15/08                                             9,920
 1,000,000  Chester County, Health &
              Education Facilities Authority
              RB, Chester County Hospital,
              MBIA
              5.625%, 7/01/08                                          1,025,020
    20,000  Delaware County, Industrial
              Development Authority RB,
              Martins Run Project
              6.000%, 12/15/06                                            19,994
   205,000  Lakeland, School District
              GO, ETM
              8.875%, 8/15/10                                            234,204

 PRINCIPAL
 AMOUNT $                                                             VALUE $
----------                                                        --------------
   220,000  Leesport, Borough Authority
              Sewer RB,
              Pre-Refunded @ 100 (2)
              5.250%, 11/15/06                                           222,640
 2,000,000  Montgomery County, Industrial
              Development Authority RB,
              Adult Communities Total
              Services, Series B
              5.750%, 11/15/17                                         2,076,660
 2,000,000  Philadelphia, Authority for
              Industrial Development RB,
              PGH Development Corporation
              5.500%, 7/01/10                                          2,055,600
   110,000  Philadelphia, Hospitals Authority
              RB, Thomas Jefferson
              University Hospital, ETM
              7.000%, 7/01/08                                            116,064
    10,000  Pittsburgh GO, Series C, ETM
              7.000%, 3/01/07                                             10,402
   210,000  Pittsburgh, Urban Redevelopment
              Authority TA, Series B,
              (LOC: PNC Bank)
              5.750%, 3/15/06                                            211,964
 1,605,000  State Higher Educational
              Facilities Authority RB,
              Saint Francis Independent
              Colleges-Universities
              5.000%, 11/01/11                                         1,608,290
                                                                  --------------
                                                                       7,590,758
            RHODE ISLAND - 1.2%
 1,345,000  State Housing & Mortgage
              Financing RB, Rental Housing
              Project, Series A, HUD
              Section 8
              5.650%, 10/01/07                                         1,363,440
    45,000  State Turnpike & Bridge
              Authority RB, Series A, ETM
              4.500%, 2/01/06                                             45,182
   166,000  Warwick GO, Series A, MBIA
              6.600%, 11/15/06                                           166,497
                                                                  --------------
                                                                       1,575,119
            SOUTH DAKOTA - 0.7%
   820,000  State Health & Educational
              Facilities RB, Rapid City
              Regional Hospital, MBIA
              5.000%, 9/01/06                                            831,939
   120,000  State Lease Revenue Trust COP,
              Series B, FSA
              6.500%, 9/01/08                                            125,892
                                                                  --------------
                                                                         957,831

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
            MUNICIPAL BONDS - (CONTINUED)
            TENNESSEE - 0.2%
   330,000  State Housing Development
               Agency RB, Homeownership
               Program, Series 1 D
               4.700%, 7/01/15                                          330,772
                                                                  -------------
            TEXAS - 4.6%
   115,000  Dallas County GO, Series B
               5.300%, 8/15/07                                          117,874
   550,000  Galveston County, Single-Family
               Housing Mortgage RB,
               Mortgaged-Backed Securities
               Project, Series A, AMT,
               GNMA, FNMA
               6.200%, 12/01/32                                         567,298
 2,885,000  Retama, Development Special
               Facilities RB, Retama
               Racetrack, ETM
               8.750%, 12/15/10                                       3,485,830
 1,640,000  State Department of Housing &
               Community Affairs RB, High
               Point III Project, Series A,
               FNMA (6)
               2.710%, 2/01/23                                        1,640,000
   340,000  Valley Community Hospital
               RB, ETM
               7.500%, 4/01/09                                          364,041
                                                                  -------------
                                                                      6,175,043
            VIRGINIA - 1.4%
   255,000  Louisa, Industrial Development
               Authority RB, Pollution Control
               5.250%, 12/01/08                                         262,257
   110,000  Petersburg GO, FGIC
               4.950%, 3/01/07                                          110,678
 1,500,000  Poplar Hill, Community
               Development Authority, COP,
               Series A, USDA
               5.500%, 9/01/34                                        1,455,090
                                                                  -------------
                                                                      1,828,025
            WEST VIRGINIA - 0.1%
    80,000  Cabell, Putnam, & Wayne
               Counties, Single-Family
               Residential Mortgage RB,
               ETM, FGIC
               7.375%, 4/01/10                                           85,818
                                                                  -------------
            WISCONSIN - 4.1%
 1,000,000  Fond Du Lac, Water Works
               RB, BAN
               4.000%, 3/01/10                                        1,004,540

 PRINCIPAL
 AMOUNT $                                                            VALUE $
----------                                                        -------------
   300,000  Melrose-Mindoro School
               District GO, FSA,
               Pre-Refunded @ 100 (2)
               4.500%, 3/01/06                                          301,536
   350,000  Oconomowoc, Industrial
               Development RB, Cl&D
               Graphics Project, AMT,
               (LOC: Marshall & Ilslay)
               5.650%, 9/15/07                                          357,864
   900,000  Oshkosh, Industrial Development
               Authority RB, Don Evans
               Project, AMT, Mandatory Put,
               (LOC: Marshall & Ilslay) (5)
               5.500%, 12/01/11                                         924,696
 1,500,000  State Health & Educational
               Facilities RB, Aurora Health
               Care, MBIA
               5.000%, 8/15/09                                        1,565,025
 1,360,000  State Housing & Economic
               Development Authority RB,
               AMT, Series E
               5.800%, 9/01/17                                        1,408,389
                                                                  -------------
                                                                      5,562,050
            WYOMING - 1.0%
 1,400,000  Community Development RB,
               Multi-Family Housing Authority,
               Aspen Court Apartments
               Project, Series A, AMT,
               Pre-Refunded @ 100, (LOC:
               Bank One Arizona NA) (2)
               4.750%, 12/01/05                                       1,401,596
                                                                  -------------
            TOTAL MUNICIPAL
               BONDS
               (Cost $114,999,966)                                  114,512,562
                                                                  -------------
            CORPORATE
            OBLIGATIONS - 5.1%
 2,277,396  IIS/Syska Holdings Energy (7)
               3.900%, 8/15/08                                        2,189,261
   250,000  Kidspeace National Centers
               of Georgia, USDA (1) (6)
               4.500%, 12/01/28                                         247,855
 4,409,722  USDA Airtanker (7)
               8.000%, 2/01/08                                        4,381,500
                                                                  -------------
            TOTAL CORPORATE
               OBLIGATIONS
               (Cost $6,931,561)                                      6,818,616
                                                                  -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2005

  SHARES                                                             VALUE $
----------                                                        -------------
            SHORT-TERM
            INVESTMENTS - 7.1%
 6,599,115  BlackRock Institutional Muni
               Fund Portfolio, 2.44% (8)                              6,599,115
 2,953,216  SEI Tax Exempt Trust
               Institutional Tax Free Portfolio,
               Class A, 2.41% (8)                                     2,953,216
                                                                  -------------
            TOTAL SHORT-TERM
               INVESTMENTS
               (Cost $9,552,331)                                      9,552,331
                                                                  -------------
            TOTAL
               INVESTMENTS - 97.5%
               (Cost $131,483,858)                                  130,883,509
                                                                  -------------
            OTHER ASSETS LESS
               LIABILITIES - 2.5%                                     3,290,480
                                                                  -------------
            NET ASSETS - 100.0%                                   $ 134,173,989
                                                                  =============

(1) Private Placement Security. Security considered restricted (see Note 2 in Notes to Financial Statements).
(2) Pre-Refunded Security -- The maturity date shown is the pre-refunded date.
(3) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2005.
(4) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.
(5) Mandatory Put Security -- The mandatory put date is shown as the maturity date on the Schedule of Investments.
(6) Variable Rate Security -- Rate disclosed is as of October 31, 2005.
(7) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2005, the value of these securities amounted to $6,570,761, representing 4.9% of the net assets of the Fund.
(8) Rate shown is the 7-day yield as of October 31, 2005.
AMT -- Income from security may be subject to alternative minimum tax.
BAN -- Bond Anticipation Note
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GA -- Guaranteed Agreement
GNMA -- Government National Mortgage Association
GO -- General Obligation
HUD -- Department of Housing and Urban Development
LLP -- Limited Liability Partnership
LOC -- Letter of Credit
NA -- National Association
RB -- Revenue Bond
SA -- Special Assessment
TA -- Tax Allocation
Guaranteed as to principal and interest by the organization identified below:
ACA -- American Capital Access
AMBAC -- American Municipal Bond Assurance Corporation
BIG -- BIG Guaranty
FGIC -- Federal Guaranty Insurance Company
FHA -- Federal Housing Administration
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance
RADIAN -- RADIAN Guaranty
USDA -- USDA Guaranty

The accompanying notes are an integral part of the financial statements.

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

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2005

                                                                  NORTH AMERICAN     U.S. LARGE           U.S.
                                                                      EQUITY         CAP EQUITY      OPPORTUNITIES
                                                                       FUND             FUND             FUND
                                                                  ---------------   -------------   ---------------
ASSETS
   Investments in securities, at value - Note 2 ...............   $ 1,295,553,120   $   7,910,432   $   143,679,612
   Cash .......................................................                --             188                --
   Receivable for Fund shares sold ............................         3,404,798              --           567,714
   Initial margin for futures contracts .......................         3,341,899              --                --
   Variation margin receivable ................................           559,879              --                --
   Dividends and tax reclaims receivable ......................         1,126,609           3,956            30,856
   Interest receivable ........................................            71,089             223            33,789
   Receivable for securities sold .............................                --          44,263         2,823,535
   Unrealized appreciation on foreign currency contracts ......                --              --                --
   Prepaid expenses ...........................................            38,128          10,359            29,992
   Deferred offering costs - Note 2 ...........................                --              --                --
   Due from Investment Advisor - Note 3 .......................                --          10,018                --
                                                                  ---------------   -------------   ---------------
         TOTAL ASSETS .........................................     1,304,095,522       7,979,439       147,165,498

LIABILITIES
   Due to custodian ...........................................           261,264              --                --
   Income distributions payable ...............................                --              --                --
   Payable for securities purchased ...........................                --          47,664         6,475,794
   Payable for Fund shares redeemed ...........................                --          12,596            48,222
   Investment advisory fees payable - Note 3 ..................           255,173              --            55,599
   Administrative fees payable - Note 3 .......................                --              --            29,441
   Sub-administration fees payable - Note 3 ...................            11,898             770            13,543
   Distribution fees payable - Note 3 .........................                --              --                --
   Trustees' fees payable - Note 5 ............................             8,673           1,007             2,181
   Accrued expenses and other liabilities .....................           282,932          44,768            74,093
                                                                  ---------------   -------------   ---------------
         TOTAL LIABILITIES ....................................           819,940         106,805         6,698,873
                                                                  ---------------   -------------   ---------------
      NET ASSETS ..............................................   $ 1,303,275,582   $   7,872,634   $   140,466,625
                                                                  ===============   =============   ===============
NET ASSETS
   Capital paid-in ............................................   $ 1,218,758,822   $  12,812,880   $   121,179,311
   Undistributed (distributions in excess of)
     net investment income ....................................         7,556,968              --                --
   Accumulated net realized gain (loss) on investments
     and futures ..............................................        18,557,241      (5,821,011)        5,232,842
   Net unrealized appreciation (depreciation) on investments ..        57,954,890         880,765        14,054,472
   Net unrealized appreciation (depreciation) on futures ......           449,156              --                --
   Net unrealized appreciation (depreciation) on foreign
     currency translations ....................................            (1,495)             --                --
                                                                  ---------------   -------------   ---------------
      NET ASSETS ..............................................   $ 1,303,275,582   $   7,872,634   $   140,466,625
                                                                  ===============   =============   ===============
Investor Shares:
   Net assets .................................................   $ 1,303,275,582   $   7,872,634   $   140,466,625
   Total shares outstanding at end of period ..................       116,864,808       1,949,614         7,145,390
   Net asset value, offering and redemption price per share
     (net assets / shares outstanding) ........................   $         11.15   $        4.04   $         19.66

Advisor Shares:
   Net assets .................................................   $            --   $          --   $            --
   Total shares outstanding at end of period ..................                --              --                --
   Net asset value, offering and redemption price per share
     (net assets / shares outstanding) ........................   $            --   $          --   $            --

Cost of securities ............................................   $ 1,237,598,230   $   7,029,667   $   129,625,140

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    ENHANCED        U.S. CORE
                                                                  INTERNATIONAL      INCOME       FIXED INCOME
                                                                      FUND            FUND            FUND
                                                                  -------------   -------------   -------------
ASSETS
   Investments in securities, at value - Note 2 ...............   $   6,531,950   $ 102,788,268   $  10,831,802
   Cash .......................................................              --             259              --
   Receivable for Fund shares sold ............................              --              --              --
   Initial margin for futures contracts .......................              --          18,710              --
   Variation margin receivable ................................              --          10,016              --
   Dividends and tax reclaims receivable ......................          18,288              --              --
   Interest receivable ........................................             635         171,260          63,618
   Receivable for securities sold .............................         104,992              --         180,240
   Unrealized appreciation on foreign currency contracts ......             384              --              --
   Prepaid expenses ...........................................          11,480          27,692          23,249
   Deferred offering costs - Note 2 ...........................              --          13,078           8,913
   Due from Investment Advisor - Note 3 .......................          13,519          26,139          28,318
                                                                  -------------   -------------   -------------
         TOTAL ASSETS .........................................       6,681,248     103,055,422      11,136,140

LIABILITIES
   Due to custodian ...........................................              --              --              --
   Income distributions payable ...............................              --              --              --
   Payable for securities purchased ...........................          86,896         821,388         925,125
   Payable for Fund shares redeemed ...........................              --              10              --
   Investment advisory fees payable - Note 3 ..................              --              --              --
   Administrative fees payable - Note 3 .......................           1,218           9,962             994
   Sub-administration fees payable - Note 3 ...................             622              --              --
   Distribution fees payable - Note 3 .........................              --             217             215
   Trustees' fees payable - Note 5 ............................             995           1,842           1,027
   Accrued expenses and other liabilities .....................          46,745          86,588          57,992
                                                                  -------------   -------------   -------------
         TOTAL LIABILITIES ....................................         136,476         920,007         985,353
                                                                  -------------   -------------   -------------
      NET ASSETS ..............................................   $   6,544,772   $ 102,135,415   $  10,150,787
                                                                  =============   =============   =============
NET ASSETS
   Capital paid-in ............................................   $  18,393,585   $ 102,555,459   $  10,304,071
   Undistributed (distributions in excess of)
     net investment income ....................................         111,961             (10)             --
   Accumulated net realized gain (loss) on investments
     and futures ..............................................     (12,513,578)         32,717          20,776
   Net unrealized appreciation (depreciation) on investments ..         552,129        (411,097)       (174,060)
   Net unrealized appreciation (depreciation) on futures ......              --         (41,654)             --
   Net unrealized appreciation (depreciation) on foreign
     currency translations ....................................             675              --              --
                                                                  -------------   -------------   -------------
      NET ASSETS ..............................................   $   6,544,772   $ 102,135,415   $  10,150,787
                                                                  =============   =============   =============
Investor Shares:
   Net assets .................................................   $   6,544,772   $ 101,106,592   $   9,137,603
   Total shares outstanding at end of period ..................         783,810      10,156,314         927,508
   Net asset value, offering and redemption price per share
     (net assets / shares outstanding) ........................   $        8.35   $        9.96   $        9.85

Advisor Shares:
   Net assets .................................................   $          --   $   1,028,823   $   1,013,184
   Total shares outstanding at end of period ..................              --         103,340         102,843
   Net asset value, offering and redemption price per share
     (net assets / shares outstanding) ........................   $          --   $        9.96   $        9.85

Cost of securities ............................................   $   5,979,821   $ 103,199,365   $  11,005,862

                                                                                   SHORT-TERM
                                                                    MUNICIPAL       MUNICIPAL
                                                                      BOND            BOND
                                                                      FUND            FUND
                                                                  -------------   -------------
ASSETS
   Investments in securities, at value - Note 2 ...............   $ 107,218,675   $ 130,883,509
   Cash .......................................................              --              --
   Receivable for Fund shares sold ............................         350,443         428,861
   Initial margin for futures contracts .......................              --              --
   Variation margin receivable ................................              --              --
   Dividends and tax reclaims receivable ......................              --              --
   Interest receivable ........................................       1,545,628       1,775,521
   Receivable for securities sold .............................         185,922       1,376,119
   Unrealized appreciation on foreign currency contracts ......              --              --
   Prepaid expenses ...........................................          33,493          35,004
   Deferred offering costs - Note 2 ...........................              --              --
   Due from Investment Advisor - Note 3 .......................             956              --
                                                                  -------------   -------------
         TOTAL ASSETS .........................................     109,335,117     134,499,014

LIABILITIES
   Due to custodian ...........................................              --              --
   Income distributions payable ...............................           8,926          13,439
   Payable for securities purchased ...........................       4,586,038              --
   Payable for Fund shares redeemed ...........................         153,460         203,578
   Investment advisory fees payable - Note 3 ..................              --           6,640
   Administrative fees payable - Note 3 .......................          10,211          13,074
   Sub-administration fees payable - Note 3 ...................              --              --
   Distribution fees payable - Note 3 .........................           1,570             561
   Trustees' fees payable - Note 5 ............................           1,863           2,125
   Accrued expenses and other liabilities .....................          83,663          85,608
                                                                  -------------   -------------
         TOTAL LIABILITIES ....................................       4,845,731         325,025
                                                                  -------------   -------------
      NET ASSETS ..............................................   $ 104,489,386   $ 134,173,989
                                                                  =============   =============
NET ASSETS
   Capital paid-in ............................................   $ 105,578,109   $ 135,073,722
   Undistributed (distributions in excess of)
     net investment income ....................................          53,717          32,692
   Accumulated net realized gain (loss) on investments
     and futures ..............................................        (440,560)       (332,076)
   Net unrealized appreciation (depreciation) on investments ..        (701,880)       (600,349)
   Net unrealized appreciation (depreciation) on futures ......              --              --
   Net unrealized appreciation (depreciation) on foreign
     currency translations ....................................              --              --
                                                                  -------------   -------------
      NET ASSETS ..............................................   $ 104,489,386   $ 134,173,989
                                                                  =============   =============
Investor Shares:
   Net assets .................................................   $  96,113,870   $ 131,061,518
   Total shares outstanding at end of period ..................       9,637,042      13,211,531
   Net asset value, offering and redemption price per share
     (net assets / shares outstanding) ........................   $        9.97   $        9.92

Advisor Shares:
   Net assets .................................................   $   8,375,516   $   3,112,471
   Total shares outstanding at end of period ..................         839,969         313,849
   Net asset value, offering and redemption price per share
     (net assets / shares outstanding) ........................   $        9.97   $        9.92

Cost of securities ............................................   $ 107,920,555   $ 131,483,858

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                                       67

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR OR PERIOD ENDED OCTOBER 31, 2005 (UNLESS OTHERWISE INDICATED)

                                                                           NORTH AMERICAN EQUITY FUND          U.S. LARGE
                                                                       ---------------------------------       CAP EQUITY
                                                                           2005*              2005**              FUND
                                                                       --------------     --------------     --------------
INVESTMENT INCOME
   Dividend income .................................................   $    9,309,217     $   17,947,157     $      180,694
   Interest income .................................................          424,701            700,506                 67
   Foreign taxes withheld ..........................................          (91,467)          (110,669)                --
                                                                       --------------     --------------     --------------
     TOTAL INCOME ..................................................        9,642,451         18,536,994            180,761

EXPENSES
   Investment Advisory fees - Note 3 ...............................        1,385,283          2,187,815             63,798
   Sub-administration fees - Note 3 ................................           67,115            104,780             11,323
   Administrative fees - Note 3 ....................................               --                 --                 --
   Distribution fees - Note 3 ......................................               --                 --                 --
   Legal fees ......................................................           93,012            112,289             26,302
   Audit fees ......................................................           84,936             41,300             13,327
   Custodian fees ..................................................           78,722            124,597              3,534
   Insurance .......................................................           77,881            120,160             21,586
   Registration fees ...............................................           46,587              3,732             17,016
   Transfer agent fees .............................................           44,877             64,920             56,119
   Printing expenses ...............................................           27,205              9,003              8,045
   Trustees' fees - Note 5 .........................................           19,806             48,009             12,189
   Amortization of deferred offering costs .........................               --              8,092                 --
   Other ...........................................................            2,079             29,002              6,596
                                                                       --------------     --------------     --------------
     TOTAL EXPENSES ................................................        1,927,503          2,853,699            239,835
   Expenses waived by Investment Advisor - Note 3 ..................               --                 --            (63,798)
   Reimbursement from Investment Advisor - Note 3 ..................               --                 --             (5,889)
                                                                       --------------     --------------     --------------
     NET EXPENSES ..................................................        1,927,503          2,853,699            170,148
                                                                       --------------     --------------     --------------
     NET INVESTMENT INCOME (LOSS) ..................................        7,714,948         15,683,295             10,613
                                                                       --------------     --------------     --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FUTURES AND FOREIGN
   CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold ....................       19,801,787+        55,969,376+           766,154
   Net realized gain on futures ....................................          180,993          2,707,871                 --
   Net realized gain (loss) on foreign currency transactions .......         (138,309)            87,661                 --
                                                                       --------------     --------------     --------------
        Net realized gain (loss) on investments, futures and foreign
          currency transactions ....................................       19,844,471         58,764,908            766,154
                                                                       --------------     --------------     --------------
   Change in unrealized appreciation (depreciation) on
     investments ...................................................       31,022,101        (12,995,274)           (69,632)
   Change in unrealized appreciation (depreciation) on futures .....        1,644,463           (928,353)                --
   Change in unrealized appreciation (depreciation) on foreign
     currency translations .........................................          (10,855)             9,478                 --
                                                                       --------------     --------------     --------------
        Net change in unrealized appreciation (depreciation) on
          investments, futures and foreign currency translations ...       32,655,709        (13,914,149)           (69,632)
                                                                       --------------     --------------     --------------
        NET REALIZED AND UNREALIZED GAIN (LOSS) ....................       52,500,180         44,850,759            696,522
                                                                       --------------     --------------     --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $   60,215,128     $   60,534,054     $      707,135
                                                                       ==============     ==============     ==============

  * For the six months ended October 31, 2005. Effective May 1, 2005, the Fund's fiscal year end changed from April 30 to October 31.
 ** For the year ended April 30, 2005.
*** Fund commenced investment activities on December 31, 2004.
  + Includes realized gains from in-kind transactions (see Note 6 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              U.S.                              ENHANCED
                                                                          OPPORTUNITIES    INTERNATIONAL         INCOME
                                                                              FUND              FUND             FUND***
                                                                         --------------    --------------    --------------
INVESTMENT INCOME
   Dividend income ...................................................   $      892,060    $      199,032    $           --
   Interest income ...................................................          111,504             1,520         2,550,989
   Foreign taxes withheld ............................................           (5,878)          (18,844)               --
                                                                         --------------    --------------    --------------
     TOTAL INCOME ....................................................          997,686           181,708         2,550,989

EXPENSES
   Investment Advisory fees - Note 3 .................................          573,563            29,318           183,114
   Sub-administration fees - Note 3 ..................................          153,850             7,740                --
   Administrative fees - Note 3 ......................................          297,148            13,193            87,709
   Distribution fees - Note 3 ........................................               --                --             2,131
   Legal fees ........................................................           48,769            26,232            61,972
   Audit fees ........................................................           21,058            13,353            18,872
   Custodian fees ....................................................           30,493            16,080            12,773
   Insurance .........................................................           33,444            21,153            21,131
   Registration fees .................................................           40,236            16,589            17,594
   Transfer agent fees ...............................................           64,793            52,504            82,504
   Printing expenses .................................................           40,786             7,593            17,687
   Trustees' fees - Note 5 ...........................................           30,206            11,481            18,376
   Amortization of deferred offering costs ...........................               --                --            65,175
   Other .............................................................            9,329            12,156            11,889
                                                                         --------------    --------------    --------------
     TOTAL EXPENSES ..................................................        1,343,675           227,392           600,927
   Expenses waived by Investment Advisor - Note 3 ....................               --           (29,318)         (183,114)
   Reimbursement from Investment Advisor - Note 3 ....................               --          (124,789)         (122,600)
                                                                         --------------    --------------    --------------
     NET EXPENSES ....................................................        1,343,675            73,285           295,213
                                                                         --------------    --------------    --------------
     NET INVESTMENT INCOME (LOSS) ....................................         (345,989)          108,423         2,255,776
                                                                         --------------    --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FUTURES AND FOREIGN
   CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold ......................        6,009,043         1,070,344              (922)
   Net realized gain on futures ......................................               --                --           120,935
   Net realized gain (loss) on foreign currency transactions .........               --               367                --
                                                                         --------------    --------------    --------------
        Net realized gain (loss) on investments, futures and foreign
          currency transactions ......................................        6,009,043         1,070,711           120,013
                                                                         --------------    --------------    --------------
   Change in unrealized appreciation (depreciation)
     on investments ..................................................        4,711,259          (150,527)         (411,097)
   Change in unrealized appreciation (depreciation) on futures .......               --                --           (41,654)
   Change in unrealized appreciation (depreciation) on foreign
     currency translations ...........................................               --            (1,454)               --
                                                                         --------------    --------------    --------------
        Net change in unrealized appreciation (depreciation) on
          investments, futures and foreign currency translations .....        4,711,259          (151,981)         (452,751)
                                                                         --------------    --------------    --------------
        NET REALIZED AND UNREALIZED GAIN (LOSS) ......................       10,720,302           918,730          (332,738)
                                                                         --------------    --------------    --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............   $   10,374,313    $    1,027,153    $    1,923,038
                                                                         ==============    ==============    ==============

                                                                                                                SHORT-TERM
                                                                           U.S. CORE         MUNICIPAL          MUNICIPAL
                                                                          FIXED INCOME         BOND               BOND
                                                                             FUND***           FUND               FUND
                                                                         --------------    --------------    --------------
INVESTMENT INCOME
   Dividend income ...................................................   $          603    $       81,576    $      133,403
   Interest income ...................................................          337,725         3,184,506         3,585,481
   Foreign taxes withheld ............................................               --                --                --
                                                                         --------------    --------------    --------------
     TOTAL INCOME ....................................................          338,328         3,266,082         3,718,884

EXPENSES
   Investment Advisory fees - Note 3 .................................           21,110           307,208           415,861
   Sub-administration fees - Note 3 ..................................               --                --                --
   Administrative fees - Note 3 ......................................           10,487            97,748           133,840
   Distribution fees - Note 3 ........................................            2,109            10,172             5,655
   Legal fees ........................................................           33,285            37,946            40,381
   Audit fees ........................................................           13,584            18,408            19,386
   Custodian fees ....................................................            5,934            12,809            15,481
   Insurance .........................................................           18,699            20,608            27,091
   Registration fees .................................................            5,570            48,367            53,617
   Transfer agent fees ...............................................           80,264           102,702           102,120
   Printing expenses .................................................            6,613            15,351            18,547
   Trustees' fees - Note 5 ...........................................           10,565            23,323            29,078
   Amortization of deferred offering costs ...........................           44,414             6,089             6,089
   Other .............................................................            7,062            22,874            24,013
                                                                         --------------    --------------    --------------
     TOTAL EXPENSES ..................................................          259,696           723,605           891,159
   Expenses waived by Investment Advisor - Note 3 ....................          (21,110)         (290,954)         (313,748)
   Reimbursement from Investment Advisor - Note 3 ....................         (202,684)               --                --
                                                                         --------------    --------------    --------------
     NET EXPENSES ....................................................           35,902           432,651           577,411
                                                                         --------------    --------------    --------------
     NET INVESTMENT INCOME (LOSS) ....................................          302,426         2,833,431         3,141,473
                                                                         --------------    --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FUTURES AND FOREIGN
   CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold ......................           22,421          (100,541)         (235,837)
   Net realized gain on futures ......................................               --                --                --
   Net realized gain (loss) on foreign currency transactions .........               --                --                --
                                                                         --------------    --------------    --------------
        Net realized gain (loss) on investments, futures and foreign
          currency transactions ......................................           22,421          (100,541)         (235,837)
                                                                         --------------    --------------    --------------
   Change in unrealized appreciation (depreciation)
     on investments ..................................................         (174,060)       (1,078,720)         (425,270)
   Change in unrealized appreciation (depreciation) on futures .......               --                --                --
   Change in unrealized appreciation (depreciation) on foreign
     currency translations ...........................................               --                --                --
                                                                         --------------    --------------    --------------
        Net change in unrealized appreciation (depreciation) on
          investments, futures and foreign currency translations .....         (174,060)       (1,078,720)         (425,270)
                                                                         --------------    --------------    --------------
        NET REALIZED AND UNREALIZED GAIN (LOSS) ......................         (151,639)       (1,179,261)         (661,107)
                                                                         --------------    --------------    --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............   $      150,787    $    1,654,170    $    2,480,366
                                                                         ==============    ==============    ==============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED)

                                                                                 NORTH AMERICAN EQUITY FUND
                                                                  ---------------------------------------------------------
                                                                       2005*                2005**              2004**,+
                                                                  ---------------      ---------------      ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ..................................   $     7,714,948      $    15,683,295      $     6,886,316
Net realized gain on investments, futures and
  foreign currency transactions ...............................        19,844,471++         58,764,908++         28,722,933++
Change in unrealized appreciation (depreciation)
  on investments, futures and foreign currency translations ...        32,655,709          (13,914,149)          39,660,991
                                                                  ---------------      ---------------      ---------------
  Net increase in net assets resulting from operations ........        60,215,128           60,534,054           75,270,240
                                                                  ---------------      ---------------      ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ....................................        (4,770,036)         (14,500,092)          (3,318,066)
From net realized gains .......................................       (43,703,125)         (37,178,610)          (2,416,556)
                                                                  ---------------      ---------------      ---------------
  Total dividends and distributions ...........................       (48,473,161)         (51,678,702)          (5,734,622)
                                                                  ---------------      ---------------      ---------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ...............................................       399,079,659           71,120,075          912,481,565
Proceeds from shares sold in-kind .............................                --           29,510,449                   --
Reinvestment of distributions .................................        43,819,751           37,142,292            2,388,426
Redemption of shares ..........................................       (24,585,167)         (73,538,728)         (49,332,846)
Redemption of shares in-kind ..................................        (9,926,227)         (80,872,931)         (44,243,673)
Redemption fees ...............................................                --                   --                   --
                                                                  ---------------      ---------------      ---------------
  Total increase (decrease) from Investor Share transactions ..       408,388,016          (16,638,843)         821,293,472
                                                                  ---------------      ---------------      ---------------
  Total increase (decrease) in net assets .....................       420,129,983           (7,783,491)         890,829,090
NET ASSETS
Beginning of Period ...........................................       883,145,599          890,929,090              100,000
                                                                  ---------------      ---------------      ---------------
End of Period .................................................   $ 1,303,275,582      $   883,145,599      $   890,929,090
                                                                  ===============      ===============      ===============
Undistributed net investment income ...........................   $     7,556,968      $     4,697,394      $     3,468,865
                                                                  ===============      ===============      ===============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ...............................................        35,726,286            6,378,333           90,339,017
Shares sold in-kind ...........................................                --            2,623,151                   --
Reinvestment of distributions .................................         3,951,285            3,334,137              227,465
Redemption of shares ..........................................        (2,180,883)          (6,682,945)          (4,540,908)
Redemption of shares in-kind ..................................          (900,738)          (7,249,196)          (4,170,196)
                                                                  ---------------      ---------------      ---------------
  Net increase (decrease) in Investor Shares ..................        36,595,950           (1,596,520)          81,855,378
                                                                  ===============      ===============      ===============

 * For the six months ended October 31, 2005. Effective May 1, 2005, the Fund's fiscal year end changed from April 30 to October 31.
** For the year or period ended April 30,
 + Fund commenced operations on September 17, 2003.
++ Includes realized gains from in-kind transactions (see Note 6 in Notes to Financial Statements).




The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          U.S. LARGE CAP                  U.S. OPPORTUNITIES
                                                                            EQUITY FUND                          FUND
                                                                  ------------------------------    ------------------------------
                                                                      2005              2004            2005             2004
                                                                  -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ..................................   $      10,613    $     (14,445)   $    (345,989)   $    (536,729)
Net realized gain on investments, futures and
  foreign currency transactions ...............................         766,154          205,840        6,009,043        9,382,001
Change in unrealized appreciation (depreciation)
  on investments, futures and foreign currency translations ...         (69,632)         494,235        4,711,259        2,353,816
                                                                  -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations ........         707,135          685,630       10,374,313       11,199,088
                                                                  -------------    -------------    -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ....................................         (18,857)              --               --               --
From net realized gains .......................................              --               --       (9,179,135)              --
                                                                  -------------    -------------    -------------    -------------
  Total dividends and distributions ...........................         (18,857)              --       (9,179,135)              --
                                                                  -------------    -------------    -------------    -------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ...............................................         169,568          507,288       87,562,547       56,177,111
Proceeds from shares sold in-kind .............................              --               --               --               --
Reinvestment of distributions .................................          11,203               --        8,951,319               --
Redemption of shares ..........................................      (1,430,428)      (1,860,631)     (30,951,837)     (40,480,952)
Redemption of shares in-kind ..................................              --               --               --               --
Redemption fees ...............................................              --               --           30,653              693
                                                                  -------------    -------------    -------------    -------------
  Total increase (decrease) from Investor Share transactions ..      (1,249,657)      (1,353,343)      65,592,682       15,696,852
                                                                  -------------    -------------    -------------    -------------
  Total increase (decrease) in net assets .....................        (561,379)        (667,713)      66,787,860       26,895,940
NET ASSETS
Beginning of Period ...........................................       8,434,013        9,101,726       73,678,765       46,782,825
                                                                  -------------    -------------    -------------    -------------
End of Period .................................................   $   7,872,634    $   8,434,013    $ 140,466,625    $  73,678,765
                                                                  =============    =============    =============    =============
Undistributed net investment income ...........................   $          --    $          --    $          --    $          --
                                                                  =============    =============    =============    =============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ...............................................          42,591          139,141        4,530,486        3,075,655
Shares sold in-kind ...........................................              --               --               --               --
Reinvestment of distributions .................................           2,836               --          477,404               --
Redemption of shares ..........................................        (354,743)        (502,928)      (1,625,973)      (2,203,598)
Redemption of shares in-kind ..................................              --               --               --               --
                                                                  -------------    -------------    -------------    -------------
  Net increase (decrease) in Investor Shares ..................        (309,316)        (363,787)       3,381,917          872,057
                                                                  =============    =============    =============    =============

                                                                          INTERNATIONAL
                                                                              FUND
                                                                  ------------------------------
                                                                       2005            2004
                                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ..................................   $     108,423    $      68,104
Net realized gain on investments, futures and
  foreign currency transactions ...............................       1,070,711          589,693
Change in unrealized appreciation (depreciation)
  on investments, futures and foreign currency translations ...        (151,981)         112,740
                                                                  -------------    -------------
  Net increase in net assets resulting from operations ........       1,027,153          770,537
                                                                  -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ....................................         (71,012)        (121,800)
From net realized gains .......................................              --               --
                                                                  -------------    -------------
  Total dividends and distributions ...........................         (71,012)        (121,800)
                                                                  -------------    -------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ...............................................         513,556        4,075,378
Proceeds from shares sold in-kind .............................              --               --
Reinvestment of distributions .................................          68,000          108,512
Redemption of shares ..........................................        (225,858)      (5,841,651)
Redemption of shares in-kind ..................................              --               --
Redemption fees ...............................................              --                5
                                                                  -------------    -------------
  Total increase (decrease) from Investor Share transactions ..         355,698       (1,657,756)
                                                                  -------------    -------------
  Total increase (decrease) in net assets .....................       1,311,839       (1,009,019)
NET ASSETS
Beginning of Period ...........................................       5,232,933        6,241,952
                                                                  -------------    -------------
End of Period .................................................   $   6,544,772    $   5,232,933
                                                                  =============    =============
Undistributed net investment income ...........................   $     111,961    $      69,912
                                                                  =============    =============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ...............................................          63,761          594,036
Shares sold in-kind ...........................................              --               --
Reinvestment of distributions .................................           9,214           16,798
Redemption of shares ..........................................         (28,287)        (852,238)
Redemption of shares in-kind ..................................              --               --
                                                                  -------------    -------------
  Net increase (decrease) in Investor Shares ..................          44,688         (241,404)
                                                                  =============    =============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31,

                                                                                        ENHANCED
                                                                                       INCOME FUND
                                                                                     --------------
                                                                                          2005*
                                                                                     --------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ..........................................................     $    2,255,776
Net realized gain (loss) on investments and futures ............................            120,013
Change in unrealized appreciation (depreciation) on investments and futures ....           (452,751)
                                                                                     --------------
   Net increase in net assets resulting from operations ........................          1,923,038
                                                                                     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Shares ................................................................         (2,319,021)
Advisor Shares .................................................................            (24,061)
                                                                                     --------------
   Total dividends and distributions ...........................................         (2,343,082)
                                                                                     --------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ................................................................         99,217,623
Reinvestment of distributions ..................................................          2,319,020
Redemption of shares ...........................................................            (14,581)
                                                                                     --------------
   Total increase from Investor Share transactions .............................        101,522,062
                                                                                     --------------
ADVISOR SHARES:
Sales of shares ................................................................          1,019,500
Reinvestment of distributions ..................................................             24,062
Redemption of shares ...........................................................            (10,165)
                                                                                     --------------
   Total increase from Advisor Share transactions ..............................          1,033,397
                                                                                     --------------
   Net increase in net assets from share transactions ..........................        102,555,459
                                                                                     --------------
   Total increase in net assets ................................................        102,135,415
NET ASSETS
Beginning of Period ............................................................                 --
                                                                                     --------------
End of Period ..................................................................     $  102,135,415
                                                                                     ==============
Undistributed (distributions in excess of) net investment income ...............     $          (10)
                                                                                     ==============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ................................................................          9,925,766
Reinvestment of distributions ..................................................            232,006
Redemption of shares ...........................................................             (1,458)
                                                                                     --------------
   Net increase in Investor Shares .............................................         10,156,314
                                                                                     ==============
ADVISOR SHARES:
Sales of shares ................................................................            101,952
Reinvestment of distributions ..................................................              2,407
Redemption of shares ...........................................................             (1,019)
                                                                                     --------------
   Net increase in Advisor Shares ..............................................            103,340
                                                                                     ==============

 * Fund commenced investment activities on December 31, 2004.
** Fund commenced investment activities on December 31, 2003.




The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    U.S. CORE FIXED             MUNICIPAL
                                                                                      INCOME FUND               BOND FUND
                                                                                    ---------------   ------------------------------
                                                                                         2005*            2005           2004**
                                                                                    ---------------   -------------  ---------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ..........................................................     $      302,426   $   2,833,431  $      903,114
Net realized gain (loss) on investments and futures ............................             22,421        (100,541)       (321,385)
Change in unrealized appreciation (depreciation) on investments and futures ....           (174,060)     (1,078,720)        376,840
                                                                                     --------------   -------------  --------------
   Net increase in net assets resulting from operations ........................            150,787       1,654,170         958,569
                                                                                     --------------   -------------  --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Shares ................................................................           (275,587)     (2,667,734)       (873,555)
Advisor Shares .................................................................            (28,484)       (141,656)        (18,517)
                                                                                     --------------   -------------  --------------
   Total dividends and distributions ...........................................           (304,071)     (2,809,390)       (892,072)
                                                                                     --------------   -------------  --------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ................................................................          9,000,000      57,527,571      60,518,988
Reinvestment of distributions ..................................................            275,587       2,545,743         771,353
Redemption of shares ...........................................................                 --      (8,652,325)    (15,549,336)
                                                                                     --------------   -------------  --------------
   Total increase from Investor Share transactions .............................          9,275,587      51,420,989      45,741,005
                                                                                     --------------   -------------  --------------
ADVISOR SHARES:
Sales of shares ................................................................          1,000,000       8,871,475       2,880,710
Reinvestment of distributions ..................................................             28,484         140,656          18,517
Redemption of shares ...........................................................                 --      (2,457,631)     (1,037,612)
                                                                                     --------------   -------------  --------------
   Total increase from Advisor Share transactions ..............................          1,028,484       6,554,500       1,861,615
                                                                                     --------------   -------------  --------------
   Net increase in net assets from share transactions ..........................         10,304,071      57,975,489      47,602,620
                                                                                     --------------   -------------  --------------
   Total increase in net assets ................................................         10,150,787      56,820,269      47,669,117
NET ASSETS
Beginning of Period ............................................................                 --      47,669,117              --
                                                                                     --------------   -------------  --------------
End of Period ..................................................................     $   10,150,787   $ 104,489,386  $   47,669,117
                                                                                     ==============   =============  ==============
Undistributed (distributions in excess of) net investment income ...............     $           --   $      53,717  $       29,676
                                                                                     ==============   =============  ==============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ................................................................            900,000       5,718,745       6,019,760
Reinvestment of distributions ..................................................             27,508         253,397          77,107
Redemption of shares ...........................................................                 --        (861,090)     (1,570,877)
                                                                                     --------------   -------------  --------------
   Net increase in Investor Shares .............................................            927,508       5,111,052       4,525,990
                                                                                     ==============   =============  ==============
ADVISOR SHARES:
Sales of shares ................................................................            100,000         882,658         287,627
Reinvestment of distributions ..................................................              2,843          14,007           1,844
Redemption of shares ...........................................................                 --        (243,487)       (102,680)
                                                                                     --------------   -------------  --------------
   Net increase in Advisor Shares ..............................................            102,843         653,178         186,791
                                                                                     ==============   =============  ==============

                                                                                          SHORT-TERM MUNICIPAL
                                                                                                BOND FUND
                                                                                     ------------------------------
                                                                                          2005            2004**
                                                                                     --------------   -------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ..........................................................     $    3,141,473   $     934,376
Net realized gain (loss) on investments and futures ............................           (235,837)        (96,239)
Change in unrealized appreciation (depreciation) on investments and futures ....           (425,270)       (175,079)
                                                                                     --------------   -------------
   Net increase in net assets resulting from operations ........................          2,480,366         663,058
                                                                                     --------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Shares ................................................................         (3,049,821)       (915,570)
Advisor Shares .................................................................            (62,431)        (15,335)
                                                                                     --------------   -------------
   Total dividends and distributions ...........................................         (3,112,252)       (930,905)
                                                                                     --------------   -------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ................................................................         90,049,810      89,836,487
Reinvestment of distributions ..................................................          2,963,126         839,770
Redemption of shares ...........................................................        (35,360,575)    (16,379,473)
                                                                                     --------------   -------------
   Total increase from Investor Share transactions .............................         57,652,361      74,296,784
                                                                                     --------------   -------------
ADVISOR SHARES:
Sales of shares ................................................................          3,551,726       2,498,894
Reinvestment of distributions ..................................................             56,381          12,886
Redemption of shares ...........................................................         (1,806,060)     (1,189,250)
                                                                                     --------------   -------------
   Total increase from Advisor Share transactions ..............................          1,802,047       1,322,530
                                                                                     --------------   -------------
   Net increase in net assets from share transactions ..........................         59,454,408      75,619,314
                                                                                     --------------   -------------
   Total increase in net assets ................................................         58,822,522      75,351,467
NET ASSETS
Beginning of Period ............................................................         75,351,467              --
                                                                                     --------------   -------------
End of Period ..................................................................     $  134,173,989   $  75,351,467
                                                                                     ==============   =============
Undistributed (distributions in excess of) net investment income ...............     $       32,692   $       3,471
                                                                                     ==============   =============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ................................................................          9,037,971       8,985,688
Reinvestment of distributions ..................................................            297,625          84,356
Redemption of shares ...........................................................         (3,549,879)     (1,644,230)
                                                                                     --------------   -------------
   Net increase in Investor Shares .............................................          5,785,717       7,425,814
                                                                                     ==============   =============
ADVISOR SHARES:
Sales of shares ................................................................            357,036         249,913
Reinvestment of distributions ..................................................              5,664           1,295
Redemption of shares ...........................................................           (181,331)       (118,728)
                                                                                     --------------   -------------
   Net increase in Advisor Shares ..............................................            181,369         132,480
                                                                                     ==============   =============




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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                              NET REALIZED AND                         DISTRIBUTIONS
                                                              UNREALIZED GAINS                            FROM NET
                                                                 (LOSSES) ON                           REALIZED GAIN
                                    NET ASSET                   INVESTMENTS                 DIVIDENDS  ON INVESTMENTS
                                      VALUE,         NET        AND FOREIGN    TOTAL FROM   FROM NET    AND FOREIGN    DISTRIBUTIONS
                                    BEGINNING    INVESTMENT       CURRENCY     INVESTMENT  INVESTMENT     CURRENCY      FROM RETURN
                                    OF PERIOD   INCOME (LOSS)   TRANSACTIONS   OPERATIONS    INCOME     TRANSACTIONS    OF CAPITAL
                                    ---------   ------------- ---------------- ----------  ----------  --------------  -------------
NORTH AMERICAN EQUITY FUND
   Investor Shares
     2005(b) ....................   $   11.00   $    0.06       $      0.63    $     0.69  $   (0.05)   $      (0.49)  $         --
     2005(c) ....................       10.88        0.22              0.62          0.84      (0.20)          (0.52)            --
     2004(c)(d) .................       10.00        0.09              0.86          0.95      (0.04)          (0.03)            --
U.S. LARGE CAP EQUITY FUND
   Investor Shares
     2005 .......................   $    3.73   $    0.01       $      0.31    $     0.32  $   (0.01)   $         --   $         --
     2004 .......................        3.47          --(e)           0.26          0.26         --              --             --
     2003 .......................        2.76          --(e)           0.71          0.71         --              --             --
     2002 .......................        3.55       (0.03)            (0.75)        (0.78)        --              --          (0.01)
     2001 .......................        4.95          --(e)          (1.40)        (1.40)        --              --             --
U.S. OPPORTUNITIES FUND
   Investor Shares
     2005 .......................   $   19.58   $      --(e)    $      2.11*   $     2.11  $      --    $      (2.03)  $         --
     2004 .......................       16.18          --(e)           3.40*         3.40         --              --             --
     2003 .......................       12.57       (0.16)             4.11          3.95         --           (0.34)            --
     2002 .......................       15.17       (0.10)            (1.15)        (1.25)        --           (1.35)            --
     2001 .......................       18.01       (0.13)             0.59          0.46         --           (3.30)            --
INTERNATIONAL FUND
   Investor Shares
     2005 .......................   $    7.08   $    0.14       $      1.22    $     1.36  $   (0.09)   $         --   $         --
     2004 .......................        6.37        0.09              0.75          0.84      (0.13)             --             --
     2003 .......................        5.37        0.10              1.08          1.18      (0.12)          (0.06)            --
     2002 .......................        7.26        0.04             (1.13)        (1.09)        --           (0.80)            --
     2001 .......................       16.74        0.09             (2.38)        (2.29)     (0.31)          (6.88)            --
ENHANCED INCOME FUND
   Investor Shares
     2005(f) ....................   $   10.00   $    0.26       $     (0.04)   $     0.22  $   (0.26)   $         --   $         --
   Advisor Shares
     2005(f) ....................   $   10.00   $    0.23       $     (0.04)   $     0.19  $   (0.23)   $         --   $         --
U.S. CORE FIXED INCOME FUND
   Investor Shares
     2005(f) ....................   $   10.00   $    0.30       $     (0.15)   $     0.15  $   (0.30)   $         --   $         --
   Advisor Shares
     2005(f) ....................   $   10.00   $    0.28       $     (0.15)   $     0.13  $   (0.28)   $         --   $         --
MUNICIPAL BOND FUND
   Investor Shares
     2005 .......................   $   10.12   $    0.36       $     (0.15)   $     0.21  $   (0.36)   $         --   $         --
     2004(g) ....................       10.00        0.24              0.11          0.35      (0.23)             --             --
   Advisor Shares
     2005 .......................   $   10.11   $    0.34       $     (0.14)   $     0.20  $   (0.34)   $         --   $         --
     2004(g) ....................       10.00        0.21              0.11          0.32      (0.21)             --             --
SHORT-TERM MUNICIPAL BOND FUND
   Investor Shares
     2005 .......................   $    9.97   $    0.29       $     (0.05)   $     0.24  $   (0.29)   $         --   $         --
     2004(g) ....................       10.00        0.15             (0.03)         0.12      (0.15)             --             --
   Advisor Shares
     2005 .......................   $    9.97   $    0.27       $     (0.05)   $     0.22  $   (0.27)   $         --   $         --
     2004(g) ....................       10.00        0.13             (0.03)         0.10      (0.13)             --             --

  * Includes redemption fees. Amount was less than $0.01 per share.
(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(b) For the six months ended October 31, 2005. The North American Equity Fund's fiscal year end changed from April 30 to October 31. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
(c) For the year or period ended April 30,
(d) Commenced operations on September 17, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
(e) Amount was less than $(0.01) per share.
(f) Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
(g) Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                             RATIO OF             RATIO OF
                                                                                           EXPENSES TO          EXPENSES TO
                                                                                        AVERAGE NET ASSETS   AVERAGE NET ASSETS
                                                NET ASSET                  NET ASSETS,  (INCLUDING WAIVERS, (EXCLUDING WAIVERS,
                                      TOTAL     VALUE, END     TOTAL         END OF       REIMBURSEMENTS       REIMBURSEMENTS
                                  DISTRIBUTIONS OF PERIOD    RETURN(a)    PERIOD (000)     AND OFFSETS)         AND OFFSETS)
                                  ------------- ----------   ---------    ------------  ------------------- -------------------
NORTH AMERICAN EQUITY FUND
   Investor Shares
     2005(b) ....................   $   (0.54)  $    11.15        6.35%   $  1,303,276         0.35%              0.35%
     2005(c) ....................       (0.72)       11.00        7.59         883,146         0.33               0.33
     2004(c)(d) .................       (0.07)       10.88        9.56         890,929         0.37               0.37
U.S. LARGE CAP EQUITY FUND
   Investor Shares
     2005 .......................   $   (0.01)  $     4.04        8.54%   $      7,873         2.00%              2.82%
     2004 .......................          --         3.73        7.49           8,434         2.00               2.77
     2003 .......................          --         3.47       25.72           9,102         2.39               3.56
     2002 .......................       (0.01)        2.76      (22.05)          9,475         2.01               2.22
     2001 .......................          --         3.55      (28.28)         19,447         1.50               1.76
U.S. OPPORTUNITIES FUND
   Investor Shares
     2005 .......................   $   (2.03)  $    19.66       11.26%   $    140,467         1.13%              1.13%
     2004 .......................          --        19.58       21.01          73,679         1.62               1.62
     2003 .......................       (0.34)       16.18       32.13          46,783         1.93               2.25
     2002 .......................       (1.35)       12.57       (9.91)         41,857         1.49               1.50
     2001 .......................       (3.30)       15.17        3.25          28,096         1.49               1.83
INTERNATIONAL FUND
   Investor Shares
     2005 .......................   $   (0.09)  $     8.35       19.45%   $      6,545         1.25%              3.88%
     2004 .......................       (0.13)        7.08       13.31           5,233         1.25               3.36
     2003 .......................       (0.18)        6.37       22.66           6,242         1.25               3.27
     2002 .......................       (0.80)        5.37      (17.20)          6,427         1.14               1.94
     2001 .......................       (7.19)        7.26      (24.96)         20,850         0.99               1.41
ENHANCED INCOME FUND
   Investor Shares
     2005(f) ....................   $   (0.26)  $     9.96        2.17%   $    101,106         0.40%              0.82%
   Advisor Shares
     2005(f) ....................   $   (0.23)  $     9.96        1.96%   $      1,029         0.65%              1.07%
U.S. CORE FIXED INCOME FUND
   Investor Shares
     2005(f) ....................   $   (0.30)  $     9.85        1.51%   $      9,138         0.40%              3.05%
   Advisor Shares
     2005(f) ....................   $   (0.28)  $     9.85        1.30%   $      1,013         0.65%              3.30%
MUNICIPAL BOND FUND
   Investor Shares
     2005 .......................   $   (0.36)  $     9.97        2.14%   $     96,114         0.55%              0.93%
     2004(g) ....................       (0.23)       10.12        3.53          45,781         0.55               1.41
   Advisor Shares
     2005 .......................   $   (0.34)  $     9.97        1.99%   $      8,375         0.80%              1.18%
     2004(g) ....................       (0.21)       10.11        3.21           1,888         0.80               1.64
SHORT-TERM MUNICIPAL BOND FUND
   Investor Shares
     2005 .......................   $   (0.29)  $     9.92        2.47%   $    131,062         0.55%              0.85%
     2004(g) ....................       (0.15)        9.97        1.26          74,031         0.55               1.30
   Advisor Shares
     2005 .......................   $   (0.27)  $     9.92        2.21%   $      3,112         0.80%              1.10%
     2004(g) ....................       (0.13)        9.97        1.05           1,320         0.80               1.44

                                          RATIO OF
                                       NET INVESTMENT
                                      INCOME (LOSS) TO
                                      AVERAGE NET ASSETS
                                     (INCLUDING WAIVERS,     PORTFOLIO
                                       REIMBURSEMENTS        TURNOVER
                                        AND OFFSETS)           RATE
                                     -------------------     ---------

NORTH AMERICAN EQUITY FUND
   Investor Shares
     2005(b) ....................           1.39%                30%
     2005(c) ....................           1.79                 89
     2004(c)(d) .................           1.29                 54
U.S. LARGE CAP EQUITY FUND
   Investor Shares
     2005 .......................           0.12%                48%
     2004 .......................          (0.15)                50
     2003 .......................          (0.13)                61
     2002 .......................          (0.75)                57
     2001 .......................          (0.08)                62
U.S. OPPORTUNITIES FUND
   Investor Shares
     2005 .......................          (0.29)%              107%
     2004 .......................          (0.83)               144
     2003 .......................          (1.22)               162
     2002 .......................          (0.75)                81
     2001 .......................          (0.79)               105
INTERNATIONAL FUND
   Investor Shares
     2005 .......................           1.85%               126%
     2004 .......................           1.16                136
     2003 .......................           2.09                 50
     2002 .......................           0.60                111
     2001 .......................           0.57                146
ENHANCED INCOME FUND
   Investor Shares
     2005(f) ....................           3.08%                61%
   Advisor Shares
     2005(f) ....................           2.69%                61%
U.S. CORE FIXED INCOME FUND
   Investor Shares
     2005(f) ....................           3.61%               571%
   Advisor Shares
     2005(f) ....................           3.35%               571%
MUNICIPAL BOND FUND
   Investor Shares
     2005 .......................           3.70%                27%
     2004(g) ....................           2.82                 46
   Advisor Shares
     2005 .......................           3.52%                27%
     2004(g) ....................           2.49                 46
SHORT-TERM MUNICIPAL BOND FUND
   Investor Shares
     2005 .......................           3.03%                36%
     2004(g) ....................           1.95                 17
   Advisor Shares
     2005 .......................           2.80%                36%
     2004(g) ....................           1.68                 17




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005

NOTE 1 -- ORGANIZATION

Schroder Global Series Trust ("SGST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. Schroder North American Equity Fund (the "SGST Fund") is the only series of shares currently comprising the Trust and commenced operations on September 17, 2003.

Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into three separate investment portfolios: Schroder U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund and Schroder International Fund (collectively, the "SCFD Funds").

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into four separate investment portfolios: Schroder Enhanced Income Fund, Schroder U.S. Core Fixed Income Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund (collectively, the "SST Funds"). The SGST Fund together with the SCFD Funds and the SST Funds, are known as the "Funds."

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price"). Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation which approximates market value, pursuant to procedures adopted by the Funds' Board of Trustees ("Trustees"). Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds' Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2005

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

The Schroder International Fund uses FT-Interactive Data ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Schroder International Fund based on certain factors and methodologies applied by FT in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. In consultation with the Trustees, the Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Schroder International Fund will typically value non-U.S. securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by FT.

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized on the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are prorated to the respective classes based on relative net assets.

CLASSES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for the Schroder North American Equity, Schroder U.S. Large Cap Equity, Schroder U.S. Opportunities and Schroder International Funds. Dividends to shareholders from net investment income are declared daily and distributed monthly and distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for the Schroder Enhanced Income, Schroder U.S. Core Fixed Income, Schroder Municipal Bond and Schroder Short-Term Municipal Bond Funds. Distributions are recorded on the ex-dividend date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2005

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

DERIVATIVE INSTRUMENTS: Certain Funds may purchase and sell a variety of "derivative" instruments (for example options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds with the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

EQUITY-LINKED WARRANTS: The Schroder International Fund may invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2005

RESTRICTED SECURITIES: As of October 31, 2005, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registrations under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued in accordance with procedures approved by the Trustees. The acquisition dates of these investments, along with their costs and values as of October 31, 2005 were as follows:

                                 PRINCIPAL    ACQUISITION                               % OF NET
                                   AMOUNT        DATE         COST       MARKET VALUE    ASSETS
------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND
Crenshaw County, Industrial
  Development Board RB
  5.600%, 3/01/08                $  250,000       2/26/04   $  261,652   $    256,645       0.2%

Jacksonville, Health
  Facilities RB
  5.000%, 11/15/15                  125,000       8/25/05      130,459        125,115       0.1

Kidspeace National Centers
  of Georgia, USDA
  4.500%, 12/01/28                  250,000       1/05/04      250,000        247,855       0.2

Sparks Regional Medical
  Center COP
  7.124%, 6/15/17                 5,000,000       8/31/05    5,124,494      5,122,500       4.9

SHORT-TERM MUNICIPAL BOND FUND
  Atlantic City, Municipal
  Utilities Authority RB
  5.000%, 1/01/08                 3,895,000       6/09/05    4,029,743      3,980,534       3.0

Cabazon Band Mission
  Indians RB
  11.950%, 7/14/06                  302,130       7/09/04      305,080        306,882       0.2

Denver City & County Multi-
  Family Housing RB
  2.730%, 4/15/14                 3,000,000      10/19/05    3,000,000      3,000,000       2.2

Kidspeace National Centers
  of Georgia, USDA
  4.500%, 12/01/28                  250,000       1/05/04      250,000        247,855       0.2

OFFERING COSTS: Offering costs, which include typesetting and prospectus printing and the preparation of the initial registration statement of the Schroder Enhanced Income, Schroder U.S. Core Fixed Income, Schroder Municipal Bond and Schroder Short-Term Municipal Bond Funds are being amortized over a twelve-month period from each Fund's inception.

NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTIONS PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America, Inc., ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 0.25% for the Schroder North American Equity Fund; 0.75% of the first $100 million, and 0.50% in excess of $100 million for Schroder U.S. Large Cap Equity Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2005

in excess of $250 million for each of Schroder U.S. Opportunities Fund and Schroder International Fund; 0.25% for each of Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund; and 0.40% for each of Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund. SIMNA contractually agreed to limit the investment advisory fees payable to it by Schroder International Fund through October 31, 2005 to the annual rate of 0.45% of that Fund's average daily net assets. This contractual limitation has been extended through February 28, 2006.

On February 10, 2004, SIMNA retained its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-advisor responsible for the portfolio management of the Schroder North American Equity Fund and the Schroder International Fund. For its services, SIMNA pays SIMNA Ltd. 25% of the investment advisory fees SIMNA receives from the Funds. Effective March 1, 2006, SIMNA will pay SIMNA Ltd. 50% of the investment advisory fees it receives from the Funds.

The administrator of each series of SCFD (other than Schroder U.S. Large Cap Equity Fund) and SGST is Schroder Fund Advisors, Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate payable monthly of: 0.25% of the average daily net assets of Schroder U.S. Opportunities Fund; and 0.225% of the average daily net assets of Schroder International Fund. Schroder Advisors receives no compensation for its services for the Schroder North American Equity Fund.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Funds Services ("SEI") and Schroder Advisors. On January 4, 2004, SST entered into an amended administration and accounting agreement with SEI. On January 31, 2005, SGST entered into a sub-administration and accounting agreement with SEI. Effective November 1, 2004, under the agreements with SEI, the SCFD Funds and the SST Funds pay fees to SEI based on the combined average daily net assets of all the SCFD Funds and the SST Funds according to the following annual rates: 0.115% on the first $600 million of such assets, 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. Effective January 28, 2005, SGST pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the SGST Fund's average daily net assets up to $1 billion and 0.005% of the SGST Fund's average daily net assets over $1 billion. Prior to January 28, 2005, J.P. Morgan Investor Services Co. ("Morgan") served as sub-administrator to the SGST Fund and received a fee from the SGST Fund for its services as follows: For Fund Administration services, Morgan was paid a monthly fee based on an annual rate of $24,000 plus 0.0035 of 1% of the Fund's first $1 billion in average daily net assets, plus 0.0020 of 1% of the SGST Fund's average daily net assets in excess of $1 billion. For Fund Accounting services, Morgan was paid a monthly fee based on an annual rate of $30,000 plus
0.0040 of 1% of the SGST Fund's first $1 billion in average daily net assets, plus 0.0030 of 1% of the SGST Fund's average daily net assets in excess of $1 billion.

In order to limit the Funds' expenses, SIMNA was contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of each of the Funds) for the year ended October 31, 2005, to the extent a Fund's Investor Shares' total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Investor Shares taken separately): Schroder U.S. Large Cap Equity Fund: 2.00%; Schroder U.S. Opportunities Fund: 2.00%; Schroder International Fund: 1.25%; Schroder Enhanced Income Fund: 0.40%; Schroder U.S. Core Fixed Income Fund: 0.40%; Schroder Municipal Bond Fund:
0.55%; and Schroder Short-Term Municipal Bond Fund: 0.55%. These contractual expense limitations have been extended through December 31, 2005 for the Schroder Enhanced Income and the Schroder U.S. Core Fixed Income Funds, and through February 28, 2006 for the Schroder U.S. Large Cap Equity, Schroder U.S. Opportunities, Schroder International, Schroder Municipal Bond and the Schroder Short-Term Municipal Bond Funds. For the year ended October 31, 2005, SIMNA was contractually obligated to reduce their compensation (and, if necessary to pay certain expenses of each of the Funds), to the extent a Fund's Advisor Shares' total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Advisor Shares taken separately): Schroder Enhanced Income Fund: 0.65%; Schroder U.S. Core Fixed Income Fund: 0.65%; Schroder Municipal Bond Fund: 0.80%; and Schroder Short-Term Municipal Bond Fund: 0.80%. These contractual expense limitations have been extended through December 31, 2005 for the Schroder Enhanced Income and the Schroder U.S. Core Fixed Income Funds, and through February 28, 2006 for the Schroder Municipal Bond and the Schroder Short-Term Municipal Bond Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2005

The Schroder Enhanced Income, Schroder U.S. Core Fixed Income, Schroder Municipal Bond and Short-Term Municipal Bond Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.25% of the daily net assets attributable to its Advisor Shares to compensate Schroder Fund Advisors Inc. (the "Distributor") for distribution services and certain shareholder services with respect to the Fund's Advisor Shares.

NOTE 4 -- REDEMPTION FEE

The Schroder U.S. Large Cap Equity, Schroder U.S. Opportunities and Schroder International Funds impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. Prior to July 1, 2003, the Schroder International Fund imposed a 2.00% redemption fee on shares redeemed three months or less from their date of purchase. These charges are intended principally to cover transaction costs and other costs and expenses that each Fund incurs (directly and indirectly) in connection with these redemptions. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under "Redemption fees", and are included as part of Capital paid-in on the Statements of Assets and Liabilities. The redemption fee applies only to Fund shares purchased on or after May 1, 2004, with respect to the Schroder U.S. Large Cap Equity and Schroder U.S. Opportunities Funds, and only to Fund shares purchased on or after November 1, 2000, with respect to the Schroder International Fund. The redemption fees paid to the Schroder U.S. Large Cap Equity, Schroder U.S. Opportunities and Schroder International Funds for the year ended October 31, 2005 totaled $0, $30,653, and $0, respectively.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Trustees' fees are allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

Certain officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year or period ended October 31, 2005 were as follows:

                                              PURCHASES     SALES AND MATURITIES
                                            -------------   --------------------
Schroder North American Equity Fund* .....   $646,333,354       $321,335,435
Schroder U.S. Large Cap Equity Fund ......      4,079,228          5,695,423
Schroder U.S. Opportunities Fund .........    163,966,512        114,141,992
Schroder International Fund ..............      7,423,417          7,199,958
Schroder Enhanced Income Fund ............     86,067,305         27,133,324
Schroder U.S. Core Fixed Income Fund .....     11,361,217          8,391,241
Schroder Municipal Bond Fund .............     79,041,865         19,734,792
Schroder Short-Term Municipal Bond Fund ..     58,845,133         30,502,756

* For the six months ended October 31, 2005. The Fund's fiscal year end changed from April 30 to October 31.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2005

Purchases and proceeds from sales and maturities of U.S. Government securities for the year ended October 31, 2005 were as follows:

                                              PURCHASES     SALES AND MATURITIES
                                            -------------   --------------------
Schroder Enhanced Income Fund ............    $18,917,009       $ 5,068,316
Schroder U.S. Core Fixed Income Fund .....     45,018,274        37,651,997

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds' valuation policy. The asset price used to affect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the periods ended October 31, 2005, April 30, 2005 and April 30, 2004, the Schroder North American Equity Fund realized gains from in-kind redemptions of $1,239,508, $2,281,045 and $2,158,310, respectively.

NOTE 7 -- FEDERAL INCOME TAXES

It is the intention of the Funds for each Fund to continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from redemptions in-kind, paydown gains and losses, distributions in excess, investments in passive foreign investment companies, net operating losses and foreign currency transactions. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2005, the Funds reclassified the following permanent amounts between paid in capital, undistributed net investment income and accumulated realized gain (loss):

                                                 INCREASE      INCREASE (DECREASE)          DECREASE
                                                (DECREASE)      UNDISTRIBUTED NET          ACCUMULATED
                                             PAID IN CAPITAL    INVESTMENT INCOME     REALIZED GAIN (LOSS)
                                             ---------------   -------------------    --------------------
Schroder North American Equity Fund ......     $1,239,508           $(85,338)            $(1,154,170)
Schroder U.S. Large Cap Equity Fund ......         (8,244)             8,244                      --
Schroder U.S. Opportunities Fund .........       (331,510)           345,989                 (14,479)
Schroder International Fund ..............             --              4,638                  (4,638)
Schroder Enhanced Income Fund ............             --             87,296                 (87,296)
Schroder U.S. Core Fixed Income Fund .....             --              1,645                  (1,645)

These reclassifications had no impact on the net asset value of the Funds and are presented to show each Fund's capital accounts reflecting permanent book-tax differences.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2005

The tax character of dividends and distributions declared during the years or periods ended October 31, 2005 and October 31, 2004 (unless otherwise indicated) were as follows:

                                              ORDINARY     TAX-EXEMPT     LONG-TERM
                                               INCOME        INCOME      CAPITAL GAIN       TOTAL
                                            ------------   -----------   ------------   ------------
Schroder North American Equity Fund
   2005* ................................   $ 26,204,109   $        --   $ 22,269,052   $ 48,473,161
   2005** ...............................     45,862,771            --      5,815,931     51,678,702
   2004** ...............................      5,734,622            --             --      5,734,622
Schroder U.S. Large Cap Equity Fund
   2005 .................................         18,857            --             --         18,857
   2004 .................................             --            --             --             --
Schroder U.S. Opportunities Fund
   2005 .................................      1,951,101            --      7,228,034      9,179,135
   2004 .................................             --            --             --             --
Schroder International Fund
   2005 .................................         71,012            --             --         71,012
   2004 .................................        121,800            --             --        121,800
Schroder Enhanced Income Fund
   2005+ ................................      2,343,082            --             --      2,343,082
Schroder U.S. Core Fixed Income Fund
   2005+ ................................        304,071            --             --        304,071
Schroder Municipal Bond Fund
   2005 .................................        478,251     2,331,139             --      2,809,390
   2004++ ...............................         60,062       832,010             --        892,072
Schroder Short-Term Municipal Bond Fund
   2005 .................................        550,043     2,562,209             --      3,112,252
   2004++ ...............................         62,985       867,920             --        930,905

 * For the six months ended October 31, 2005. The Fund's fiscal year end changed from April 30 to October 31.
** For the year or period ended April 30,
 + Fund commenced investment activities on December 31, 2004.
++ Fund commenced investment activities on December 31, 2003.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                                           TOTAL
                                                                                                                       DISTRIBUTABLE
                           UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED     CAPITAL        UNREALIZED       OTHER        EARNINGS
                              ORDINARY      TAX-EXEMPT       LONG-TERM         LOSS        APPRECIATION    TEMPORARY    (ACCUMULATED
                               INCOME         INCOME        CAPITAL GAIN   CARRYFORWARD   (DEPRECIATION)  DIFFERENCES     LOSSES)
                           -------------   -------------   -------------   ------------   --------------  -----------  -------------
Schroder North
   American
   Equity Fund ..........  $  15,901,042   $          --   $ 12,681,769    $       --     $ 55,991,950    $   (58,001) $ 84,516,760
Schroder U.S. Large
   Cap Equity Fund ......             --              --             --     (5,808,994)        868,749             (1)   (4,940,246)
Schroder U.S.
   Opportunities
   Fund .................             --              --      5,427,422             --      13,859,892             --    19,287,314
Schroder International
   Fund .................        113,507              --             --    (12,493,283)        531,352           (389)  (11,848,813)
Schroder Enhanced
   Income Fund ..........        396,038              --             --         (7,778)       (412,256)      (396,048)     (420,044)
Schroder U.S. Core
   Fixed Income Fund ....        107,136              --             --             --        (185,011)       (75,409)     (153,284)
Schroder Municipal
   Bond Fund ............         62,569         335,068             --       (438,185)       (677,028)      (371,147)   (1,088,723)
Schroder Short-Term
   Municipal
   Bond Fund ............         56,231         366,598             --       (331,154)       (594,943)      (396,465)     (899,733)

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2005

As of October 31, 2005, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                             EXPIRATION
                                                               DATES
                                                AMOUNT       OCTOBER 31,
                                             -----------     -----------
Schroder U.S. Large Cap Equity Fund ......   $ 2,544,340         2009
                                               2,512,657         2010
                                                 751,997         2011
Schroder International Fund ..............     8,139,161         2009
                                               3,440,360         2010
                                                 913,762         2011
Schroder Enhanced Income Fund ............         7,778         2013
Schroder Municipal Bond Fund .............       338,378         2012
                                                  99,807         2013
Schroder Short-Term Municipal Bond Fund ..        96,239         2012
                                                 234,915         2013

During the year ended October 31, 2005, capital loss carryforwards that were utilized to offset gains were as follows:

                                                AMOUNT
                                             -----------
Schroder U.S. Large Cap Equity Fund ...      $   738,427
Schroder International Fund ...........        1,033,369

At October 31,  2005,  the  identified  cost for Federal  income tax purposes of
investments   owned  by  each  Fund  and  their   respective   gross  unrealized
appreciation and depreciation were as follows:

                                                                        GROSS UNREALIZED           NET UNREALIZED
                                               IDENTIFIED      ---------------------------------    APPRECIATION
                                                TAX COST         APPRECIATION     (DEPRECIATION)   (DEPRECIATION)
                                             ---------------   ----------------   --------------   --------------
Schroder North American Equity Fund ......   $ 1,239,559,675   $  106,188,576     $ (50,195,131)   $  55,993,445
Schroder U.S. Large Cap Equity Fund ......         7,041,683        1,163,093          (294,344)         868,749
Schroder U.S. Opportunities Fund .........       129,819,720       17,635,275        (3,775,383)      13,859,892
Schroder International Fund ..............         6,001,273          631,474          (100,797)         530,677
Schroder Enhanced Income Fund ............       103,200,524          116,221          (528,477)        (412,256)
Schroder U.S. Core Fixed Income Fund .....        11,016,813            5,546          (190,557)        (185,011)
Schroder Municipal Bond Fund .............       107,895,703          359,173        (1,036,201)        (677,028)
Schroder Short-Term Municipal Bond Fund ..       131,478,452          218,448          (813,391)        (594,943)

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Schroder International Fund has a relatively large portion of its assets invested in companies domiciled in particular foreign countries, including Japan, the United Kingdom and emerging markets. The Fund may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
OCTOBER 31, 2005

NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2005 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

                                                      5% OR GREATER SHAREHOLDERS
                                                      --------------------------
                                                       NUMBER    % OF FUND HELD
                                                      --------   ---------------
Schroder North American Equity Fund .............        3           97.86%
Schroder U.S. Large Cap Equity Fund .............        3           38.15
Schroder U.S. Opportunities Fund ................        3           68.30
Schroder International Fund .....................        1           75.35
Schroder Enhanced Income Fund ...................        1           98.79
Schroder U.S. Core Fixed Income Fund ............        1          100.00
Schroder Municipal Bond Fund ....................        4           87.96
Schroder Short-Term Municipal Bond Fund .........        3           84.88

The accounts shown above for Schroder International Fund, Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund are owned by an affiliate of SIMNA.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Schroder Global Series Trust,
   Schroder Capital Funds (Delaware) and
   Schroder Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder North American Equity Fund (constituting Schroder Global Series Trust), Schroder U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund and Schroder International Fund, (constituting Schroder Capital Funds (Delaware)) and Schroder Enhanced Income Fund, Schroder U.S. Core Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund (constituting Schroder Series Trust) (collectively referred to as the "Funds") at October 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 19, 2005

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PROXY VOTING

A description of the Funds' proxy voting policies and procedures and information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by visiting the SEC's website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund's Statement of Additional Information.

FORM N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' Form N-Q are also available at www.schroderfunds.com.

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

The Funds' Advisory Agreements are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the 1940 Act) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Schroder. Each Advisory Agreement is terminable with respect to a Fund by Schroder, the Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days prior written notice and will terminate automatically in the event of its assignment.

The Trustees meet over the course of the year with investment advisory personnel from Schroder and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in May 2005 to consider the continuation of the Advisory Agreement in respect of each of the Funds
(other than the Schroder Enhanced Income Fund) for the following year. In connection with this meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information on the investment performance of the Funds and the performance of other funds in the Funds' peer groups and certain benchmarks; (ii) information on the Funds' advisory and sub-advisory fees and other expenses, including information comparing the Funds' expenses to other funds in their peer group and information about any applicable fee waiver and expense reimbursements and fee "breakpoints"; and (iii) information about the profitability of the Advisory Agreement to the Funds' advisers and sub-advisors. In considering whether to approve the continuation of the Advisory Agreement, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees included the factors described below.

The Trustees considered the fees charged by Schroder to each Fund under its Advisory Agreement. Fees, for this purpose, were considered to include the sub-advisory fee paid by Schroder to SIMNA Ltd. for its services, as well as any administration or sub-administration fees paid by the Funds to Schroder. As compensation for SIMNA Ltd.'s services as sub-adviser to Schroder International Fund, Schroder pays SIMNA Ltd. 25% of the investment advisory fees Schroder receives from the Fund. Schroder furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of Schroder's fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The data showed that SIMNA charges fees within the range of comparable mutual funds, with more than half the Funds (Schroder International Fund, Schroder U.S. Opportunities Fund, Schroder North American Equity Fund and Schroder U.S. Core Fixed Income Fund) below the median for their respective peer groups (after giving effect to expense limitations currently in effect and expected to be in effect for the coming year). Those Funds with advisory fees above the median (Schroder U.S. Large Cap Equity Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund) were not within the top quartile after giving effect to the expense limitations currently in effect.

The Trustees considered information provided by Schroder as to the fees charged by Schroder to clients other than the Funds, including institutional separate accounts and offshore funds. The Trustees generally found the fees paid by the Funds to be less than those paid by other clients of Schroder. In some cases, the fee rate charged by Schroder to institutional separate accounts are lower than that of the comparable Fund (Schroder U.S. Large Cap Equity Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund). Representatives of Schroder reviewed with the Trustees the reasons for the differences between the fees charged to the Funds and to those accounts. They explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds greatly exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to Schroder in managing public mutual funds than in managing private accounts. In addition, management of the Funds requires the use of resources necessary to conduct daily valuation to satisfy liquidity requirements, which is not the case with respect to institutional separate account clients. In some asset classes, the fees charged by Schroder to its separate account clients exceed those charged to the Funds (Schroder U.S. Opportunities Fund and Schroder International Fund). Representatives of Schroder explained that in these cases,

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where it can be difficult and  time-consuming  to manage smaller accounts within
the  framework  of  their   existing   investment   models,   Schroder   charges
institutional clients a premium for offering the customized services and reporting of a separate account. Representatives of Schroder further explained that when Schroder charges an advisory fee at the fund level to offshore pooled vehicles that it advises, they are at least the same as, but in most cases are higher than, the fees charged to the Funds, and that these fees are determined in the context of the market in which such pooled vehicles are offered. Schroder noted that sub-advisory fees charged by it to other mutual funds are generally lower than the fees it charges to the comparable Funds. Representatives of Schroder noted that the services and resources required by Schroder when it sub-advises mutual funds sponsored by other firms are substantially less than those required with respect to the Funds, since many of the compliance and regulatory responsibilities are retained by the primary adviser in such circumstances.

Schroder furnished a detailed profitability analysis with respect to each Fund for the years ended December 31, 2003 and December 31, 2004. This information showed the substantial costs of providing services to the Funds, and indicated that Schroder had a net loss with respect to all of the Funds for the year ended December 31, 2003 and for most of the Funds for the calendar year ended December 31, 2004. The data showed that Schroder anticipated that it would earn a substantial profit in respect of the U.S. Opportunities Fund (which will be increased if the proposed fee increase for that Fund is approved by shareholders), but the Trustees did not consider that profit excessive or unreasonable in light of the investment Schroder had made in past years in sponsoring the Fund and the quality of the service provided by Schroder to the Fund.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. Schroder noted that the increased profit realized by the firm as the Funds grow enables it to devote greater resources to the management of the Funds, as well as to provide financial incentives for the portfolio managers, analysts, and other personnel who in many cases have alternative employment and business opportunities available to them. In addition, Schroder noted that most of the Funds were small and they believed competitively priced, and that Schroder's profit with respect to those Funds that were profitable was not excessive or unreasonable.

Schroder noted that certain investment styles, such as a small-cap strategy, do not benefit from economies of scale to the same extent as many other investment styles, because of the limited ability to increase the size of a Fund's investments in certain portfolio holdings. Instead, larger Funds in those styles must often generate and monitor a greater number of potential and actual investments, requiring Schroder to increase investment resources dedicated to those Funds. Representatives of Schroder explained that they had recently hired an additional analyst to focus on the small- and mid-cap strategies. Schroder also noted that Virginie Maisonneuve, the new leader of the portfolio manager team with respect to the Schroder International Fund, was investing in a more concentrated portfolio. As a result, this Fund would not benefit from economies of scale as much as certain other funds, because it invested in a limited number of stocks requiring detailed research and analysis. Representatives of Schroder also noted specifically that they did not believe that breakpoints were necessary at this time to capture for the Schroder U.S. Large Cap Equity Fund the benefit of economies of scale, because, at current asset levels and expense rates, this Fund would not likely be especially profitable to Schroder for a substantial period of time.

The Trustees reviewed detailed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper organization with respect to various periods. That information includes the relative rankings of the Funds compared to peer funds during various periods. None of the Funds was shown in that data to have substantially lagged all peer mutual funds and indexes for all relevant periods. A number of the Funds (Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund) enjoyed favorable absolute and comparative performance for various periods.

In the case of Schroder International Fund, the Trustees noted that the Fund's performance in recent periods had been relatively unfavorable. They discussed with Schroder management steps Schroder was taking to improve performance, including the recent hiring of Virginie Maisonneuve as head of international equity investing and the leader of the portfolio management team with respect to this Fund.

The Trustees considered the nature, extent, and quality of the services provided by Schroder. In this regard, the Trustees took into account the experience of the Funds' portfolio management teams and of Schroder's senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund over the life of the Fund and in recent periods. They also considered the non-advisory services provided by affiliates of Schroder, including the administrative services provided to most of the Funds by Schroder Fund Advisors Inc.

After considering all of the information described above, the Trustees at the meeting unanimously voted to approve the continuation of each Advisory Agreement, including the advisory fees proposed in connection with that continuation.

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DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees, among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

o ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

  To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund's actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

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DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                           Beginning      Ending         Net       Expenses
                                            Account       Account    Annualized      Paid
                                             Value         Value       Expense      During
                                            5/1/05       10/31/05      Ratios       Period*
-------------------------------------------------------------------------------------------
Schroder North American Equity Fund
-------------------------------------------------------------------------------------------

Actual Expenses                           $ 1,000.00    $ 1,063.50      0.35%      $   1.82
Hypothetical Example for
   Comparison Purposes                      1,000.00      1,023.44      0.35           1.79
-------------------------------------------------------------------------------------------
Schroder U.S. Large Cap Equity Fund
-------------------------------------------------------------------------------------------
Actual Expenses                           $ 1,000.00    $ 1,043.90      2.00%      $  10.30
Hypothetical Example for
   Comparison Purposes                      1,000.00      1,015.12      2.00          10.16
-------------------------------------------------------------------------------------------
Schroder U.S. Opportunities Fund
-------------------------------------------------------------------------------------------
Actual Expenses                           $ 1,000.00    $ 1,100.20      1.06%      $   5.61
Hypothetical Example for
   Comparison Purposes                      1,000.00      1,019.86      1.06           5.40
-------------------------------------------------------------------------------------------
Schroder International Fund
-------------------------------------------------------------------------------------------
Actual Expenses                           $ 1,000.00    $ 1,114.80      1.25%      $   6.66
Hypothetical Example for
   Comparison Purposes                      1,000.00      1,018.90      1.25           6.36
-------------------------------------------------------------------------------------------
Schroder Enhanced Income Fund
-------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                        $ 1,000.00    $ 1,013.60      0.40%      $   2.03
   Advisor Shares                           1,000.00      1,012.30      0.65           3.30
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $ 1,000.00    $ 1,023.19      0.40%      $   2.04
   Advisor Shares                           1,000.00      1,021.93      0.65           3.31
-------------------------------------------------------------------------------------------
Schroder U.S. Core Fixed Income Fund
-------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                        $ 1,000.00    $ 1,002.10      0.40%      $   2.02
   Advisor Shares                           1,000.00      1,000.90      0.65           3.28
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $ 1,000.00    $ 1,023.19      0.40%      $   2.04
   Advisor Shares                           1,000.00      1,021.93      0.65           3.31

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
                                           Beginning      Ending         Net       Expenses
                                            Account       Account    Annualized      Paid
                                             Value         Value       Expense      During
                                            5/1/05       10/31/05      Ratios       Period*
-------------------------------------------------------------------------------------------
Schroder Municipal Bond Fund
-------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                        $ 1,000.00    $ 1,011.20      0.55%      $   2.79
   Advisor Shares                           1,000.00      1,010.00      0.80           4.05
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $ 1,000.00    $ 1,022.43      0.55%      $   2.80
   Advisor Shares                           1,000.00      1,021.17      0.80           4.08
-------------------------------------------------------------------------------------------
Schroder Short-Term Municipal Bond Fund
-------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                        $ 1,000.00    $ 1,013.30      0.55%      $   2.79
   Advisor Shares                           1,000.00      1,012.10      0.80           4.06
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $ 1,000.00    $ 1,022.43      0.55%      $   2.80
   Advisor Shares                           1,000.00      1,021.17      0.80           4.08

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

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TRUSTEES AND OFFICERS (UNAUDITED)

Additional information regarding the Trustees is included in the Funds' Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

                                                              TERM OF
                                                               OFFICE
                                                                AND
                                  POSITION(S)                  LENGTH
NAME, AGE                        HELD WITH THE                OF TIME
AND ADDRESS                         TRUSTS                     SERVED
--------------------------------------------------------------------------------
TRUSTEES

Hon. David N. Dinkins*, 77          Trustee                  Indefinite
875 Third Avenue, 22nd Fl.     (SCF(D) and SST)              Since 1994
New York, NY 10022

Peter E. Guernsey*, 84              Trustee                  Indefinite
875 Third Avenue, 22nd Fl.     (SCF(D) and SST)         Since 1975 (SCF(D))
New York, NY 10022                                        Since 1993 (SST)

John I. Howell*, 88                 Trustee                  Indefinite
875 Third Avenue, 22nd Fl.       (All Trusts)           Since 1975 (SCF(D))
New York, NY 10022                                        Since 1993 (SST)
                                                         Since 2003 (SGST)

Peter S. Knight*, 54                Trustee                  Indefinite
875 Third Avenue, 22nd Fl.       (All Trusts)        Since 1993 (SCF(D) and SST)
New York, NY 10022                                       Since 2003 (SGST)

Peter L. Clark**, 41              Trustee and                Indefinite
875 Third Avenue, 22nd Fl.         Chairman                  Since 2003
New York, NY 10022             (SCF(D) and SST)

William L. Means*, 69               Trustee                  Indefinite
875 Third Avenue, 22nd Fl.     (SCF(D) and SST)              Since 1997
New York, NY 10022

Clarence F. Michalis*, 83           Trustee                  Indefinite
875 Third Avenue, 22nd Fl.       (All Trusts)           Since 1969 (SCF(D))
New York, NY 10022                                        Since 1993 (SST)
                                                         Since 2003 (SGST)

Hermann C. Schwab*, 85              Trustee                  Indefinite
875 Third Avenue, 22nd Fl.     (SCF(D) and SST)         Since 1969 (SCF(D))
New York, NY 10022                                        Since 1993 (SST)


----------
 * Also serves as a member of the Audit Committees for each Trust on which they serve.
** Trustee who is deemed to be an "interested person" of the Trusts as defined in the 1940 Act is referred to as an "Interested Trustee." Mr.
   Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc., the Trust's investment advisor and its affiliates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

                                                     NUMBER OF SERIES                               OTHER
               PRINCIPAL                              IN FUND COMPLEX                           DIRECTORSHIPS
             OCCUPATION(S)                              OVERSEEN BY                                HELD BY
           DURING PAST 5 YEARS                        BOARD MEMBER***                            BOARD MEMBER
--------------------------------------------------------------------------------------------------------------------------------
Professor, Columbia University School                        7                None
of International and Public Affairs

Formerly, Senior Vice President,                             7                None
Marsh & McLennan, Inc. (Insurance Services)

Private Consultant since 1987                                8                American Life Assurance Co. of New York; United
                                                                              States Life Insurance Co. of the City of New York;
                                                                              First SunAmerica Life Insurance Co.

President, Generation Investment Management                  8                Medicis; PAR Pharmaceuticals, Entremed
U.S. Formerly, Managing Director, MetWest
Financial; President of Sage Venture Partners.
Former Partner, Wunder, Knight Forcsey &
DeVierno (law firm)

Chief Executive Officer, SIMNA Inc. and                      7                None
SIMNA Ltd., 3/03-Present. Executive Vice
President, SIMNA Inc. and SIMNA Ltd.,
12/01-2/03. Managing Director and Head
of Emerging Markets, JP Morgan/JP Morgan
Investment Management, 1986-2001.

Retired                                                      7                None

Retired                                                      8                Chairman of the Board of Directors,
                                                                              Josiah Macy, Jr., Foundation

Retired. Formerly, consultant to Schroder                    7                None
Capital Management International Inc.


----------
*** The "Fund Complex" includes all series of Schroder Capital Funds
    (Delaware), Schroder Series Trust and Schroder Global Series Trust.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED)

                                                                   TERM OF
                                                                    OFFICE
                                                                     AND
                                        POSITION(S)                 LENGTH
NAME, AGE                              HELD WITH THE               OF TIME
AND ADDRESS                                TRUSTS                   SERVED
--------------------------------------------------------------------------------
TRUSTEES (CONTINUED)

James D. Vaughn*, 60                      Trustee                 Indefinite
875 Third Avenue, 22nd Fl.              (All Trusts)              Since 2003
New York, NY 10022

Catherine A. Mazza*, 45                Trustee (SGST)             Indefinite
875 Third Avenue, 22nd Fl.                                        Since 2003
New York, NY 10022

OFFICERS

Mark A. Hemenetz, 48                   President and              Indefinite
875 Third Avenue, 22nd Fl.      Principal Executive Officer     Since May 2004
New York, NY 10022

Alan M. Mandel, 47             Treasurer and Chief Financial      Indefinite
875 Third Avenue, 22nd Fl.                Officer                 Since 1998
New York, NY 10022

Stephen M. DeTore, 54             Chief Compliance Officer        Indefinite
875 Third Avenue, 22nd Fl.                                        Since 2005
New York, NY 10022




----------
 * Also serves as a member of the Audit Committees for each Trust on which they serve.
** Trustee  who is  deemed  to be an  "interested  person"  of the  Trusts as defined in the 1940 Act is referred  to as an  "Interested  Trustee."  Mr.
   Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc., the Trust's investment advisor and its affiliates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

                                                          NUMBER OF SERIES                           OTHER
                  PRINCIPAL                               IN FUND COMPLEX                        DIRECTORSHIPS
                 OCCUPATION(S)                              OVERSEEN BY                             HELD BY
               DURING PAST 5 YEARS                        BOARD MEMBER***                         BOARD MEMBER
--------------------------------------------------------------------------------------------------------------------------
Formerly, Managing Partner,                                      8                                    None
Deloitte & Touche USA, LLP --
Denver (accounting)

Formerly, Trustee, President and Chief Executive                 1                                    None
Officer of Schroder Capital Funds (Delaware)
and Schroder Series Trust; Senior Vice President,
Schroder Investment Management North American
Inc., President and Director, Schroder Fund
Advisors Inc.

Chief Operating Officer, Director and
Executive Vice President, Schroder
Investment Management North America
Inc. ("Schroder"); Chairman and Director,
Schroder Fund Advisors Inc. President and
Principal Executive Officer of the Trusts.
Formerly, Executive Vice President and
Director of Investment Management, Bank
of New York.

First Vice President, Schroder; Chief
Operating Officer, Treasurer and Director,
Schroder Fund Advisors Inc.; Treasurer and
Chief Financial Officer of the Trusts.

Chief Compliance Officer, Schroder; Chief
Compliance Officer of the Trusts. Formerly,
Deputy General Counsel, Gabelli Asset
Management, Inc.; Associate General Counsel
Gabelli Asset Management, Inc.; Assistant
Director, Office of Examination Support, U.S.
Securities and Exchange Commission.




----------
*** The  "Fund  Complex"   includes  all  series  of  Schroder  Capital  Funds
    (Delaware), Schroder Series Trust and Schroder Global Series Trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED)

                                                                                              TERM OF
                                                                                              OFFICE
                                                                                                AND
                                                    POSITION(S)                               LENGTH
NAME, AGE                                          HELD WITH THE                              OF TIME
AND ADDRESS                                           TRUSTS                                  SERVED
-------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)

Carin F. Muhlbaum, 43                           Vice President and                          Indefinite
875 Third Avenue, 22nd Fl.                           Secretary                      Vice President since 1998;
New York, NY 10022                                                                     Secretary since 2001

Angel Lanier, 43                                Assistant Secretary                         Indefinite
875 Third Avenue, 22nd Fl.                                                                  Since 2005
New York, NY 10022




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

               PRINCIPAL
             OCCUPATION(S)
          DURING PAST 5 YEARS
--------------------------------------------------------------------------------



Senior Vice President and General Counsel,
Schroder; Senior Vice President, Director,
Secretary and General Counsel, Schroder
Fund Advisors Inc.; Vice President and
Secretary of the Trusts.

Assistant Vice President, Schroder and
Schroder Fund Advisors Inc.; Assistant
Secretary of the Trusts. Formerly,
Associate, Schroder.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an October 31, 2005 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2005 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2005, each portfolio is designated the following items with regard to distributions paid during the year.

                                       LONG TERM      LONG TERM                                                     QUALIFYING
                                      (20% RATE)     (15% RATE)        ORDINARY                                   FOR CORPORATE
                                     CAPITAL GAIN   CAPITAL GAIN        INCOME      TAX-EXEMPT        TOTAL       DIVIDENDS REC.
FUND                                 DISTRIBUTION   DISTRIBUTION    DISTRIBUTIONS    INTEREST     DISTRIBUTIONS    DEDUCTIONS(1)
----                                 ------------   ------------    -------------   ----------    -------------   --------------
Schroder North American
   Equity Fund ...................       0.00%         45.94%           54.06%         0.00%          100.00%          42.46%
Schroder U.S. Large Cap
   Equity Fund ...................       0.00%          0.00%          100.00%         0.00%          100.00%         100.00%
Schroder U.S. Opportunities
   Fund ..........................       0.00%         78.74%           21.26%         0.00%          100.00%          21.70%
Schroder International
   Fund ..........................       0.00%          0.00%          100.00%         0.00%          100.00%           0.00%
Schroder Enhanced
   Income Fund ...................       0.00%          0.00%          100.00%         0.00%          100.00%           0.00%
Schroder U.S. Core Fixed
   Income Fund ...................       0.00%          0.00%          100.00%         0.00%          100.00%           0.00%
Schroder Municipal
   Bond Fund .....................       0.00%          0.00%           17.02%        82.98%          100.00%           0.00%
Schroder Short-Term Municipal
   Bond Fund .....................       0.00%          0.00%           17.67%        82.33%          100.00%           0.00%

                                                                               FOREIGN
                                     QUALIFYING   QUALIFYING       U.S.          TAX
                                      INTEREST     DIVIDEND     GOVERNMENT   WITHHOLDING
FUND                                   INCOME      INCOME(2)   INTEREST(3)   PASS THRU(4)
----                                 ----------   ----------   -----------   -----------
Schroder North American
   Equity Fund ...................     44.91%       38.58%         0.36%         0.00%
Schroder U.S. Large Cap
   Equity Fund ...................      0.00%      100.00%         0.00%         0.00%
Schroder U.S. Opportunities
   Fund ..........................      0.00%       21.70%         0.00%         0.00%
Schroder International
   Fund ..........................      0.00%      100.00%         0.00%         0.00%
Schroder Enhanced
   Income Fund ...................      0.00%        0.00%         9.46%         0.00%
Schroder U.S. Core Fixed
   Income Fund ...................      0.00%        0.00%        30.36%         0.00%
Schroder Municipal
   Bond Fund .....................      0.00%        0.00%         0.00%         0.00%
Schroder Short-Term Municipal
   Bond Fund .....................      0.00%        0.00%         0.00%         0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

(2)   The  percentage  in this  column  represents  the  amount  of  "Qualifying
      Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax.

(4) Foreign tax credit pass thru represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions."



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIVACY STATEMENT
--------------------------------------------------------------------------------

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information ("nonpublic personal information") with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

I. INFORMATION THAT WE COLLECT

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, we collect nonpublic personal information (such as name, address, account and other investment information) about you from the following sources:

o     Applications or forms completed by you; and

o Your transactions and account positions with us, our affiliates, or others (including, for example, your own broker or custodian).

II. INFORMATION THAT WE DISCLOSE

We do not sell or rent your nonpublic personal information to any third parties.

We may disclose your nonpublic personal information to third parties in the following limited circumstances:

o We may disclose some or all of your nonpublic personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services for us.

o We may disclose some or all of your nonpublic personal information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, are not permitted to use or share this information for any other purpose and are required to protect the confidentiality and security of this information.

o We may disclose or report some or all of your nonpublic personal information if you request or authorize us to do so, for institutional risk control, or in other circumstances where we believe in good faith that disclosure is required or permitted under law.

III. OUR SECURITY PROCEDURES

We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your non-public personal information. Within Schroders, access to such information is limited to those employees who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.



This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund Advisors
           Inc. and Schroder Investment Management North America Inc.

--------------------------------------------------------------------------------

[LOGO OMITTED] SCHRODERS

           INVESTMENT ADVISOR  Schroder Investment Management North America Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

                     TRUSTEES  Peter L. Clark (CHAIRMAN)
                               David N. Dinkins
                               Peter E. Guernsey
                               John I. Howell
                               Peter S. Knight
                               Catherine A. Mazza
                               William L. Means
                               Clarence F. Michalis
                               Hermann C. Schwab
                               James D. Vaughn

                  DISTRIBUTOR  Schroder Fund Advisors Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

       TRANSFER & SHAREHOLDER  Boston Financial Data Services, Inc.
              SERVICING AGENT

                    CUSTODIAN  JP Morgan Chase Bank

                      COUNSEL  Ropes & Gray LLP

INDEPENDENT REGISTERED PUBLIC  PricewaterhouseCoopers LLP
              ACCOUNTING FIRM

                               The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

                               SCHRODER CAPITAL FUNDS (DELAWARE)
                               SCHRODER SERIES TRUST
                               SCHRODER GLOBAL SERIES TRUST
                               P.O. BOX 8507
                               BOSTON, MA 02266
                               (800) 464-3108

                               45843

[LOGO OMITTED] SCHRODERS

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James D. Vaughn. Mr. Vaughn is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Pricewaterhouse Coopers LLP Related to the Trust

Pricewaterhouse Coopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last three fiscal years as follows:

---------------- -------------------------------------- ------------------------------------- ------------------------------------
                           OCTOBER 31, 2005                       APRIL 30, 2005 (1)                     APRIL 30, 2004
---------------- -------------------------------------- ------------------------------------- ------------------------------------
                 All fees    All fees      All other    All fees     All fees     All other   All fees    All fees    All other
                 and         and           fees and     and          and          fees and    and         and         fees and
                 services    services to   services     services     services     services    services    services    services
                 to the      service       to service   to the       to service   to service  to the      to service  to service
                 Trust       affiliates    affiliates   Trust that   affiliates   affiliates  Trust       affiliates  affiliates
                 that were   that were     that did     were         that were    that did    that were   that were   that did
                 pre-        pre-          not          pre-         pre-         not         pre-        pre-        not require
                 approved    approved      require      approved     approved     require     approved    approved    pre-approval
                                           pre-approval                           pre-
                                                                                  approval
------- -------- ----------- ------------- ------------ ------------ ------------ ----------- ----------- ----------- ------------
(a)     Audit    $31,900         N/A       $81,005      $37,800          N/A      $167,800    $44,000        N/A      $125,000
        Fees(2)

------- -------- ----------- ------------- ------------ ------------ ------------ ----------- ----------- ----------- ------------
(b)     Audit-   $0          $0            $0           $0           $0           $0          $0          $0          $0
        Related
        Fees

------- -------- ----------- ------------- ------------ ------------ ------------ ----------- ----------- ----------- ------------
(c)     Tax      $2,200      $0            $0           $3,250       $0           $0          $3,000      $0          $0
        Fees(3)

------- -------- ----------- ------------- ------------ ------------ ------------ ----------- ----------- ----------- ------------
(d)     All      $0          $0            $0           $0           $0           $0          $0          $0          $0
        Other
        Fees

------- -------- ----------- ------------- ------------ ------------ ------------ ----------- ----------- ----------- ------------

Notes:
     (1) The Trust's fiscal year end was changed from April 30 to October 31 on May 10, 2005.
     (2) AIMR-PPS services rendered to Schroder Investment Management North American, Inc.
     (3) Tax return preparation fees.

(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant's investment adviser and to certain affiliates of the investment adviser.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ----------------------- -------------------- ------------------ -------------------
                                         OCTOBER 31, 2005      APRIL 30, 2005      APRIL 30, 2004
                ----------------------- -------------------- ------------------ -------------------
                Audit-Related Fees              n/a                 n/a                n/a

                ----------------------- -------------------- ------------------ -------------------
                Tax Fees                        0%                  0%                  0%

                ----------------------- -------------------- ------------------ -------------------
                All Other Fees                  n/a                 n/a                n/a

                ----------------------- -------------------- ------------------ -------------------


(f)      Not applicable.

(g) The aggregate non-audit fees and services billed by Pricewaterhouse Coopers LLP for the last three fiscal years were $83,205, $171,050 and $128,000 for October 31, 2005, April 30, 2005 and April 30, 2004,
         respectively. The Trust's fiscal year end was changed from April 30 to October 31 on May 10, 2005.

(h)      Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting during the period from August 1, 2005 through October 31, 2005 that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               Schroder Global Series Trust

By (Signature and Title)*                  /s/ Mark A. Hemenetz
                                           -------------------------------------
                                           Mark A. Hemenetz
                                           Principal Executive Officer
Date December 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                  /s/ Mark A. Hemenetz
                                           ------------------------------------
                                           Mark A. Hemenetz
                                           Principal Executive Officer
Date December 30, 2005


By (Signature and Title)*                  /s/ Alan M. Mandel
                                           -------------------------------------
                                           Alan M. Mandel
                                           Treasurer and Chief Financial Officer

Date December 30, 2005
* Print the name and title of each signing officer under his or her signature.